UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08200

                                     Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                                     Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Michael D. Mulcahy, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                                     Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (713) 661-3500

Date of fiscal year end:  June 30

Date of reporting period: July 1, 2012 through December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

A no-load mutual fund family of domestic funds

Semi-Annual Report December 31, 2012 (Unaudited)

AGGRESSIVE INVESTORS 1	BRAGX

ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors — Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

SMALL-CAP MOMENTUM	BRSMX

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

LARGE-CAP GROWTH	BRLGX

BLUE CHIP 35 INDEX	BRLIX

MANAGED VOLATILITY	BRBPX

www.bridgeway.com

Bridgeway Funds Standardized Returns as of December 31, 2012* (Unaudited)

			Annualized

Fund	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]		Net Expense Ratio[2]
Aggressive Investors 1	2.60%	11.92%	21.58%	-6.93%	6.45%	12.53%	8/5/1994	1.33%	[3]	NA	[3]
Ultra-Small Company	2.91%	10.11%	24.49%	1.00%	11.52%	14.91%	8/5/1994	1.25%		1.25%
Ultra-Small Co Market	-0.49%	5.21%	19.83%	1.00%	9.53%	9.73%	7/31/1997	0.95%	[1]	0.87%	[1]
Small-Cap Momentum	0.47%	6.36%	14.18%	NA	NA	12.11%	5/28/2010	5.76%	[1]	0.93%	[1]
Small-Cap Growth	-2.33%	4.56%	11.05%	-4.31%	NA	2.22%	10/31/2003	1.08%	[1]	0.94%	[1]
Small-Cap Value	2.66%	11.11%	20.99%	-0.30%	NA	5.97%	10/31/2003	0.99%	[1]	0.94%	[1]
Large-Cap Growth	0.95%	6.71%	16.21%	-0.50%	NA	4.30%	10/31/2003	0.92%	[1]	0.84%	[1]
Blue Chip 35 Index	-1.41%	4.76%	15.20%	2.11%	6.26%	4.95%	7/31/1997	0.29%	[1]	0.15%	[1]
Managed Volatility	-0.40%	2.18%	6.46%	0.72%	4.80%	3.63%	6/30/2001	1.44%	[1]	0.95%	[1]

Bridgeway Funds Returns for Calendar Years 1999 through 2012* (Unaudited)

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Aggressive Investors 1	120.62%	13.58%	-11.20%	-18.01%	53.97%	12.21%	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%	21.58%
Ultra-Small Company	40.41%	4.75%	34.00%	3.98%	88.57%	23.33%	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%	24.49%
Ultra-Small Co Market	31.49%	0.67%	23.98%	4.90%	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%	25.95%	24.86%	-7.86%	19.83%
Small-Cap Momentum													-0.92%	14.18%
Small-Cap Growth						11.59%	18.24%	5.31%	6.87%	-43.48%	15.04%	11.77%	-0.63%	11.05%
Small-Cap Value						17.33%	18.92%	12.77%	6.93%	-45.57%	26.98%	16.55%	1.05%	20.99%
Large-Cap Growth						6.77%	9.33%	4.99%	19.01%	-45.42%	36.66%	13.34%	-0.71%	16.21%
Blue Chip 35 Index	30.34%	-15.12%	-9.06%	-18.02%	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%	15.20%
Managed Volatility				-3.51%	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%	6.46%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month- end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

1 Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

2 Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2012.

3 The management fee included in the gross expense ratio for the Aggressive Investors 1 Fund has been restated to reflect only the base management fee payable under the Fund’s performance-based management fee structure. The total actual management fee for the fiscal year ended June 30, 2012 was -0.47%. The actual total management fee for the prior fiscal year was negative due to the negative performance adjustment of the investment management fee under the Fund’s performance-based management fee structure.

*	Numbers highlighted in green indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2012

Dear Fellow Shareholders,

Uncertainty ruled the equity market for the last quarter of 2012. The outcome of the U.S. presidential election, the effects of Superstorm Sandy, and the drama of the potential fiscal cliff caused continued volatility. Before staging an impressive recovery from mid-November to close the quarter almost flat, the S&P 500 Index had been down almost 5%. The smaller and more value style parts of the U.S. markets were the only segments in positive territory. Stock correlations continued to fall from the June spike, an environment generally favorable to our Select Funds and especially to our growth Funds, as discussed in previous letters. Details appear on page 2. Individual Fund performance appears on the previous page, with Fund by Fund details starting on page 8.

As documented in earlier shareholder letters, Bridgeway continues to believe that bond investors face the extraordinary risk of rising interest rates and inflation. Our research team recently looked at a popular fixed income alternative, high yield stocks. See page 3 for an eye-popping statistical development that we have not seen in the last four decades.

Each calendar year we have a friendly competition with Morningstar’s “Fund picks.” In spite of the macro driven market of the June quarter, this year our Funds led Morningstar’s picks 8 to 3. See details on page 4.

Bridgeway continues to field questions about our very unusual policy of capping the compensation of our highest paid people at seven times the lowest compensated ones. On page 5, our president discusses the reasons, implications, and benefits of this policy, which dates back to our founding nearly two decades ago.

One of the strongest parts of our culture is a commitment to community and world change. We believe this gives us a broader world view, which helps every aspect of our organization, including managing your money. Or, as one Partner recently said, “It is engrained in the fabric of who we are – as individuals and as a corporation; and how we work - providing service and returns to our shareholders and our world. We can’t divorce one from the other.” On page 5, Dick Cancelmo, our Managed Volatility portfolio manager and head of Trading, and Bill Baumeyer, a marketing and client service team member, paint a word picture of transformational change from their vantage points.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them internally to help in managing our Funds and this company. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool, helping us serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo	Rasool Shaik

1	Semi-Annual Report | December 31, 2012 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

The Short Version: In a volatile climate, and as measured by the S&P 500 Index, the market declined during the quarter almost 5%, but recovered a majority of that to close down only a fraction of a percent.

The fourth quarter of 2012 experienced volatility across the domestic equity markets with the uncertainty of the outcome of the U.S. presidential election, the effects of Superstorm Sandy, and the drama of the approaching fiscal cliff. Despite the volatility, the quarter ended with the S&P 500 Index down 0.38% and the Dow down 1.74%.

October started the quarter on a sour note with domestic equity markets turning negative. Despite improvement in some economic indicators, such as a drop in the unemployment rate to the lowest rate since the beginning of 2009, the highest level of housing starts in over four years, and an increase in consumer confidence, markets still reacted with uncertainty ahead of the U.S. presidential election. The S&P 500 Index lost almost two percent, the Dow was down two and one-half percent, and the Nasdaq Composite Index fell by more than four percent.

All of this uncertainty led to large daily moves for the Dow, averaging +/-0.7%. For the month, the Dow ranged 819 points from high to low – the widest range since June. By mid-month, broad domestic equity markets were off about 5% before an impressive rally, resulting in the S&P 500 Index and Nasdaq Composite closing fractionally higher and the Dow finishing slightly negative for the month.

While most markets posted mixed returns through the end of November, December provided some much needed positive performance, pulling segments of the market (the smaller and more value segments) in the black for the quarter. With the uncertainty of the fiscal cliff and the possibility of tax increases, 483 companies declared special dividends versus 142 a year ago and many companies sped up the payment of regular dividends to secure the 2012 tax rate. Towards the end of December, dismal fiscal cliff negotiations rankled the markets, but on the last day of the month when it appeared that a deal would be struck, the markets turned positive.

Additionally, the Federal Reserve held its last monetary policy meeting of the year in December. For the first time, the Fed tied its monetary policy to a specific economic indicator instead of a time period. The Fed announced they will continue with easy monetary policy until the unemployment rate hits 6.5% or lower as long as inflation forecasts remain near its 2% target. In addition, the Fed will make purchases totaling $85 billion per month: $40 billion in mortgage backed securities and $45 billion in long-term Treasuries which is a slight modification from Operation Twist (selling $45 billion a month of short-term Treasuries to fund the long-term purchases).

Returns across U.S equity style boxes, as defined by Morningstar, were mixed for the quarter. Value outperformed growth, and small- and mid-cap stocks were favored over large-cap stocks. Small-cap value posted a 2.13% gain while large-cap growth was down 4.18% for the quarter.

Sector performance for the S&P 500 Index was mixed with half of the sectors positive and half negative leaving the Index essentially flat. Financials led the way gaining approximately six percent followed by Industrials up four percent and consumer discretionary up two percent. Telecommunication Services and Information Technology suffered the most, falling approximately six percent each, while Utilities and Energy were down nearly three percent each.

Following are the stock market “style box” returns from Morningstar for the quarter and year:

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Using High Dividend Stocks to Reduce Risk (by Bridgeway’s research team)

The Short Version: For the same reasons that many investors have sold stock funds to buy bond funds, many investors have turned to high yield stocks as an alternative to produce current income. Bridgeway’s research indicates that high yield stocks are somewhat expensive relative to history and the overall stock market and thus represent their own (rather eye popping) risks.

Previously, we discussed the unusual risk of bonds and other fixed income instruments in the current environment. [See letters from March, June, and September 2012.] As many investors see money market rates near zero, or wonder what to do with the proceeds from maturing bonds, they look desperately for some extra yield, even a moderate amount. One place they have turned is high yield dividend paying stocks. While these stocks do provide some potential reduction of inflation risk, benefits from diversification (if owned along with fixed income and other asset classes), and the benefit of current income, Bridgeway’s investment team recently asked the question, “How cheap or expensive are these stocks?”

The graph below provides an eye opening answer: On the basis of one measure of valuation, “price to book value”, they are the most expensive, relative to other stocks, we have seen at any time in our data history going back to 1972. On this measure, the price of these stocks has already been bid up on a relative basis. For the first time in at least four decades, high yield large cap stocks are actually more expensive than the broader market. Buyer beware.

Source: Bridgeway analysis.

3	Semi-Annual Report | December 31, 2012 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

What’s an investor to do? We believe that creating, writing down, and implementing a disciplined asset allocation plan is the best answer. Right now that might guard against an overreliance on bonds and also high dividend paying stocks, particularly because they’ve done so well over the last one and two decades.

Performance Versus Morningstar Analyst Picks or Gold Rated Funds

The Short Version: The final tally: Bridgeway 8, Morningstar 3. Overall, calendar year 2012 was a good one for our Select Funds. Four (Aggressive Investors 1, Ultra-Small Company, Large-Cap Growth, and Small-Cap Value) of Bridgeway’s eleven Funds outperformed their respective market benchmarks. Four more performed in line with their design, (see details below on Small-Cap Momentum, Ultra-Small Company Market, Blue Chip 35 Index, and Managed Volatility). Bridgeway outperformed Morningstar’s Analyst picks (Gold rated funds) by a solid margin.

Morningstar, the Chicago-based independent research firm, publishes a list of “analysts picks” or “Gold rated Funds” every year for each asset class, as determined by its analysts. Each year in January when the final tallies are in, we compare the performance of each of our Funds to the average returns of Morningstar’s top picks for the comparable asset class. How did we do in 2012?

In a market year that included a high-correlation spike — unfavorable to some of our growth models and Funds — 2012 was still a decent year in our “contest” with Morningstar’s fund “top picks.”

The table below depicts the results by Morningstar category and relevant Bridgeway Fund.

Bridgeway Funds	Morningstar Analyst “Picks”
Name	2012 Return	Morningstar Category	2012 Return
* Aggressive Investors 1	21.58%	Mid-cap blend	17.92%
* Ultra-Small Company[2]	24.49%	Small growth	17.21%
* Ultra-Small Company Market	19.83%	Small blend	19.12%
Small-Cap Momentum	14.18%	* Small growth	17.21%
Small-Cap Growth	11.05%	* Small growth	17.21%
* Small-Cap Value	20.99%	Small value	10.93%
* Omni Small-Cap Value[1]	17.74%	Small value	10.93%
* Omni Tax-Managed Small-Cap Value[1]	16.62%	Small value	10.93%
* Large-Cap Growth	16.21%	Large-cap growth	15.01%
Blue Chip 35 Index	15.20%	* Large-cap blend	15.81%
* Managed Volatility	6.46%	Long-Short Equity	4.51%
[1]These funds are offered in a separate prospectus and their semi-annual reports are also in a separate report.
[2]Ultra-Small Company Fund moved from small growth to small value during the quarter ended June 30, 2012.

An “*” means a “win” for that contest. Past performance is not an indicator of future results. The Bridgeway Funds’ adviser, Bridgeway Capital Management, Inc., does not have any influence on the selection of the funds chosen by Morningstar’s analysts. The number and specific funds used in the comparison are in the control and discretion of Morningstar and their analysts and are subject to change. Morningstar’s criteria for choosing Analyst Picks includes, but is not limited to, factors such as performance, expenses, and quality of fund management. In addition, the comparison of Bridgeway Funds to the Morningstar Analyst Picks is limited to performance only and does not take into consideration other factors that are considered by Morningstar when compiling their list of Analyst Picks.

Each Bridgeway Fund is compared to the average total return of the group of funds selected by Morningstar at the beginning of 2012 for the one-year period ended December 31, 2012. These averages in the table are comprised of between one and fifteen funds from within each category. In an effort to provide a complete and balanced assessment, all of the Bridgeway Funds are used in the comparison table shown above, such that no attempt is made to cull out unfavorable results. The purpose of this comparison is to “raise the bar” on performance comparison, as this analysis uses an arguably higher benchmark by comparing the Bridgeway Funds to other funds chosen by an independent source that specializes in investment research.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Bridgeway’s 7 to 1 Salary Cap Ratio (by Bridgeway’s President)

The Short Version: At Bridgeway, we have a salary-cap policy that limits total compensation of any Partner (full-time staff member) to seven times that of the total compensation of the lowest paid Partner.

On a recent Sunday, a headline in our local paper caught my attention: “Utilities reduced their workforce but greatly increased CEO pay.” A study of investor-owned utilities conducted by Longnecker & Associates showed CEO salaries growing by over 150% over the last 10 years to an average annual pay in excess of $9 million even while workforce numbers were being reduced. A 2012 Economic Policy Institute analysis of CEO pay across 350 of the largest companies showed the average CEO earned over 220 times more than the typical worker (down from over 400x a few years ago). This large disparity in pay has been confirmed by other studies as well. One problem that has been picked up by the media is that this ratio has risen dramatically over the last few decades. In fact, in 1980 – when the CEO to average worker pay was around 30 to 1 - management guru Peter Drucker proposed capping CEO salary at 20 to 1 in order to help ensure that workers are motivated by a sense of purpose rather than money.

For me, I can’t imagine working at a company with such income disparity when I know it takes everyone for a company to be successful. A 2010 joint study by Northeastern University’s business school and Bentley University was one of the first studies to show a negative correlation between employee productivity and CEO to worker pay ratio. Apparently, other people don’t believe that creates a great work environment either.

One unusual part of Bridgeway’s culture that helps us focus on purpose over money is our salary cap policy. Since the founding of Bridgeway in 1993, we have maintained a commitment that no full-time Partner (that is, any full-time staff member) at Bridgeway can make total compensation greater than seven times the total compensation (salary, bonus, retirement) of the lowest paid Partner. What does this mean? Well, it really means what it says: No one - not even the founder, John Montgomery - can make more than 7x the lowest paid Partner.

Why do we do this? Our intent with this policy is multifold:

1) It serves to create a more equitable and amiable workplace by better recognizing the value that all Partners play in the company’s success.

2) It helps to keep our costs low so that we can have more operational flexibility in challenging economic environments (like most of us have faced in the past few years) to continue to invest in our business and Partners.

3) It allows us to create a work environment that attracts, challenges, excites and fulfills in ways that money cannot buy.

4) It serves to protect us from the greed that too often and too easily creeps into a company’s culture.

In 2010, Bridgeway was named as the #4 best medium/small company to work for by Great Place to Work Institute. We believe our bigger focus on mission, value and purpose is a major part of this, and that the salary cap policy is one way to keep our rudder pointed in the right direction.

Transformative Change

The Short Version: This quarter, we are highlighting two of our Partners and their passion and pursuit of transformative change. Dick Cancelmo and Bill Baumeyer have each written a section about their pursuits.

5	Semi-Annual Report | December 31, 2012 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Dick Cancelmo

Bridgeway has enabled me to transform my work life into my life’s work. I love what I do in leading our trading team and managing the Bridgeway Managed Volatility Fund. I also stay active with a few, select non-profit ventures that I believe are quite impactful.

One commitment is to my alma mater – Washington and Lee University and our Shepherd Poverty Program. The program integrates rigorous academic study and focused direct service to disadvantaged communities and persons, and supplements and enriches the education of undergraduate and law students in all majors and career paths. The intent of this program is to prepare students for lives aimed at diminishing poverty and enhancing human capability through professional and civic efforts. Bridgeway thought so highly of this program that we helped start similar programs at Rice University, Baylor University, and Furman University. In addition, a consortium of schools has been established in an effort to create a national movement to expand poverty studies across the country. We now have 20 colleges and universities as members of The Shepherd Higher Education Consortium on Poverty and I am very excited to serve as a founding board member. The students and graduates of this program continually amaze me with their knowledge, dedication and attitude to live a life with meaning and purpose; it brings me great joy to see their lives unfold.

Here in Houston I have a great relationship with ProVision, a local charter school founded by Roy Young, a former NFL player. ProVision serves young men who are underserved by society and are at risk of dropping out of school and an eventual life of poverty or much worse. The teachers and administration of ProVision are an extremely dedicated and capable group of men and women who are devoting their lives to helping these young men. There are strict rules and lots of tough love and I have seen the results first hand. For the last three years I have hosted a group of 7 young men and 2 teachers at a property my wife Martha and I have in rural South Texas. The group comes down on a Friday afternoon and stays all weekend. The teachers have a set program and there are also lots of activities such as hiking, games, wild life viewing plus lots of laughs and plenty of great food. This last year one of the young men came up with a great variation on the favorite camp fire dessert called Smores, he added an Oreo to the mix and created what we now call Smoreos! These young men have the time of their lives and for one short weekend get away from all of their problems and see a completely different world of nature and beauty. They are incredibly well behaved and gracious and while I know they have a great time, I don’t know if they have a better time than me. If it wasn’t for ProVision where would these young men be?

Bill Baumeyer

Bridgeway has created the opportunity that allows us to participate in the world in a big way. We not only get to assist investors in reaching their financial goals, but we get to impact our communities and the world as well.

I have had the honor of serving on the Bridgeway Foundation board for the past eight years and have had the privilege of being a catalyst for hope and reconciliation throughout the world by working towards the prevention of oppression, genocide, and human rights violations. One of our recent grants went towards creating a network of radio towers in Eastern Congo, CAR, and South Sudan to help prevent killings, child abductions, rape, and disruption of life imposed by the Lord’s Resistance Army (LRA). The towers have been effective in tracking the LRA movements and warning communities in advance, allowing them to prepare and not be as impacted as in the past. You can see the results of this system by visiting http://lracrisistracker.theresolve.org and http://invisiblechildren.com/program/fm-radios. There are numerous other projects in which we have been involved to pursue our mission.

I also serve on the Board of Cherish our Children International (COCI). COCI’s mission is to create and fund programs that provide a brighter future for the world’s most vulnerable children. We currently have programs in Serbia, Africa, Mexico and the United States. This past year I have participated with Team COCI, a group of athletes committed to making a difference for children. We had 70 team members participate in 28 different events. The events ranged from Ironman triathlons and marathons to sprint triathlons and 5k runs. The team has two purposes, to support athletes in reaching their athletic goals and to make a difference in the community. This season, we even had the privilege of participating in various athletic events with the children for our U.S. program in a partnership with No More Victims, Inc. (NMVI).

NMVI supports children that have incarcerated parent(s) or family member(s). Nationally, 7.3 million children have at least one parent in jail or prison. Sadly, 60 to 90 percent of these kids are doomed to follow in the same footsteps as their parents,

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

becoming imprisoned at some point in their lives. NMVI has been able to flip this statistic with 95% of the children in the program staying out of jail and graduating from high school. I have been able to work with and hear the everyday obstacles they have to overcome. The NMVI program provides a safe place for these children to share their experiences so they don’t feel alone. It provides a structure that is not present in their current family setting which encourages them to do the right things every day.

We created triathlon relay teams with the children and competed in two different sprint triathlons. This was the first time for the kids to participate in an event like this. They trained, competed, and had a great time. They are already talking about what event they want to do this year. The great thing is that the kids motivate us, the Team COCI members, to train harder and meet our athletic goals. It’s a win/win partnership for us all. If you have been looking for a reason to get off the couch or reach for that new “personal record,” consider joining our team this year. If you are interested in learning more about COCI or Team COCI, please visit www.cherishourchildern.org.

7	Semi-Annual Report | December 31, 2012 (Unaudited)

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2012

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended December 31, 2012, Aggressive Investors 1 Fund returned 2.60%, outperforming our primary market benchmark, the S&P 500 Index (-0.38%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+1.42%), and the Russell 2000 Index (+1.85%). It was a quarter without high correlation spikes, the prevailing historical market environment, and also one generally favorable to our Select funds. We are pleased with the results.

For the six-month “semi-annual” period ending December 31, 2012, our Fund returned 11.92%, easily outpacing our primary market benchmark, the S&P 500 Index (+5.95%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+7.19%), and the Russell 2000 Index (+7.20%). It was a solid six months of low correlation markets, and we performed well on an absolute and relative basis.

For the calendar year, our Fund returned 21.58%, outperforming our primary market benchmark, the S&P 500 Index (+16.00%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+15.87%), and the Russell 2000 Index (+16.35%). In spite of the fact that we did underperform during the unfavorable high correlation quarter ended June 30, 2012 as expected, we are pleased to have made up the difference in the other three calendar quarters. Looking at the last five year period and as indicated on the graph on the following page, we still have ground to make up to return to our all- time high in 2007. This is due to the extraordinary and unprecedented high correlation spikes of 2008, 2010, and 2011, as described in our previous shareholder letters Looking forward, we would expect a return to more favorable periods without high correlation spikes, or lacking that, periods with relatively little negative effect, since our model calibration period includes a number of these spikes.

The table below presents our December quarter, six-month, one-year, five-year, ten-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2012
				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	2.60%	11.92%	21.58%	-6.93%	6.45%	12.53%
S&P 500 Index	-0.38%	5.95%	16.00%	1.66%	7.10%	8.40%
Russell 2000 Index	1.85%	7.20%	16.35%	3.56%	9.72%	8.46%
Lipper Capital Appreciation Funds Index	1.42%	7.19%	15.87%	1.14%	7.93%	7.40%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2012, Aggressive Investors 1 Fund ranked 31st of 279 capital appreciation funds for the twelve months ending December 31, 2012, 215th of 223 over the last five years, 107th of 160 over the

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Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

last ten years, and 2nd of 51 since inception in August, 1994. These long-term numbers and the graph below give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Aggressive Investors 1 Fund vs. S&P 500 Index, Russell 2000 Index & Lipper Capital Appreciation Funds Index

from Inception 8/5/94 to 12/31/12

Detailed Explanation of Quarterly Performance

The Short Version: The low correlation market was favorable to a majority of our stock selection models.

Three of our four categories of models (Growth, GARP and Value) outperformed our primary market benchmark by more than one percent each. Approximately ninety percent of our assets are invested in these model categories. The strongest performing individual model was in the mid-cap growth market segment, returning almost eight percent for the quarter. Only our Momentum model category underperformed our market benchmark, as the highest momentum stocks underperformed the most. As a refreshing change from some of the recent high stock correlation years (2008, 2010, 2011, and early 2012), stocks were generally rewarded for surprising Wall Street expectations on the upside — yet another sign we are no longer in a macro driven market.

Company size played a large role in our outperformance for the quarter. Almost sixty percent of Fund assets were in companies with market caps of less than $11 billion. This small-cap bias helped our relative returns. Of the four ultra-large names (Apple, Exxon Mobil, Microsoft and Wal-Mart) that all performed poorly, we only had exposure to Apple, and that exposure was less than a quarter of the S&P 500 Index exposure. Our underweighting in those four companies saved us more than one percent in relative return.

The Fund was overweighted in the Consumer Discretionary and Materials sectors, both of which had positive returns, adding almost one percent of relative returns. Our underweighting in the negatively performing Information Technology and Consumer Staples sectors also helped.

Detailed Explanation of Calendar Year Performance

The Short Version: We were able to overcome our underperformance in the second quarter’s high-correlation spike through strong model performance in the other three quarters.

9	Semi-Annual Report | December 31, 2012 (Unaudited)

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

The quarter ended June 30, 2012 contained a high-correlation spike, an environment unfavorable to our growth models. Even though we fared better than during previous spikes, we still underperformed the S&P 500 Index by more than two percent, an amount within our design parameters. The other three quarters had historically normal market correlation and as a result, we outperformed for the year by more than five and one-half percent.

We had a small-cap bias compared to the S&P 500 Index throughout the year which proved negative in the second quarter, but was more than made up for in the fourth quarter. Our models performed well, especially in the second half of the year. Our momentum models’ performance was mixed.

Top Ten Holdings as of December 31, 2012

Rank	Description	Industry	% of Net Assets
1	Regeneron Pharmaceuticals, Inc.	Biotechnology	2.4%
2	Westlake Chemical Corp.	Chemicals	2.3%
3	Seagate Technology PLC	Computers & Peripherals	2.2%
4	Discover Financial Services	Consumer Finance	2.1%
5	Gap, Inc. (The)	Specialty Retail	1.9%
6	OfficeMax, Inc.	Specialty Retail	1.7%
7	Lumber Liquidators Holdings, Inc.	Specialty Retail	1.6%
8	HollyFrontier Corp.	Oil, Gas & Consumable Fuels	1.5%
9	Delphi Automotive PLC	Auto Components	1.5%
10	Ryland Group, Inc. (The)	Household Durables	1.5%
	Total		18.7%

Industry Sector Representation as of December 31, 2012

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	21.3%	11.4%	9.9%
Consumer Staples	6.1%	10.6%	-4.5%
Energy	9.9%	11.0%	-1.1%
Financials	16.0%	15.6%	0.4%
Health Care	13.6%	12.1%	1.5%
Industrials	8.5%	10.2%	-1.7%
Information Technology	15.9%	19.0%	-3.1%
Materials	8.5%	3.6%	4.9%
Telecommunication Services	0.0%	3.1%	-3.1%
Utilities	0.0%	3.4%	-3.4%
Cash & Other Assets	0.2%	0.0%	0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial

www.bridgeway.com	10

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

The Investment Management Team

11	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 100.26%
Aerospace & Defense - 2.30%
AAR Corp.	129,800	$2,424,664
Textron, Inc.	92,100	2,283,159

		4,707,823

Airlines - 1.27%
SkyWest, Inc.	207,700	2,587,942

Auto Components - 1.50%
Delphi Automotive PLC*	80,300	3,071,475

Beverages - 1.56%
Brown-Forman Corp., Class B	32,300	2,042,975
Cott Corp.	142,000	1,140,260

		3,183,235

Biotechnology - 3.59%
Amgen, Inc.	27,100	2,339,272
Regeneron Pharmaceuticals, Inc.*	29,200	4,995,244

		7,334,516

Building Products - 1.78%
Nortek, Inc.*	21,000	1,391,250
USG Corp.*+	80,300	2,254,021

		3,645,271

Chemicals - 5.82%
CF Industries Holdings, Inc.	12,800	2,600,448
PolyOne Corp.	105,400	2,152,268
Sherwin-Williams Co. (The)	16,000	2,461,120
Westlake Chemical Corp.+	59,100	4,686,630

		11,900,466

Commercial Banks - 1.94%
Bank of Montreal+	37,300	2,286,490
KeyCorp	198,600	1,672,212

		3,958,702

Commercial Services & Supplies - 1.75%
Cintas Corp.	51,000	2,085,900
Quad/Graphics, Inc.+	73,700	1,502,743

		3,588,643

Computers & Peripherals - 5.55%
Apple, Inc.	3,600	1,918,908
EMC Corp.*	84,800	2,145,440
Seagate Technology PLC	150,400	4,584,192
Western Digital Corp.	63,500	2,698,115

		11,346,655

Industry Company	Shares	Value

Consumer Finance - 3.15%
Discover Financial Services#	111,400	$4,294,470
SLM Corp.	125,000	2,141,250

		6,435,720

Diversified Financial Services - 1.08%
Moody’s Corp.	44,000	2,214,080

Electronic Equipment, Instruments & Components - 1.04%
Corning, Inc.	167,900	2,118,898

Energy Equipment & Services - 2.19%
Atwood Oceanics, Inc.*	45,900	2,101,761
Exterran Holdings, Inc.*	108,700	2,382,704

		4,484,465

Food & Staples Retailing - 2.09%
Kroger Co. (The)	80,800	2,102,416
Susser Holdings Corp.*	62,700	2,162,523

		4,264,939

Food Products - 1.03%
HJ Heinz Co.	36,500	2,105,320

Health Care Equipment & Supplies - 2.23%
Integra LifeSciences Holdings Corp.*	55,500	2,162,835
West Pharmaceutical Services, Inc.	43,700	2,392,575

		4,555,410

Health Care Providers & Services - 7.21%
Aetna, Inc.	49,000	2,268,700
AmerisourceBergen Corp.	49,500	2,137,410
Bio-Reference Labs, Inc.*+	39,000	1,118,910
Cigna Corp.	38,100	2,036,826
DaVita HealthCare Partners, Inc.*	20,700	2,287,971
HCA Holdings, Inc.	76,800	2,317,056
McKesson Corp.	26,700	2,588,832

		14,755,705

Hotels, Restaurants & Leisure - 3.10%
Cracker Barrel Old Country Store, Inc.	28,300	1,818,558
Jack in the Box, Inc.*	79,700	2,279,420
Wynn Resorts, Ltd.	20,000	2,249,800

		6,347,778

Household Durables - 4.63%
Meritage Homes Corp.*	62,000	2,315,700
PulteGroup, Inc.*	124,700	2,264,552

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Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Household Durables (continued)
Ryland Group, Inc. (The)	83,200	$3,036,800
Toll Brothers, Inc.*	57,200	1,849,276

		9,466,328

Household Products - 1.45%
Central Garden & Pet Co., Class A*	98,200	1,026,190
Church & Dwight Co., Inc.	36,400	1,949,948

		2,976,138

Insurance - 5.84%
Arch Capital Group, Ltd.*	49,900	2,196,598
Axis Capital Holdings, Ltd.	59,200	2,050,688
First American Financial Corp.	99,200	2,389,728
MetLife, Inc.	66,000	2,174,040
Prudential Financial, Inc.	39,400	2,101,202
Stewart Information Services Corp.	39,700	1,032,200

		11,944,456

Internet & Catalog Retail - 0.54%
HSN, Inc.	20,000	1,101,600

Internet Software & Services - 2.15%
Equinix, Inc.*	11,200	2,309,440
Rackspace Hosting, Inc.*	28,100	2,086,987

		4,396,427

IT Services - 2.66%
Accenture PLC, Class A	35,900	2,387,350
International Business Machines Corp.	5,400	1,034,370
Western Union Co. (The)	148,500	2,021,085

		5,442,805

Media - 2.41%
New York Times Co., Class A (The)*	58,900	502,417
Sinclair Broadcast Group, Inc., Class A	164,900	2,081,038
Time Warner Cable, Inc.	24,200	2,351,998

		4,935,453

Office Electronics - 1.07%
Xerox Corp.	320,700	2,187,174

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels - 7.76%
Chevron Corp.	19,700	$2,130,358
Crosstex Energy, Inc.	81,900	1,174,446
Delek US Holdings, Inc.	94,000	2,380,080
HollyFrontier Corp.	67,600	3,146,780
Marathon Petroleum Corp.	40,000	2,520,000
Suncor Energy, Inc.	62,000	2,044,760
Tesoro Corp.	56,300	2,480,015

		15,876,439

Paper & Forest Products - 2.69%
Louisiana-Pacific Corp.*	137,400	2,654,568
PH Glatfelter Co.	163,400	2,856,232

		5,510,800

Pharmaceuticals - 0.66%
Warner Chilcott PLC, Class A	112,200	1,350,888

Real Estate Investment Trusts (REITs) - 4.03%
American Tower Corp.	28,600	2,209,922
BioMed Realty Trust, Inc.	92,500	1,788,025
Weingarten Realty Investors	76,600	2,050,582
Weyerhaeuser Co.	78,800	2,192,216

		8,240,745

Semiconductors & Semiconductor Equipment - 0.96%
Cirrus Logic, Inc.*	68,000	1,969,960

Software - 2.56%
NetSuite, Inc.*	34,800	2,342,040
Oracle Corp.	86,600	2,885,512

		5,227,552

Specialty Retail - 9.22%
Gap, Inc. (The)	127,000	3,942,080
Home Depot, Inc. (The)	32,900	2,034,865
Limited Brands, Inc.	47,300	2,225,938
Lumber Liquidators Holdings, Inc.*+	61,200	3,233,196
OfficeMax, Inc.	361,900	3,532,144
O’Reilly Automotive, Inc.*	22,500	2,011,950
Pep Boys-Manny, Moe & Jack (The)	192,000	1,887,360

		18,867,533

13	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company		Shares	Value
Common Stocks (continued)
Trading Companies & Distributors - 1.45%
United Rentals, Inc.*		64,959	$2,956,933

TOTAL COMMON STOCKS - 100.26%			205,058,274

(Cost $ 184,142,146)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
BlackRock FedFund	0.01%	895	895

TOTAL MONEY MARKET FUND - 0.00%			895

(Cost $ 895)

TOTAL INVESTMENTS - 100.26%			$205,059,169
(Cost $ 184,143,041)
Liabilities in Excess of Other Assets - (0.26%)			(527,034)

NET ASSETS - 100.00%			$204,532,135

*	Non-income producing security.
#	Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $1,156,500.
^	Rate disclosed as of December 31, 2012.
+	This security or a portion of the security is out on loan at December 31, 2012. Total loaned securities had a value of $14,052,360 at December 31, 2012.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2012 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$205,058,274	$—	$—	$205,058,274
Money Market Fund	—	895	—	895

TOTAL	$205,058,274	$895	$—	$205,059,169

See Notes to Financial Statements.

www.bridgeway.com	14

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited)

(Unaudited)

December 31, 2012

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended December 31, 2012, our Fund was up 2.91%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (-1.08%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+0.47%), the Russell Microcap Index (+0.04%) and the Russell 2000 Index (+1.85%), It was a good quarter on a relative basis and we are pleased.

For the six-month “semi-annual” period ending December 31, 2012, our Fund returned 10.11%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+5.28%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+5.97%), the Russell Microcap Index (+5.96%) and the Russell 2000 Index (+7.20%), Most of our models performed very well in the second half of 2012 as market correlations returned to a historically normal range.

For the 2012 calendar year, our Fund was up 24.49%, outperforming all of our benchmarks as we did for the quarter and the last six months. It feels good to have a clean sweep for these shorter time periods and since inception. We still have some ground to make up relative to our performance benchmarks in the five and ten year periods, primarily due to the “penny stock” and “junk rally” effects of 2009.

The table below presents our December quarter, six-month, one-year, five-year, ten-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2012

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	2.91%	10.11%	24.49%	1.00%	11.52%	14.91%
CRSP Cap-Based Portfolio 10 Index	-1.08%	5.28%	21.47%	5.25%	12.90%	11.83%
Russell Microcap Index	0.04%	5.96%	19.75%	1.46%	8.42%	N/A
Russell 2000 Index	1.85%	7.20%	16.35%	3.56%	9.72%	8.46%
Lipper Micro-Cap Stock Funds Index	0.47%	5.97%	15.69%	1.95%	9.05%	N/A

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,055 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Lipper Micro-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2012, Ultra-Small Company Fund ranked 3rd of 68 micro-cap funds for the twelve months ending December 31, 2012, 35th of 48 over the last five years, 2nd of 34 over the last ten years, and 1st of 8 since inception in August, 1994. These long-term numbers and the graph below give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

15	Semi-Annual Report | December 31, 2012 (Unaudited)

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Ultra-Small Company Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index**, Russell 2000 Index & Lipper Micro-Cap Stock Funds Index*     from Inception 8/5/94 to 12/31/12

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Short Version: Our value models were the best-performing models for the quarter.

Our value models shined for the quarter. They represented 29% of our net assets and averaged more than an eight percent return for the three-month period.

Stock picks in the Energy and Industrial sectors produced our best relative returns, adding about two percent of outperformance for the quarter. Being underweighted in the poorly performing Health Care sector aided our relative performance as well. Companies in the Fund that surprised Wall Street to the upside were relatively well rewarded this quarter, a welcome reversal of the trend during some of the macro-driven years from 2008 to 2011.

From a company size standpoint, the table on the next page, which shows data as of December 31, 2012, indicates that the largest (CRSP 1) and the smallest (CRSP 10) stocks were the only stocks that had negative performance for the quarter. This gave us a strong headwind relative to the Russell 2000 Index of small companies, but a relative tailwind relative to our primary market index, which is rebalanced quarterly and comprised only of CRSP 10 ultra-small companies.

www.bridgeway.com	16

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	87 Years
1 (ultra-large)	-1.13%	5.31%	15.95%	1.30%	6.40%	9.10%
2	1.81%	7.80%	15.97%	2.68%	10.16%	10.42%
3	3.60%	9.08%	16.73%	4.04%	10.35%	10.81%
4	3.70%	10.27%	16.29%	5.64%	11.32%	10.79%
5	3.88%	10.98%	15.82%	6.69%	12.11%	11.33%
6	3.78%	9.06%	18.13%	4.65%	10.91%	11.29%
7	1.16%	6.62%	18.05%	6.26%	11.91%	11.27%
8	2.27%	8.96%	18.30%	7.13%	12.57%	11.49%
9	1.12%	6.17%	14.57%	5.42%	10.90%	11.47%
10 (ultra-small)	-1.08%	5.28%	21.47%	5.25%	12.90%	13.01%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Calender Year Performance

The Short Version: The strong fourth quarter brought our relative returns for the year from negative to positive.

As it did for the quarter, our value tilt added almost two percent to our relative returns for the year. Most of that outperformance occurred during the fourth quarter, when our value models really stood out. Our overweighting combined with solid stock picks in the Consumer Discretionary sector produced more than four percent of outperformance versus the CRSP 10 Index.

Top Ten Holdings as of December 31, 2012

Rank	Description	Industry	% of Net Assets
1	Green Plains Renewable Energy, Inc.	Oil, Gas & Consumable Fuels	2.0%
2	Conn’s, Inc.	Specialty Retail	1.8%
3	Homeowners Choice, Inc.	Insurance	1.5%
4	Barrett Business Services, Inc.	Professional Services	1.4%
5	CalAmp Corp.	Communications Equipment	1.4%
6	Bon-Ton Stores, Inc. (The)	Multiline Retail	1.4%
7	Fairpoint Communications, Inc.	Diversified Telecommunication Services	1.3%
8	Cenveo, Inc.	Commercial Services & Supplies	1.3%
9	James River Coal Co.	Oil, Gas & Consumable Fuels	1.3%
10	Smith & Wesson Holding Corp.	Leisure Equipment & Products	1.2%
	Total		14.6%

17	Semi-Annual Report | December 31, 2012 (Unaudited)

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2012

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	21.5%	16.5%	5.0%
Consumer Staples	5.8%	3.1%	2.7%
Energy	5.9%	7.8%	-1.9%
Financials	23.3%	24.6%	-1.3%
Health Care	7.5%	15.0%	-7.5%
Industrials	15.6%	12.3%	3.3%
Information Technology	11.7%	15.5%	-3.8%
Materials	3.9%	2.7%	1.2%
Telecommunication Services	3.4%	1.4%	2.0%
Utilities	0.4%	1.1%	-0.7%
Cash & Other Assets	1.0%	0.0%	1.0%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Because of capacity limitations, Ultra-Small Company Fund is open to current investors only through Bridgeway. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	18

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 99.14%
Aerospace & Defense - 1.64%
Astronics Corp., Class B*+	3,047	$66,120
Ducommun, Inc.*	57,900	936,243
EDAC Technologies Corp.*+	18,600	229,524
LMI Aerospace, Inc.*	24,900	481,566

		1,713,453

Air Freight & Logistics - 1.00%
Park-Ohio Holdings Corp.*	49,000	1,044,190

Airlines - 1.03%
Hawaiian Holdings, Inc.*	19,900	130,743
Republic Airways Holdings, Inc.*	166,300	944,584

		1,075,327

Auto Components - 1.27%
Exide Technologies*	262,100	896,382
Shiloh Industries, Inc.	9,300	95,790
Strattec Security Corp.	2,137	55,156
Tower International, Inc.*	34,600	278,530

		1,325,858

Beverages - 0.18%
Reed’s, Inc.*+	33,500	191,285

Biotechnology - 1.59%
Anacor Pharmaceuticals, Inc.*	47,700	248,040
China Biologic Products, Inc.*+	6,900	112,539
Maxygen, Inc.	120,700	296,922
Oncothyreon, Inc.*	279,300	536,256
Vanda Pharmaceuticals, Inc.*	126,500	468,050

		1,661,807
Building Products - 2.15%
NCI Building Systems, Inc.*	54,600	758,940
Patrick Industries, Inc.*	67,100	1,044,076
PGT, Inc.*	100,000	450,000

		2,253,016

Capital Markets - 3.27%
Calamos Asset
Management, Inc., Class A	80,100	846,657
FBR & Co.*	50,000	193,500
Fidus Investment Corp.	63,600	1,046,220
Gladstone Investment Corp.	30,000	208,800
KCAP Financial, Inc.+	50,000	459,500

Industry Company	Shares	Value

Capital Markets (continued)
New Mountain Finance Corp.	44,800	$667,520

		3,422,197

Chemicals - 1.44%
American Vanguard Corp.	11,000	341,770
Chase Corp.	9,700	180,420
Gulf Resources, Inc.*+	195,100	226,316
Landec Corp.*	79,800	757,302

		1,505,808

Commercial Banks - 5.73%
Access National Corp.	9,800	127,400
American National Bankshares, Inc.	19,000	383,610
C&F Financial Corp.+	6,700	260,898
Center Bancorp, Inc.	18,300	211,914
Citizens & Northern Corp.	16,400	309,960
Enterprise Bancorp, Inc.+	15,400	254,408
Enterprise Financial Services Corp.	6,600	86,262
Farmers Capital Bank Corp.*	20,000	245,000
Fidelity Southern Corp.*+	28,094	268,298
First M&F Corp.	15,000	104,550
German American Bancorp, Inc.+	18,600	403,992
Heritage Financial Corp.	30,200	443,638
Independent Bank Corp.*+	47,300	165,550
MainSource Financial Group, Inc.	26,600	337,022
Metro Bancorp, Inc.*	38,700	511,614
MetroCorp Bancshares, Inc.*	16,000	175,840
OmniAmerican Bancorp, Inc.*	20,670	478,097
Pacific Mercantile Bancorp*+	25,000	157,250
Park Sterling Corp.*	75,000	392,250
Premier Financial Bancorp, Inc.	10,200	110,466
Renasant Corp.	13,700	262,218
Taylor Capital Group, Inc.*+	17,500	315,875

		6,006,112

Commercial Services & Supplies - 2.42%
Casella Waste Systems, Inc., Class A*	159,000	696,420
Ceco Environmental Corp.	35,700	355,215

19	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Services & Supplies (continued)
Cenveo, Inc.*+	502,800	$1,357,560
Versar, Inc.*	31,800	122,748

		2,531,943

Communications Equipment - 3.73%
CalAmp Corp.*	176,900	1,471,808
Ituran Location & Control, Ltd.+	14,500	196,765
Mitel Networks Corp.*	34,800	109,272
Sierra Wireless, Inc.*	87,600	695,544
Tessco Technologies, Inc.	49,100	1,087,074
UTStarcom Holdings Corp.*	331,400	344,656

		3,905,119

Computers & Peripherals - 0.31%
Concurrent Computer Corp.	20,700	117,783
Novatel Wireless, Inc.*	153,900	206,226

		324,009

Construction & Engineering - 0.97%
Argan, Inc.	22,800	410,400
Goldfield Corp. (The)*+	273,400	513,992
UniTek Global Services, Inc.*	25,000	90,500

		1,014,892

Consumer Finance - 0.40%
Atlanticus Holdings Corp.*	55,100	184,585
Consumer Portfolio Services, Inc.*	43,600	233,696

		418,281

Containers & Packaging - 0.12%
Myers Industries, Inc.	8,200	124,230

Diversified Consumer Services - 1.15%
Carriage Services, Inc.	36,100	428,507
Corinthian Colleges, Inc.*	316,700	772,748

		1,201,255

Diversified Financial Services - 0.36%
Gain Capital Holdings, Inc.	57,000	233,130
MicroFinancial, Inc.	19,100	139,048

		372,178

Diversified Telecommunication Services - 3.26%
Fairpoint Communications, Inc.*+	175,000	1,389,500
HickoryTech Corp.	24,900	242,277
inContact, Inc.*	147,900	766,122
Neutral Tandem, Inc.	306,300	787,191

Industry Company	Shares	Value

Diversified Telecommunication Services (continued)
Primus Telecommunications Group, Inc.	21,546	$234,205

		3,419,295

Electrical Equipment - 0.85%
Coleman Cable, Inc.	27,800	257,706
Lihua International, Inc.+	115,800	508,362
Magnetek, Inc.*	11,700	120,510

		886,578

Electronic Equipment, Instruments & Components - 1.81%
Key Tronic Corp.*	88,500	906,240
PAR Technology Corp.*	18,400	90,160
PC Connection, Inc.	48,500	557,750
SMTC Corp.*	84,200	202,922
Viasystems Group, Inc.*	11,200	136,640

		1,893,712

Energy Equipment & Services - 0.89%
Forbes Energy Services, Ltd.*	46,700	118,151
Global Geophysical Services, Inc.*	24,000	92,400
North American Energy Partners, Inc.*	105,100	357,340
PHI, Inc.*	5,400	180,846
Pioneer Energy Services Corp.*	25,800	187,308

		936,045

Food & Staples Retailing - 1.93%
Ingles Markets, Inc., Class A	6,200	107,012
Nash Finch Co.	53,400	1,136,352
Pantry, Inc. (The)*	7,000	84,910
Susser Holdings Corp.*	20,100	693,249

		2,021,523

Food Products - 2.99%
Alico, Inc.	15,400	564,102
Farmer Bros. Co.*	46,600	672,438
Inventure Foods, Inc.*	139,600	906,004
John B. Sanfilippo & Son, Inc.	44,600	810,828
Rocky Mountain Chocolate Factory, Inc.	17,300	182,688

		3,136,060

Health Care Equipment & Supplies - 2.43%
CryoLife, Inc.	105,300	656,019
Delcath Systems, Inc.*	305,000	375,150

www.bridgeway.com	20

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Fonar Corp.*	56,500	$244,645
Kewaunee Scientific Corp.	10,000	121,500
Orthofix International N.V.*	2,700	106,191
PhotoMedex, Inc.*+	72,000	1,044,720

		2,548,225

Health Care Providers & Services - 2.53%
Addus HomeCare Corp.*	23,700	168,744
Alliance HealthCare Services, Inc.*	25,160	160,521
Five Star Quality Care, Inc.*	205,400	1,029,054
Providence Service Corp. (The)*	62,700	1,065,273
Psychemedics Corp.	9,700	104,275
Triple-S Management Corp., Class B*	6,800	125,596

		2,653,463

Hotels, Restaurants & Leisure - 4.21%
Carrols Restaurant Group, Inc.*	188,000	1,124,240
Einstein Noah Restaurant Group, Inc.	14,100	172,161
Frisch’s Restaurants, Inc.	10,700	197,950
Isle of Capri Casinos, Inc.*	94,400	528,640
Kona Grill, Inc.*	48,700	422,229
Monarch Casino & Resort, Inc.*	22,423	244,635
MTR Gaming Group, Inc.*	63,900	266,463
Papa John’s International, Inc.*	3,300	181,302
Ruth’s Hospitality Group, Inc.*	134,100	974,907
Sonic Corp.*	28,500	296,685

		4,409,212

Household Durables - 1.03%
Bassett Furniture Industries, Inc.	46,100	574,867
Flexsteel Industries, Inc.	14,000	300,300
Libbey, Inc.*	10,600	205,110

		1,080,277

Household Products - 0.29%
Oil-Dri Corp. of America	4,600	126,960
Orchids Paper Products Co.	8,800	177,936

		304,896

Insurance - 3.38%
Crawford & Co., Class B	38,800	309,624
Eastern Insurance Holdings, Inc.	18,700	319,396

Industry Company	Shares	Value

Insurance (continued)
Homeowners Choice, Inc.+	78,200	$1,625,778
Independence Holding Co.	9,200	87,584
Investors Title Co.	4,100	246,000
Maiden Holdings, Ltd.	16,400	150,716
United Fire Group, Inc.	10,700	233,688
Universal Insurance Holdings, Inc.	130,000	569,400

		3,542,186

Internet & Catalog Retail - 0.64%
1-800-Flowers.com, Inc., Class A*	183,500	673,445

Internet Software & Services - 0.70%
BroadVision, Inc.*+	49,049	437,517
Internet Initiative Japan, Inc. - Sponsored ADR+	9,100	104,559
TheStreet, Inc.	113,700	189,879

		731,955

IT Services - 2.04%
Heartland Payment Systems, Inc.	7,500	221,250
Lionbridge Technologies, Inc.*	227,400	914,148
NCI, Inc., Class A*	85,000	398,650
Pfsweb, Inc.*	60,200	170,968
PRGX Global, Inc.*	67,200	433,440

		2,138,456

Leisure Equipment & Products - 2.18%
Arctic Cat, Inc.*	3,900	130,221
LeapFrog Enterprises, Inc.*	29,600	255,448
Nautilus, Inc.*	188,800	662,688
Smith & Wesson Holding Corp.*+	146,800	1,238,992

		2,287,349

Life Sciences Tools & Services - 0.89%
Albany Molecular Research, Inc.*	86,700	457,776
Pacific Biosciences of California, Inc.*	280,000	476,000

		933,776

Machinery - 0.95%
Cleantech Solutions
International, Inc.*+	69,000	272,550
Manitex International, Inc.*	73,300	523,362
Supreme Industries, Inc., Class A*	26,900	91,729

21	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Machinery (continued)
Xerium Technologies, Inc.*	36,500	$111,325

		998,966

Marine - 0.44%
Eagle Bulk Shipping, Inc.*	83,426	125,139
Global Ship Lease, Inc., Class A*+	51,500	151,410
Ultrapetrol Bahamas, Ltd.*+	110,000	181,500

		458,049

Media - 5.02%
Beasley Broadcasting Group, Inc., Class A+	18,900	92,421
Emmis Communications Corp., Class A*	163,900	322,883
Entercom Communications Corp., Class A*	4,622	32,262
Fisher Communications, Inc.	41,000	1,106,590
Gray Television, Inc.*	193,500	425,700
Lee Enterprises, Inc.*	354,800	404,472
LIN TV Corp., Class A*	137,200	1,033,116
McClatchy Co., Class A (The)*#	204,300	668,061
Saga Communications, Inc., Class A	5,100	237,150
Salem Communications Corp., Class A	78,700	429,702
Sinclair Broadcast Group, Inc., Class A	18,800	237,256
Spanish Broadcasting System, Inc., Class A*	109,500	270,465

		5,260,078

Metals & Mining - 0.79%
Handy & Harman, Ltd.*	55,000	828,850

Multiline Retail - 1.39%
Bon-Ton Stores, Inc. (The)	120,500	1,460,460

Oil, Gas & Consumable Fuels - 4.98%
Adams Resources & Energy, Inc.	12,600	441,882
Alon USA Energy, Inc.	20,000	361,800
BioFuel Energy Corp.*+	49,000	180,320
Crimson Exploration, Inc.*	80,400	220,296
Double Eagle Petroleum Co.*	28,142	110,879
Green Plains Renewable Energy, Inc.*	268,100	2,120,671
James River Coal Co.*+	423,900	1,356,480
Verenium Corp.*+	57,600	124,992
Westmoreland Coal Co.*	32,600	304,484

		5,221,804

Industry Company	Shares	Value

Paper & Forest Products - 0.21%
Neenah Paper, Inc.	7,900	$224,913

Personal Products - 0.45%
Cyanotech Corp.*	40,100	185,663
Nutraceutical International Corp.	17,200	284,488

		470,151

Pharmaceuticals - 0.54%
Pozen, Inc.*	112,600	564,126

Professional Services - 2.93%
Barrett Business Services, Inc.	39,300	1,496,937
CDI Corp.	11,400	195,282
Franklin Covey Co.*	22,400	288,960
ICF International, Inc.*	8,600	201,584
On Assignment, Inc.*	31,300	634,764
VSE Corp.	10,100	247,551

		3,065,078

Real Estate Investment Trusts (REITs) - 4.71%
Agree Realty Corp.	26,160	700,826
Capital Trust, Inc., Class A	110,300	231,630
Gramercy Capital Corp.*	268,600	789,684
MPG Office Trust, Inc.*+	283,700	873,796
One Liberty Properties, Inc.	41,700	846,093
Retail Opportunity Investments Corp.+	21,700	279,062
Sabra Health Care REIT, Inc.	6,700	145,524
Terreno Realty Corp.	20,700	319,608
Winthrop Realty Trust	67,900	750,295

		4,936,518

Real Estate Management & Development - 0.11%
ZipRealty, Inc.*	40,000	112,000

Road & Rail - 1.48%
Celadon Group, Inc.	15,200	274,664
Covenant Transportation Group, Inc., Class A*	74,700	413,091
Saia, Inc.*	37,300	862,376

		1,550,131

Semiconductors & Semiconductor Equipment - 0.70%
Actions Semiconductor Co., Ltd. - ADR*+	58,000	95,120
Alpha & Omega Semiconductor, Ltd.*	50,000	420,000
Amtech Systems, Inc.*+	31,800	102,396

www.bridgeway.com	22

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
Cascade Microtech, Inc.*	20,000	$112,000

		729,516

Software - 1.74%
ePlus, Inc.	15,700	649,038
Evolving Systems, Inc.	23,300	138,868
NetSol Technologies, Inc.*+	44,400	264,180
TeleCommunication Systems, Inc., Class A*	314,100	775,827

		1,827,913

Specialty Retail - 3.69%
Citi Trends, Inc.*	36,600	503,616
Conn’s, Inc.*+	62,000	1,902,160
Haverty Furniture Cos., Inc.	17,400	283,794
Pacific Sunwear of California, Inc.*	296,600	471,594
TravelCenters of America LLC*	150,200	705,940

		3,867,104

Textiles, Apparel & Luxury Goods - 0.90%
Culp, Inc.	10,400	156,104
Delta Apparel, Inc.*	14,900	208,302
Movado Group, Inc.	8,300	254,644
R.G. Barry Corp.	23,100	327,327

		946,377

Thrifts & Mortgage Finance - 5.40%
Bank Mutual Corp.	118,800	510,840
BofI Holding, Inc.*	29,300	816,591
First Financial Holdings, Inc.	67,700	885,516
First Pactrust Bancorp, Inc.	24,400	299,388
Heritage Financial Group, Inc.	20,000	275,800
Hingham Institution for Savings	2,500	156,500
IMPAC Mortgage Holdings, Inc.*+	46,000	648,600
Meta Financial Group, Inc.	4,200	95,760
NASB Financial, Inc.*+	5,200	111,124
Peoples Federal Bancshares, Inc.+	17,900	311,281
Provident Financial Holdings, Inc.	24,100	421,750
Pulaski Financial Corp.	16,600	148,570
Security National Financial Corp., Class A*+	47,910	420,650
Simplicity Bancorp, Inc.	30,000	448,500
United Community Financial Corp.*	36,300	104,907

		5,655,777

Industry Company	Shares	Value

Trading Companies & Distributors - 0.67%
BlueLinx Holdings, Inc.*	49,100	$137,971
DXP Enterprises, Inc.*	11,400	559,398

		697,369

Transportation Infrastructure - 0.86%
Aegean Marine Petroleum
Network, Inc.	171,100	903,408

Water Utilities - 0.37%
Artesian Resources Corp., Class A	17,300	388,039

TOTAL COMMON STOCKS - 99.14%		103,854,040

(Cost $ 89,424,403)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.26%
BlackRock FedFund	0.01%	269,622	269,622

TOTAL MONEY MARKET FUND - 0.26%			269,622

(Cost $ 269,622)

TOTAL INVESTMENTS - 99.40%			$104,123,662

(Cost $ 89,694,025)
Other Assets in Excess of Liabilities - 0.60%			625,585

NET ASSETS - 100.00%			$104,749,247

*	Non-income producing security.
#	Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $668,061.
^	Rate disclosed as of December 31, 2012.
+	This security or a portion of the security is out on loan at December 31, 2012. Total loaned securities had a value of $14,406,673 at December 31, 2012.
ADR	- American Depositary Receipt
LLC	- Limited Liability Company

23	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2012 is as follows (See Note 2 in Notes to Financial Statements):
		Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$103,854,040	$—	$—	$103,854,040
Money Market Fund	—	269,622	—	269,622

TOTAL	$103,854,040	$269,622	$—	$104,123,662

Other Financial Instruments**
Swaps	$—	$6,186	$—	$6,186

TOTAL	$—	$6,186	$—	$6,186

** Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investment in Securities (Value)
	Common Stocks	Total
Balance as of 06/30/2012	$65,173	$65,173
Purchases	—	—
Sales	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/ (depreciation)	—	—
Transfers in	—	—
Transfers out[1,2]	(65,173)	(65,173)

Balance as of 12/31/12	$—	$—

Net change in unrealized appreciation (depreciation) from investments held as of 12/31/12	$—	$—

[1]Transfer out represents the value as of the beginning of the reporting period, for any investment security where significant transfers in the pricing level occurred during the period.

[2]Transfer took place as a result of trading resuming.

See Notes to Financial Statements.

www.bridgeway.com	24

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited)

(Unaudited)

December 31, 2012

Dear Fellow Ultra-Small Company Market Fund Shareholder,

In the December quarter our Fund was down 0.49%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (-1.08%). Since ultra-small stocks as a group “took a breather” in the quarter, we trailed our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+0.47%), the Russell Microcap Index (+0.04%) and the Russell 2000 Index (+1.85%). All three of these indexes had exposure to considerably larger stocks, which performed better as a whole.

For the six-month “semi-annual” period ending December 31, 2012 our Fund returned 5.21%, trailing all of our benchmarks, the CRSP Cap-Based Portfolio 10 Index (+5.28%), the Lipper Micro-Cap Stock Funds Index (+5.97%), the Russell Microcap Index (+5.96%) and the Russell 2000 Index (+7.20%).

For the calendar year, our Fund returned 19.83%, trailing our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+21.47%), but outperforming our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+15.69%), the Russell Microcap Index (+19.75%) and the Russell 2000 Index (+16.35%). Ultra-small stocks as a group performed very well in the March quarter, giving our Fund a boost in relative performance for the full calendar year.

The table below presents our December quarter, six-month, one-year, five-year, ten-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2012

				Annualized
						Since Inception
	Quarter	6 Months	1 Year	5 Years	10 Years	(7/31/97)

Ultra-Small Company Market Fund	-0.49%	5.21%	19.83%	1.00%	9.53%	9.73%
CRSP Cap-Based Portfolio 10 Index	-1.08%	5.28%	21.47%	5.25%	12.90%	10.29%
Russell Microcap Index	0.04%	5.96%	19.75%	1.46%	8.42%	N/A
Russell 2000 Index	1.85%	7.20%	16.35%	3.56%	9.72%	6.14%
Lipper Micro-Cap Stock Funds Index	0.47%	5.97%	15.69%	1.95%	9.05%	6.53%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,055 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Lipper Micro-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2012, Ultra-Small Company Market Fund ranked 17th of 68 micro-cap funds for the twelve months ending December 31, 2012, 35th of 48 over the last five years, 22nd of 34 over the last ten years, and 5th of 19 since inception in July, 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

25	Semi-Annual Report | December 31, 2012 (Unaudited)

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued) (Unaudited)

Ultra-Small Company Market Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index*, Russell 2000 Index & Lipper Micro-Cap Stock Funds Index     from Inception 7/31/97 to 12/31/12

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance:

The Short Version: Our exposure to some larger and more liquid (still very small) stocks helped our performance relative to our primary market benchmark. Though more than 80% of our Fund is comprised of ultra-small stocks, we don’t automatically sell them immediately as they appreciate to a higher size range.

The Industrials and Consumer Staples sectors were the best performers for the quarter, while Energy, Health Care and Utilities were the worst performing sectors.

Company size was the main driver of the Fund’s outperformance for the quarter. The table on the next page, which shows data as of December 31, 2012, indicates that CRSP 10 stocks were one of two negative performing deciles for the quarter. Since we are committed to investing in this size of stocks for the long term, size is a major determinant of our performance. The Fund is designed to approximate the returns of the CRSP Cap-Based Portfolio 10 Index by investing in a representative sample of these ultra-small companies. We currently have over 80% of net assets in CRSP 10 stocks and only 18% in CRSP 9 stocks. We do use sidestepping models that help us avoid very negative stocks in order to provide some “cushion” in a down “ultra-small market” such as we had this quarter. This strategy worked for the quarter, as we were able to provide more than half a percent of cushion.

www.bridgeway.com	26

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	87 Years
1 (ultra-large)	-1.13%	5.31%	15.95%	1.30%	6.40%	9.10%
2	1.81%	7.80%	15.97%	2.68%	10.16%	10.42%
3	3.60%	9.08%	16.73%	4.04%	10.35%	10.81%
4	3.70%	10.27%	16.29%	5.64%	11.32%	10.79%
5	3.88%	10.98%	15.82%	6.69%	12.11%	11.33%
6	3.78%	9.06%	18.13%	4.65%	10.91%	11.29%
7	1.16%	6.62%	18.05%	6.26%	11.91%	11.27%
8	2.27%	8.96%	18.30%	7.13%	12.57%	11.49%
9	1.12%	6.17%	14.57%	5.42%	10.90%	11.47%
10 (ultra-small)	-1.08%	5.28%	21.47%	5.25%	12.90%	13.01%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Calendar Year Performance

The Short Version: Company size was the major determinant of Fund underperformance for the calendar year.

Most of the underperformance for the calendar year came early as CRSP 10 stocks had a very strong run for the year overall. Historically, we have outperformed our primary market benchmark in all down years, but in only half of the up market years. Our strategy of avoiding a relatively small percentage of stocks that can be very damaging in downturns, as well as our strategy of not immediately selling stocks that outgrow the CRSP 10 size limitation hurt our performance this calendar year.

Energy was the only sector in the CRSP 10 universe that had overall negative returns for the calendar year.

Top Ten Holdings as of December 31, 2012

Rank	Description	Industry	% of Net Assets
1	Utah Medical Products, Inc.	Health Care Equipment & Supplies	0.5%
2	Provident Financial Holdings, Inc.	Thrifts & Mortgage Finance	0.5%
3	Lifeway Foods, Inc.	Food Products	0.5%
4	Spartan Motors, Inc.	Auto Components	0.5%
5	Providence Service Corp. (The)	Health Care Providers & Services	0.5%
6	REX American Resources Corp.	Oil, Gas & Consumable Fuels	0.5%
7	Federal Agricultural Mortgage Corp.	Thrifts & Mortgage Finance	0.5%
8	Hurco Cos., Inc.	Machinery	0.4%
9	Barrett Business Services, Inc.	Professional Services	0.4%
10	York Water Co.	Water Utilities	0.4%
	Total		4.7%

27	Semi-Annual Report | December 31, 2012 (Unaudited)

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2012

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	16.8%	16.5%	0.3%
Consumer Staples	3.2%	3.1%	0.1%
Energy	7.4%	7.8%	-0.4%
Financials	26.0%	24.6%	1.4%
Health Care	13.1%	15.0%	-1.9%
Industrials	13.2%	12.3%	0.9%
Information Technology	14.7%	15.5%	-0.8%
Materials	2.9%	2.7%	0.2%
Telecommunication Services	1.4%	1.4%	0.0%
Utilities	1.0%	1.1%	-0.1%
Cash & Other Assets	0.3%	0.0%	0.3%
Total	100.0%	100.0%
Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	28

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 99.45%
Aerospace & Defense - 0.98%
Astronics Corp.*	22,700	$519,376
Astronics Corp., Class B*+	6,015	130,525
Ducommun, Inc.*	25,300	409,101
Innovative Solutions & Support, Inc.	63,454	218,282
KEYW Holding Corp. (The)*+	9,782	124,134
LMI Aerospace, Inc.*	1,400	27,076
Sparton Corp.*	63,300	877,971
Sypris Solutions, Inc.	90,000	356,400
Tel-Instrument Electronics Corp.*+	15,000	53,100

		2,715,965

Air Freight & Logistics - 0.65%
Pacer International, Inc.*	3,000	11,700
Park-Ohio Holdings Corp.*	47,500	1,012,225
XPO Logistics, Inc.*+	44,800	778,624

		1,802,549

Airlines - 0.25%
Republic Airways Holdings, Inc.*	119,691	679,845

Auto Components - 1.23%
China XD Plastics Co., Ltd.*	106,000	407,040
Shiloh Industries, Inc.	39,600	407,880
SORL Auto Parts, Inc.*+	109,900	271,453
Spartan Motors, Inc.	268,087	1,321,669
Stoneridge, Inc.*	75,000	384,000
Strattec Security Corp.	24,100	622,021
UQM Technologies, Inc.*	9,600	7,296

		3,421,359

Automobiles - 0.15%
Kandi Technolgies Group, Inc.*+	103,000	410,970

Beverages - 0.27%
Craft Brew Alliance, Inc.*	92,200	597,456
MGP Ingredients, Inc.	2,600	8,892
Primo Water Corp.*	112,930	134,387

		740,735

Biotechnology - 4.03%
ACADIA Pharmaceuticals, Inc.*+	188,000	874,200
Amicus Therapeutics, Inc.*+	115,991	310,856
Anacor Pharmaceuticals, Inc.*+	85,300	443,560
Astex Pharmaceuticals*	274,600	799,086
BioCryst Pharmaceuticals, Inc.*	160,000	227,200

Industry Company	Shares	Value

Biotechnology (continued)
BioSpecifics Technologies Corp.*+	23,300	$348,335
Biota Pharmaceuticals, Inc.+	17,899	71,417
BioTime, Inc.*+	123,800	388,732
Codexis, Inc.*+	148,264	327,663
Curis, Inc.*+	120,000	411,600
Cytokinetics, Inc.*	321,800	212,388
Cytori Therapeutics, Inc.*+	86,503	243,939
Durata Therapeutics, Inc.*	47,500	362,900
Geron Corp.*	423,900	597,699
ImmunoCellular Therapeutics, Ltd.*+	105,000	201,600
Maxygen, Inc.	52,850	130,011
Medgenics, Inc.*+	29,400	218,736
Metabolix, Inc.*+	95,000	140,600
Nanosphere, Inc.*	162,300	467,424
Novavax, Inc.*+	161,200	304,668
Osiris Therapeutics, Inc.*+	11,100	99,678
PharmAthene, Inc.*+	178,826	200,285
Progenics Pharmaceuticals, Inc.*	72,400	215,752
Repligen Corp.*	104,500	657,305
Savient Pharmaceuticals, Inc.*+	246,800	259,140
SIGA Technologies, Inc.*+	148,700	389,594
Synthetic Biologics, Inc.*+	40,000	70,400
Targacept, Inc.*	103,900	455,082
Trius Therapeutics, Inc.*+	126,700	605,626
Vanda Pharmaceuticals, Inc.*	174,300	644,910
XOMA Corp.*+	120,000	287,400
Zalicus, Inc.*	326,321	212,109

		11,179,895

Building Products - 0.70%
Alpha PRO Tech, Ltd.*	106,700	153,648
American Woodmark Corp.*	19,500	542,490
Insteel Industries, Inc.	25,700	320,736
NCI Building Systems, Inc.*	51,608	717,351
Patrick Industries, Inc.*	10,239	159,319
PGT, Inc.*	9,500	42,750

		1,936,294

Capital Markets - 3.79%
Arlington Asset Investment Corp., Class A	27,400	569,098
Artio Global Investors, Inc.	141,600	269,040
Calamos Asset Management, Inc., Class A	23,000	243,110
Diamond Hill Investment Group, Inc.	5,600	380,016

29	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
FBR & Co.*+	172,700	$668,349
Gladstone Capital Corp.	78,700	642,192
Gladstone Investment Corp.	56,400	392,544
Harris & Harris Group, Inc.*	100,300	330,990
JMP Group, Inc.	51,851	314,736
KCAP Financial, Inc.+	93,900	862,941
Ladenburg Thalmann Financial Services, Inc.*	493,000	690,200
Manning & Napier, Inc.	33,100	417,060
Medallion Financial Corp.	86,711	1,017,987
Medley Capital Corp.	56,800	827,008
NGP Capital Resources Co.	72,500	523,450
Oppenheimer Holdings, Inc., Class A	39,100	675,257
Pzena Investment Management, Inc., Class A	52,800	285,120
Solar Senior Capital, Ltd.	27,200	507,552
SWS Group, Inc.*	86,000	454,940
Westwood Holdings Group, Inc.	11,025	450,922

		10,522,512

Chemicals - 1.26%
American Pacific Corp.*	11,900	183,855
Arabian American Development Co.*+	51,100	424,641
Chase Corp.+	27,800	517,080
Core Molding Technologies, Inc.*	20,600	135,960
GSE Holding, Inc.*	2,300	14,260
Gulf Resources, Inc.*	7,800	9,048
KMG Chemicals, Inc.	60,100	1,055,957
Landec Corp.*	93,064	883,177
Penford Corp.*	35,000	258,300

		3,482,278

Commercial Banks - 11.48%
1st Constitution Bancorp*	11,000	98,010
1st United Bancorp, Inc.	104,600	653,750
Access National Corp.+	33,500	435,500
American National Bankshares, Inc.	30,600	617,814
American River Bankshares*	39,500	279,660
Anchor Bancorp, Inc.*	10,000	129,200
Bank of Commerce Holdings	48,700	224,020
Bank of Kentucky Financial Corp.	10,200	252,246
Bar Harbor Bankshares	12,000	403,800
BCB Bancorp, Inc.+	23,500	219,490

Industry Company	Shares	Value

Commercial Banks (continued)
Berkshire Bancorp, Inc.	35,000	$287,000
Bridge Bancorp, Inc.	8,100	164,754
Bridge Capital Holdings*+	36,800	572,608
C&F Financial Corp.+	10,800	420,552
Camden National Corp.	11,800	400,846
Capital City Bank Group, Inc.*	50,390	572,934
Center Bancorp, Inc.+	72,217	836,273
Centerstate Banks, Inc.	40,866	348,587
Century Bancorp, Inc., Class A	23,272	766,812
Citizens Holding Co.	20,670	399,345
CNB Financial Corp.	42,200	691,236
CoBiz Financial, Inc.	40,400	301,788
Colony Bankcorp, Inc.*	16,668	60,838
Enterprise Bancorp, Inc.+	102	1,685
Enterprise Financial Services Corp.	29,800	389,486
Evans Bancorp, Inc.+	11,000	170,500
Farmers Capital Bank Corp.*	67,149	822,575
Fidelity Southern Corp.*+	23,029	219,927
Financial Institutions, Inc.	18,700	348,381
First Bancorp	32,000	410,240
First Bancorp, Inc.	33,300	548,451
First Bancshares, Inc.+	4,494	41,570
First Business Financial Services, Inc.	1,200	27,540
First California Financial Group, Inc.*	49,100	379,052
First Connecticut Bancorp, Inc.+	36,400	500,500
First South Bancorp, Inc.*	14,300	68,640
German American Bancorp, Inc.+	24,500	532,140
Guaranty Bancorp*	228,200	444,990
Hampton Roads Bankshares, Inc.*+	50,725	60,363
Heritage Commerce Corp.*+	74,300	518,614
Heritage Financial Corp.	40,560	595,826
Horizon Bancorp+	16,500	324,225
Independent Bank Corp.*+	20,000	70,000
Intervest Bancshares Corp., Class A*	78,212	304,245
Landmark Bancorp, Inc.	6,867	136,653
LNB Bancorp, Inc.	23,700	141,489
Macatawa Bank Corp.*	51,500	148,835
Mercantile Bank Corp.	26,700	440,550
Merchants Bancshares, Inc.	28,700	768,299
Metro Bancorp, Inc.*	40,600	536,732

www.bridgeway.com	30

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
MetroCorp Bancshares, Inc.*	50,057	$550,127
MidSouth Bancorp, Inc.	35,900	586,965
MidWestOne Financial Group, Inc.	43,300	888,083
National Bankshares, Inc.+	14,300	463,177
New Century Bancorp, Inc.*+	10,076	55,418
NewBridge Bancorp*	43,806	202,822
North Valley Bancorp*	15,900	225,621
Northrim BanCorp, Inc.	34,700	785,955
Ohio Valley Banc Corp.	19,500	366,600
Old Second Bancorp, Inc.*+	15,000	18,300
OmniAmerican Bancorp, Inc.*	26,300	608,319
Pacific Continental Corp.	53,611	521,635
Pacific Mercantile Bancorp*+	49,000	308,210
Pacific Premier Bancorp, Inc.*	23,500	240,640
Park Sterling Corp.*	120,700	631,261
Peapack Gladstone Financial Corp.	39,130	550,950
Penns Woods Bancorp, Inc.+	16,400	613,524
Peoples Bancorp of North Carolina, Inc.	5,801	53,717
Peoples Bancorp, Inc.	28,400	580,212
Preferred Bank*	33,680	478,256
Premier Financial Bancorp, Inc.	29,337	317,720
QCR Holdings, Inc.	13,200	176,616
Republic First Bancorp, Inc.*	83,000	171,810
Salisbury Bancorp, Inc.+	2,366	55,364
Seacoast Banking Corp. of Florida*	212,364	341,906
Shore Bancshares, Inc.	22,600	121,588
Sierra Bancorp	42,900	490,347
Southern National Bancorp of Virginia, Inc.	30,200	241,600
Southwest Bancorp, Inc.*	73,100	818,720
Suffolk Bancorp*	27,000	353,700
Taylor Capital Group, Inc.*+	3,708	66,929
Virginia Commerce Bancorp, Inc.*	42,059	376,428
Washington Banking Co.	74,300	1,011,966
West Bancorporation, Inc.	28,200	303,996
Yadkin Valley Financial Corp.*	64,200	188,748

		31,855,801

Industry Company	Shares	Value

Commercial Services & Supplies - 2.49%
A.T. Cross Co., Class A*	46,000	$495,880
American Reprographics Co.*	144,600	370,176
AMREP Corp.*+	22,500	338,400
Asset Acceptance Capital Corp.*	100,000	450,000
Asta Funding, Inc.	122,300	1,163,073
Casella Waste Systems, Inc., Class A*	118,100	517,278
Ceco Environmental Corp.	42,600	423,870
Cenveo, Inc.*+	168,503	454,958
Courier Corp.	51,100	562,100
Fuel Tech, Inc.*	65,000	273,000
Intersections, Inc.	108,184	1,025,584
Metalico, Inc.*	184,802	362,212
TRC Cos., Inc.*	65,600	381,792
Versar, Inc.*	22,000	84,920

		6,903,243
Communications Equipment - 2.67%
Aviat Networks, Inc.*	228,000	750,120
Bel Fuse, Inc., Class B	25,100	490,705
CalAmp Corp.*	101,200	841,984
Clearfield, Inc.*	69,916	313,923
Communications Systems, Inc.	28,900	300,560
Emcore Corp.*+	23,052	99,124
Globecomm Systems, Inc.*	67,400	761,620
KVH Industries, Inc.*	60,410	844,532
Meru Networks, Inc.*+	4,950	13,117
Numerex Corp., Class A*+	30,000	394,200
Oclaro, Inc.*	25,200	39,564
PC-Tel, Inc.	87,800	632,160
Symmetricom, Inc.*	56,300	324,851
Telestone Technologies Corp.*+	94,100	123,271
Telular Corp.	57,900	548,313
Tessco Technologies, Inc.	24,500	542,430
Westell Technologies, Inc., Class A*	205,000	379,250

		7,399,724
Computers & Peripherals - 0.78%
Concurrent Computer Corp.	55,600	316,364
Datalink Corp.*	57,700	493,335
Dot Hill Systems Corp.*	269,400	252,562
Hutchinson Technology, Inc.*+	75,000	150,000
Immersion Corp.*	62,900	432,123

31	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Computers & Peripherals (continued)
Novatel Wireless, Inc.*	78,800	$105,592
Rimage Corp.	5,000	33,400
Transact Technologies, Inc.	25,800	186,276
USA Technologies, Inc.*+	111,400	193,836

		2,163,488
Construction & Engineering - 1.39%
Argan, Inc.	44,700	804,600
Furmanite Corp.*	160,500	861,885
Michael Baker Corp.	24,900	620,757
Northwest Pipe Co.*	19,100	455,726
Orion Marine Group, Inc.*	65,900	481,729
Sterling Construction Co., Inc.*	44,900	446,306
UniTek Global Services, Inc.*	53,200	192,584

		3,863,587
Construction Materials - 0.09%
United States Lime & Minerals, Inc.*	5,300	249,736

Consumer Finance - 0.24%
Atlanticus Holdings Corp.*+	41,347	138,512
First Marblehead Corp. (The)*	375,600	291,804
White River Capital, Inc.	11,662	247,818

		678,134

Containers & Packaging - 0.36%
AEP Industries, Inc.*	16,700	989,141

Distributors - 0.28%
Amcon Distributing Co.+	2,300	147,246
VOXX International Corp.*	94,001	632,627

		779,873

Diversified Consumer Services - 1.10%
Cambium Learning Group, Inc.*	58,715	65,173
Carriage Services, Inc.	85,200	1,011,324
Collectors Universe+	56,360	565,291
Corinthian Colleges, Inc.*	105,000	256,200
Learning Tree International, Inc.*	40,000	218,000
Lincoln Educational Services Corp.	78,400	438,256
Mac-Gray Corp.	35,000	439,250
School Specialty, Inc.*	60,000	57,000

		3,050,494

Industry Company	Shares	Value

Diversified Financial Services - 0.58%
California First National Bancorp	1,800	$26,910
Gain Capital Holdings, Inc.	94,400	386,096
Marlin Business Services Corp.	29,500	591,770
Resource America, Inc., Class A	91,770	612,106

		1,616,882

Diversified Telecommunication Services - 1.19%
Alaska Communications Systems Group, Inc.+	130,000	252,200
Cbeyond, Inc.*	2,600	23,504
Elephant Talk Communications, Inc.*+	165,400	165,400
Hawaiian Telcom Holdco, Inc.*	24,686	481,377
HickoryTech Corp.	44,995	437,802
IDT Corp., Class B	50,567	482,409
ORBCOMM, Inc.*	171,000	670,320
Otelco, Inc.	65,100	84,630
Primus Telecommunications Group, Inc.+	35,000	380,450
Warwick Valley Telephone Co.+	30,200	312,570

		3,290,662

Electrical Equipment - 0.88%
Coleman Cable, Inc.	78,900	731,403
Enphase Energy, Inc.*	16,823	61,404
LSI Industries, Inc.	70,500	494,205
Magnetek, Inc.*	10,000	103,000
Ocean Power Technologies, Inc.*+	38,000	82,080
PowerSecure International, Inc.*	92,600	723,206
SL Industries, Inc.+	13,200	237,600

		2,432,898

Electronic Equipment, Instruments & Components - 2.61%
Agilysys, Inc.*	62,200	520,614
Document Security Systems, Inc.*+	51,700	112,189
Echelon Corp.*	128,000	313,600
eMagin Corp.+	56,300	200,991
ID Systems, Inc.*	48,000	279,360
Identive Group, Inc.*	236,697	355,045
IEC Electronics Corp.*+	64,500	436,020
Iteris, Inc.*	172,520	293,284
Key Tronic Corp.*	24,200	247,808

www.bridgeway.com	32

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components (continued)
LoJack Corp.*	65,500	$182,745
Maxwell Technologies, Inc.*+	2,700	22,383
Mesa Laboratories, Inc.	6,200	310,682
Netlist, Inc.*	63,100	46,694
PAR Technology Corp.*	17,800	87,220
PC Connection, Inc.	30,000	345,000
PC Mall, Inc.*	74,200	460,782
Pulse Electronics Corp.*	100,000	31,050
Radisys Corp.*	144,700	431,206
Richardson Electronics, Ltd.	54,211	613,669
SMTC Corp.*+	184,300	444,163
Vishay Precision Group, Inc.*	67,467	891,914
Zygo Corp.*	39,200	615,440

		7,241,859

Energy Equipment & Services - 2.19%
Bolt Technology Corp.	65,663	937,011
Cal Dive International, Inc.*	345,300	597,369
Dawson Geophysical Co.*	30,800	812,504
ENGlobal Corp.*	118,761	62,943
Forbes Energy Services, Ltd.*	104,700	264,891
Global Geophysical Services, Inc.*	197,000	758,450
GreenHunter Energy, Inc.*	74,000	119,880
Mitcham Industries, Inc.*	80,700	1,099,941
Natural Gas Services Group, Inc.*	37,600	617,392
TGC Industries, Inc.	99,750	816,953

		6,087,334

Food & Staples Retailing - 0.35%
Arden Group, Inc., Class A	5,500	494,835
Ingles Markets, Inc., Class A	21,200	365,912
Village Super Market, Inc., Class A	3,580	117,639

		978,386

Food Products - 1.94%
Alico, Inc.	21,700	794,871
American Lorain Corp.*	13,300	16,891
Farmer Bros. Co.*	42,500	613,275
Griffin Land & Nurseries, Inc.	13,300	359,100
Inventure Foods, Inc.*	44,000	285,560
John B. Sanfilippo & Son, Inc.	33,900	616,302
Lifeway Foods, Inc.+	156,302	1,366,079
Limoneira Co.+	20,000	387,800

Industry Company	Shares	Value

Food Products (continued)
Omega Protein Corp.*	69,800	$427,176
Overhill Farms, Inc.*	116,750	505,528

		5,372,582

Gas Utilities - 0.06%
Gas Natural, Inc.+	16,900	157,677

Health Care Equipment & Supplies - 3.87%
Alphatec Holdings, Inc.*	84,888	140,065
Anika Therapeutics, Inc.*	87,439	869,144
AtriCure, Inc.*	133,200	919,080
Bacterin International Holdings, Inc.*+	25,601	32,001
Cardiovascular Systems, Inc.*+	52,500	658,875
Cerus Corp.*+	193,304	610,841
CryoLife, Inc.	107,270	668,292
Cutera, Inc.*	45,200	406,800
DynaVox, Inc., Class A*	28,330	10,482
Hansen Medical, Inc.*+	195,657	406,967
Kewaunee Scientific Corp.	7,700	93,555
LeMaitre Vascular, Inc.+	50,000	287,000
Medical Action Industries, Inc.*	65,815	177,042
Palomar Medical Technologies, Inc.*	72,400	666,804
Rochester Medical Corp.*	31,700	319,536
Rockwell Medical Technologies, Inc.*+	72,100	580,405
RTI Biologics, Inc.*	125,000	533,750
Solta Medical, Inc.*	166,400	444,288
Theragenics Corp.*	86,675	137,813
TranS1, Inc.*	129,500	321,160
Utah Medical Products, Inc.	40,100	1,445,605
Vascular Solutions, Inc.*	49,300	778,940
Zeltiq Aesthetics, Inc.*+	48,900	226,407

		10,734,852

Health Care Providers & Services - 1.96%
Almost Family, Inc.	24,400	494,344
AMN Healthcare Services, Inc.*	6,300	72,765
CardioNet, Inc.*	137,700	313,956
Chindex International, Inc.*	72,700	763,350
Cross Country Healthcare, Inc.*	71,000	340,800
Five Star Quality Care, Inc.*	125,400	628,254
LCA-Vision, Inc.*	84,000	239,400
PDI, Inc.*	30,000	228,000
Providence Service Corp. (The)*	77,100	1,309,929
RadNet, Inc.*	220,700	558,371

33	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
Skilled Healthcare Group, Inc., Class A*	78,500	$500,045

		5,449,214

Hotels, Restaurants & Leisure - 2.86%
Ark Restaurants Corp.	8,100	136,485
Carrols Restaurant Group, Inc.*	43,100	257,738
Dover Downs Gaming & Entertainment, Inc.	152,580	335,676
Einstein Noah Restaurant Group, Inc.	18,581	226,874
Famous Dave’s of America, Inc.*	128,800	1,183,672
Frisch’s Restaurants, Inc.+	16,000	296,000
Full House Resorts, Inc.*	60,700	209,415
Gaming Partners International Corp.+	56,300	391,285
Isle of Capri Casinos, Inc.*	62,500	350,000
Jamba, Inc.*	153,314	343,423
Kona Grill, Inc.*	67,500	585,225
Lakes Entertainment, Inc.*	84,600	253,800
Luby’s, Inc.*	77,100	515,799
Monarch Casino & Resort, Inc.*	42,877	467,788
Morgans Hotel Group Co.*	84,300	467,022
MTR Gaming Group, Inc.*	90,700	378,219
Nathan’s Famous, Inc.*	12,000	404,400
Nevada Gold & Casinos, Inc.*	120,000	92,400
Premier Exhibitions, Inc.*	142,500	386,175
Town Sports International Holdings, Inc.	61,087	650,577
		7,931,973

Household Durables - 2.10%
Bassett Furniture Industries, Inc.	74,200	925,274
Cobra Electronics Corp.*	30,000	112,800
CSS Industries, Inc.	15,700	343,673
Emerson Radio Corp.*	124,800	215,904
Flexsteel Industries, Inc.	22,000	471,900
Furniture Brands International, Inc.*	284,100	301,146
Hooker Furniture Corp.	53,300	774,449
Kid Brands, Inc.*	36,400	56,420
Lifetime Brands, Inc.	65,000	689,650
P & F Industries, Inc., Class A*	10,500	65,100
Sealy Corp.*+	288,500	626,045
Stanley Furniture Co., Inc.*	40,000	180,000
Universal Electronics, Inc.*	35,000	677,250

Industry Company	Shares	Value

Household Durables (continued)
Zagg, Inc.*+	54,300	$ 399,648
		5,839,259

Household Products - 0.21%
Oil-Dri Corp. of America	20,800	574,080

Independent Power Producers & Energy Traders - 0.32%
American DG Energy, Inc.*+	109,000	251,790
Genie Energy, Ltd., Class B	48,667	345,536
Synthesis Energy Systems, Inc.*	272,471	291,544
		888,870

Insurance - 1.69%
Atlantic American Corp.	14,056	42,449
Crawford & Co., Class B	84,600	675,108
Eastern Insurance Holdings, Inc.	25,600	437,248
Federated National Holding Co.	23,000	124,660
First Acceptance Corp.*	111,700	139,625
Fortegra Financial Corp.*	50,000	444,500
Hallmark Financial Services, Inc.*	80,400	754,956
Homeowners Choice, Inc.+	12,000	249,480
Independence Holding Co.	69,190	658,689
Investors Title Co.	3,500	210,000
Phoenix Cos., Inc. (The)*+	14,200	351,166
Universal Insurance Holdings, Inc.	136,400	597,432

		4,685,313

Internet & Catalog Retail - 1.22%
1-800-Flowers.com, Inc., Class A*	170,000	623,900
CafePress, Inc.*+	49,800	287,346
dELiA*s, Inc.*	213,100	249,327
Gaiam, Inc., Class A*	45,000	142,200
Overstock.com, Inc.*+	55,000	787,050
PetMed Express, Inc.+	19,647	218,081
US Auto Parts Network, Inc.*	125,900	230,397
ValueVision Media, Inc., Class A*	176,286	317,315
Vitacost.com, Inc.*+	77,000	522,060
		3,377,676

Internet Software & Services - 2.33%
Carbonite, Inc.*+	72,400	669,700
Ipass, Inc.*	171,200	313,296
Keynote Systems, Inc.	44,400	625,596
Limelight Networks, Inc.*	170,736	379,034

www.bridgeway.com	34

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Internet Software & Services (continued)
Marchex, Inc., Class B+	163,600	$672,396
Spark Networks, Inc.*+	64,800	505,440
Support.com, Inc.*	136,745	571,594
TechTarget, Inc.*	145,900	809,745
TheStreet, Inc.	236,900	395,623
Tucows, Inc.*	150,000	216,000
Unwired Planet, Inc.*	234,600	281,520
XO Group, Inc.*	54,813	509,761
Zix Corp.*	187,582	525,230
		6,474,935

IT Services - 1.63%
Analysts International Corp.*	18,500	58,460
CIBER, Inc.*	185,000	617,900
Computer Task Group, Inc.*	25,000	455,750
Dynamics Research Corp.*	41,558	243,114
Edgewater Technology, Inc.*	39,200	148,960
Hackett Group, Inc. (The)	119,928	513,292
Information Services Group, Inc.*+	96,600	111,090
Innodata, Inc.*	54,500	206,010
Lionbridge Technologies, Inc.*	122,795	493,636
Mattersight Corp.*+	66,503	330,520
ModusLink Global Solutions, Inc.*	115,700	335,530
NCI, Inc., Class A*	2,630	12,335
Official Payments Holdings, Inc.*	44,500	250,980
Online Resources Corp.*	133,028	301,973
PRGX Global, Inc.*	68,500	441,825
		4,521,375

Leisure Equipment & Products - 0.19%
Johnson Outdoors, Inc., Class A*	25,800	513,936
Marine Products Corp.	2,400	13,728
		527,664

Life Sciences Tools & Services - 1.16%
Accelerate Diagnostics, Inc.*	19,800	79,794
Albany Molecular Research, Inc.*	103,100	544,368
BioClinica, Inc.*	80,900	462,748
Enzo Biochem, Inc.*	201,300	543,510
Furiex Pharmaceuticals, Inc.*	21,200	408,312
Harvard Bioscience, Inc.*	167,017	731,534
Pacific Biosciences of California, Inc.*	222,400	378,080
pSivida Corp.*	50,000	60,500
		3,208,846

Industry Company	Shares	Value

Machinery - 3.92%
Accuride Corp.*	264,200	$848,082
Alamo Group, Inc.	11,060	360,998
Ampco-Pittsburgh Corp.	24,400	487,512
Dynamic Materials Corp.	1,300	18,070
Eastern Co. (The)	1,600	25,312
Energy Recovery, Inc.*+	66,700	226,780
Flow International Corp.*	192,751	674,629
FreightCar America, Inc.	29,675	665,314
Gencor Industries, Inc.*	18,500	139,490
Graham Corp.	60,900	1,187,550
Hardinge, Inc.	33,300	331,002
Hurco Cos., Inc.*	54,331	1,249,613
Key Technology, Inc.*	20,000	208,800
L.S. Starrett Co., Class A (The)	34,200	331,740
Lydall, Inc.*	74,200	1,064,028
Met-Pro Corp.	40,200	389,538
Miller Industries, Inc.	29,400	448,350
NN, Inc.*	86,100	788,676
PMFG, Inc.*+	33,671	306,069
Tecumseh Products Co., Class A*	57,700	266,574
Twin Disc, Inc.+	29,600	515,928
Xerium Technologies, Inc.*	107,050	326,502

		10,860,557

Marine - 0.11%
International Shipholding Corp.	19,203	316,465

Media - 3.17%
AH Belo Corp., Class A	66,700	310,155
Ballantyne Strong, Inc.*	45,500	150,150
Beasley Broadcasting Group, Inc., Class A+	16,000	78,240
Carmike Cinemas, Inc.*	51,800	777,000
Dex One Corp.*+	222,700	351,866
Emmis Communications Corp., Class A*	159,500	314,215
Entercom Communications Corp., Class A*+	80,000	558,400
Entravision Communications Corp., Class A	96,200	159,692
Gray Television, Inc.*	232,200	510,840
Harris Interactive, Inc.*	40,000	48,000
Journal Communications, Inc., Class A*	127,200	688,152
LIN TV Corp., Class A*	47,500	357,675
Martha Stewart Living Omnimedia, Class A*	90,200	220,990
McClatchy Co., Class A (The)*+	211,150	690,461

35	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Media (continued)
Media General, Inc., Class A*+	135,311	$581,837
Navarre Corp.*	230,600	410,468
Nexstar Broadcasting Group, Inc., Class A*	70,800	749,772
Radio One, Inc., Class D*	100,000	76,000
ReachLocal, Inc.*	34,069	439,831
Rentrak Corp.*	22,800	444,372
Saga Communications, Inc., Class A	15,004	697,686
Salem Communications Corp., Class A	3,500	19,110
SuperMedia, Inc.*+	49,000	167,580

		8,802,492

Metals & Mining - 1.02%
Comstock Mining, Inc.*	15,850	36,138
Friedman Industries, Inc.	68,300	691,196
Golden Minerals Co.*+	106,700	489,753
Great Northern Iron Ore Properties+	7,700	517,440
Olympic Steel, Inc.	26,100	577,854
Synalloy Corp.	19,400	254,528
Universal Stainless & Alloy*	7,428	273,128

		2,840,037

Multiline Retail - 0.47%
ALCO Stores, Inc.*+	7,000	61,460
Bon-Ton Stores, Inc. (The)	45,950	556,914
Tuesday Morning Corp.*	110,500	690,625

		1,308,999

Oil, Gas & Consumable Fuels - 4.64%
Adams Resources & Energy, Inc.	22,300	782,061
Amyris, Inc.*+	160,000	499,200
Callon Petroleum Co.*	182,800	859,160
Ceres, Inc.*	20,000	90,800
Crimson Exploration, Inc.*	161,320	442,017
Double Eagle Petroleum Co.*	79,800	314,412
Emerald Oil, Inc.*	80,157	420,023
Evolution Petroleum Corp.*	36,300	295,119
Green Plains Renewable Energy, Inc.*+	126,800	1,002,988
HKN, Inc.*	1,103	83,277
James River Coal Co.*+	118,500	379,200
L&L Energy, Inc.*	120,100	228,190
Lone Pine Resources, Inc.*	226,300	278,349
Miller Energy Resources, Inc.*+	120,000	475,200

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Panhandle Oil & Gas, Inc., Class A	23,797	$671,789
PostRock Energy Corp.*	73,500	108,780
Pyramid Oil Co.*	69,800	272,220
Renewable Energy Group, Inc.*+	20,000	117,200
REX American Resources Corp.*	67,249	1,297,233
Saratoga Resources, Inc.*	160,100	566,754
Synergy Resources Corp.*	160,000	862,400
Uranerz Energy Corp.*+	264,800	368,072
Uranium Energy Corp.*	220,800	565,248
Verenium Corp.*	78,800	170,996
Warren Resources, Inc.*	352,900	991,649
Westmoreland Coal Co.*+	61,375	573,242
Zion Oil & Gas, Inc.*+	81,200	143,724

		12,859,303

Paper & Forest Products - 0.07%
Neenah Paper, Inc.	333	9,481
Orient Paper, Inc.+	97,061	173,739

		183,220

Personal Products - 0.39%
CCA Industries, Inc.	14,100	61,053
Female Health Co. (The)+	43,200	310,176
Natural Alternatives International, Inc.*	17,500	85,925
Nutraceutical International Corp.	37,000	611,980

		1,069,134

Pharmaceuticals - 2.07%
Alimera Sciences, Inc.*	81,600	128,112
Biosante Pharmaceuticals, Inc.*+	70,500	87,420
Cempra, Inc.*	22,749	145,594
Cumberland Pharmaceuticals, Inc.*+	53,600	225,120
Durect Corp.*	218,600	201,112
Horizon Pharma, Inc.*+	218,300	508,639
Lannett Co., Inc.*	83,020	411,779
Novabay Pharmaceuticals, Inc.*+	121,500	138,510
NuPathe, Inc.*+	37,500	126,750
Obagi Medical Products, Inc.*	57,600	782,784
Omeros Corp.*+	77,400	401,706
Pain Therapeutics, Inc.+	125,699	340,644
Pernix Therapeutics Holdings*+	40,000	310,000

www.bridgeway.com	36

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Pozen, Inc.*	80,400	$402,804
Sucampo Pharmaceuticals, Inc., Class A*	104,000	509,600
Transcept Pharmaceuticals, Inc.*+	68,000	302,600
XenoPort, Inc.*	65,100	505,827
Zogenix, Inc.*	161,300	214,529

		5,743,530

Professional Services - 1.49%
Barrett Business Services, Inc.	32,600	1,241,734
CRA International, Inc.*	30,000	593,100
CTPartners Executive Search, Inc.*	27,400	126,040
Dolan Co. (The)*	148,100	576,109
Heidrick & Struggles International, Inc.	50,000	763,000
Hill International, Inc.*	30,971	113,354
Hudson Global, Inc.*	69,204	310,034
RCM Technologies, Inc.	26,200	132,310
VSE Corp.	11,700	286,767

		4,142,448

Real Estate Management & Development - 0.82%
AV Homes, Inc.*	54,600	776,412
Consolidated-Tomoka Land Co.+	16,249	503,882
Stratus Properties, Inc.*	37,150	321,719
Thomas Properties Group, Inc.	123,719	669,320

		2,271,333

Road & Rail - 0.45%
Covenant Transportation Group, Inc., Class A*	30,000	165,900
P.A.M. Transportation Services, Inc.	9,750	99,742
Universal Truckload Services, Inc.	30,700	560,275
USA Truck, Inc.*	54,271	186,150
YRC Worldwide, Inc.*+	36,800	248,400

		1,260,467

Semiconductors & Semiconductor Equipment - 2.59%
Amtech Systems, Inc.*+	57,500	185,150
AXT, Inc.*	124,716	350,452
Cohu, Inc.	50,000	542,000
DSP Group, Inc.*	81,300	468,288
GigOptix, Inc.*	14,000	26,880

Industry Company	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
GSI Technology, Inc.*	161,417	$1,012,085
Integrated Silicon Solution, Inc.*	77,641	698,769
Mattson Technology, Inc.*	131,300	110,292
MaxLinear, Inc., Class A*	65,100	326,802
Mindspeed Technologies, Inc.*+	16,000	74,880
NeoPhotonics Corp.*	85,000	487,900
PDF Solutions, Inc.*	6,130	84,471
Pericom Semiconductor Corp.*	72,372	581,147
Pixelworks, Inc.*	58,900	131,936
PLX Technology, Inc.*+	78,900	286,407
QuickLogic Corp.*+	134,800	292,516
Rubicon Technology, Inc.*+	67,000	409,370
Sigma Designs, Inc.*	90,000	463,500
Ultra Clean Holdings*	108,600	533,226
Vitesse Semiconductor Corp.*	50,000	111,500

		7,177,571

Software - 2.04%
American Software, Inc., Class A	60,700	471,032
Bsquare Corp.*	9,500	28,025
Callidus Software, Inc.*+	113,100	513,474
Cinedigm Digital Cinema Corp., Class A*	100,000	140,000
Digimarc Corp.	23,100	478,170
ePlus, Inc.	13,451	556,064
FalconStor Software, Inc.*	132,700	309,191
Globalscape, Inc.	66,700	95,381
Glu Mobile, Inc.*#	140,500	321,745
GSE Systems, Inc.*	45,000	97,200
Guidance Software, Inc.*	63,000	747,810
Pervasive Software, Inc.*	43,798	390,240
QAD, Inc., Class A	33,000	475,200
QAD, Inc., Class B	8,250	107,003
Rosetta Stone, Inc.*	41,400	510,876
Smith Micro Software, Inc.*	124,300	187,693
TeleCommunication Systems, Inc., Class A*	91,734	226,583

		5,655,687

Specialty Retail - 2.78%
America’s Car-Mart, Inc.*	12,500	506,500
Big 5 Sporting Goods Corp.	43,400	568,540
Body Central Corp.*	74,600	743,016
Books-A-Million, Inc.*	40,000	106,400

37	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
Build-A-Bear Workshop, Inc.*+	59,500	$227,290
Cache, Inc.*	43,000	104,060
Casual Male Retail Group, Inc.*	169,600	712,320
Citi Trends, Inc.*	37,100	510,496
Kirkland’s, Inc.*	46,551	492,975
MarineMax, Inc.*	76,600	684,804
New York & Co., Inc.*	156,100	594,741
Pacific Sunwear of California, Inc.*	218,749	347,811
TravelCenters of America LLC*	120,200	564,940
West Marine, Inc.*	72,200	776,150
Zale Corp.*	190,200	781,722

		7,721,765
Textiles, Apparel & Luxury Goods - 1.29%
Charles & Colvard, Ltd.*+	120,900	473,928
Cherokee, Inc.	21,200	290,652
Culp, Inc.	51,016	765,750
Delta Apparel, Inc.*	23,000	321,540
DGSE Cos., Inc.*+	28,800	154,944
K-Swiss, Inc., Class A*+	45,000	151,200
Lakeland Industries, Inc.*	10,000	49,700
R.G. Barry Corp.	27,600	391,092
Rocky Brands, Inc.*	52,200	679,644
Unifi, Inc.*	23,689	308,194

		3,586,644
Thrifts & Mortgage Finance - 7.26%
Alliance Bancorp, Inc. of Pennsylvania	22,000	279,400
Bank Mutual Corp.	129,000	554,700
BankFinancial Corp.	76,279	565,990
Camco Financial Corp.*	58,554	119,450
Cape Bancorp, Inc.	42,102	365,866
Chicopee Bancorp, Inc.*	26,500	421,085
ESB Financial Corp.+	54,000	748,980
ESSA Bancorp, Inc.	37,400	407,286
Federal Agricultural Mortgage Corp., Class C	39,200	1,274,000
First Advantage Bancorp	25,000	315,750
First Defiance Financial Corp.	44,900	861,631
First Financial Holdings, Inc.	56,000	732,480
First Financial Northwest, Inc.*	61,600	465,080
First Pactrust Bancorp, Inc.+	36,200	444,174

Industry Company	Shares	Value

Thrifts & Mortgage Finance (continued)
Fox Chase Bancorp, Inc.	57,932	$964,568
Franklin Financial Corp.	32,800	543,824
Guaranty Federal Bancshares, Inc.*+	20,856	143,698
Hampden Bancorp, Inc.	33,000	495,330
Heritage Financial Group, Inc.	26,900	370,951
Home Bancorp, Inc.*	48,000	876,000
Home Federal Bancorp, Inc.	34,800	432,564
Louisiana Bancorp, Inc.*+	19,000	301,720
Meta Financial Group, Inc.+	12,100	275,880
MutualFirst Financial, Inc.	4,404	51,263
Naugatuck Valley Financial Corp.	28,501	189,532
New Hampshire Thrift Bancshares, Inc.+	18,100	231,680
Ocean Shore Holding Co.	32,100	475,080
OceanFirst Financial Corp.	29,200	401,500
Provident Financial Holdings, Inc.	78,617	1,375,798
Pulaski Financial Corp.+	43,500	389,325
Riverview Bancorp, Inc.*	17,406	29,416
SI Financial Group, Inc.	34,276	394,174
Simplicity Bancorp, Inc.	55,114	823,954
Teche Holding Co.+	14,440	545,543
Territorial Bancorp, Inc.	22,300	509,555
Timberland Bancorp, Inc.*+	24,222	168,101
Tree.com, Inc.	22,100	398,463
United Community Financial Corp.*	130,000	375,700
United Financial Bancorp, Inc.	48,009	754,701
Waterstone Financial, Inc.*+	43,355	338,169
Wayne Savings Bancshares, Inc.+	7,800	72,228
Westfield Financial, Inc.	91,679	662,839

		20,147,428
Trading Companies & Distributors - 0.72%
Aceto Corp.	8,500	85,340
BlueLinx Holdings, Inc.*	115,000	323,150
General Finance Corp.*	60,000	257,400
Houston Wire & Cable Co.	52,900	649,083
Lawson Products, Inc.	32,400	320,760
Willis Lease Finance Corp.*	24,400	349,164

		1,984,897
Water Utilities - 0.62%
Artesian Resources Corp., Class A	10,500	235,515

www.bridgeway.com	38

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company		Shares	Value
Common Stocks (continued)
Water Utilities (continued)
Cadiz, Inc.*+		31,400	$248,688
York Water Co.		69,850	1,227,264

TOTAL COMMON STOCKS -99.45%			1,711,467

(Cost $227,368,030)			275,861,404

EXCHANGE TRADED FUND - 0.35%
iShares Russell Microcap Index Fund+		18,865	985,696

TOTAL EXCHANGE TRADED FUND - 0.35%			985,696

(Cost $507,389)
Rate^		Shares	Value

MONEY MARKET FUND - 0.00%
BlackRock FedFund	0.01%	2,101	2,101

TOTAL MONEY MARKET FUND - 0.00% (Cost $2,101)			2,101

TOTAL INVESTMENTS - 99.80% (Cost $227,877,520)			$276,849,201
Other Assets in Excess of Liabilities - 0.20%			546,198

NET ASSETS - 100.00%			$277,395,399

*	Non-income producing security.
#	Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $321,745.
^	Rate disclosed as of December 31, 2012.
+	This security or a portion of the security is out on loan at December 31, 2012. Total loaned securities had a value of $31,076,493 at December 31, 2012.

LLC- Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 12/31/2012 is as follows (See Note 2 in Notes to Financial Statements):
Valuation Inputs
Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$275,861,404	$—	$ —	$275,861,404
Exchange-Traded Fund	985,696	—	—	985,696
Money Market Fund	—	2,101	—	2,101

TOTAL	$276,847,100	$2,101	$ —	$276,849,201

39	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)
	Common Stocks	Rights	Total
Balance as of 06/30/2012	$125,971	$61,843	$187,814
Purchases	—	—	—
Sales[1]	—	(132,736)	(132,736)
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/ (depreciation)[2]	—	70,893	70,893
Transfers in	—	—	—
Transfers out[3,4]	(125,971)	—	(125,971)

Balance as of 12/31/2012	$—	$—	$—

Net change in unrealized appreciation (depreciation) from investments held as of 12/31/2012	$—	$—	$—

[1]Sales include expiration of rights.

[2]Change in unrealized appreciation/(depreciation) for Level 3 securities is included on Statement of Operations in the Change in Unrealized Appreciation (Depreciation) on Investments.

[3]Transfers out represent the value as of the beginning of the reporting period, for any investment security where significant transfers in the pricing level occurred during the period.

[4]Transfer took place as a result of trading resuming.

See Notes to Financial Statements.

www.bridgeway.com	40

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited)

(Unaudited)

December 31, 2012

Dear Fellow Small-Cap Momentum Fund Shareholder,

For the quarter ended December 31, 2012, our Fund returned 0.47%, trailing our primary market benchmark, the Russell 2000 Index (+1.85%). Our risk adjustment strategy hurt our returns for the quarter and we are not pleased with the results.

For the six-month “semi-annual” period, our Fund was up 6.36%, trailing the Russell 2000 Index (+7.20%). While it was a good six months in absolute terms, we are disappointed with our relative returns.

For the calendar year ended December 31, 2012, our Fund appreciated 14.18%, underperforming the Russell 2000 Index (+16.35%).

The table below presents our December quarter, six-month, one-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2012

				Annualized
	Quarter	6 Months	1 Year	Since Inception (5/28/10)
Small-Cap Momentum Fund	0.47%	6.36%	14.18%	12.11%
Russell 2000 Index	1.85%	7.20%	16.35%	11.63%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2012, Small-Cap Momentum Fund ranked 378th of 705 small-cap core funds for the twelve-month period ended December 31, 2012 and 200th of 634 such funds since inception in May, 2010. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

41	Semi-Annual Report | December 31, 2012 (Unaudited)

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Small-Cap Momentum Fund vs. Russell 2000 Index from Inception 5/28/10 to 12/31/12

Detailed Explanation of Quarterly Performance

The Short Version: While price momentum had little positive effect in the quarter, the Fund’s risk-adjustment overlay positioned the Fund in lower risk stocks, which did not perform as well in the current environment.

The Fund performed in line with its design objective for the quarter ended December 31, 2012. Our exposure to price momentum had a neutral effect during the somewhat flat quarter. The risk-adjustment overlay led the fund into safer (less volatile) stocks in the volatile periods of the quarter and they underperformed in the market turn around after the presidential election. Higher weighting and strong stock picking in the Financials sector helped our relative return. Poor stock selection in the Health Care and Information Technology sectors hurt the Fund’s relative performance.

Detailed Explanation of Calendar Year Performance

The Short Version: Price momentum was a plus in the 2012 calendar year. However, the lower-risk stocks associated with our risk-adjustment overlay had a negative impact in a year that favored high risk.

The Fund performed in line with its design objective for the calendar year ended December 31, 2012. Our exposure to price momentum helped us during the calendar year. By design, the risk-adjustment overlay, which leads the Fund into less volatile stocks during volatile periods of the market, dampened the volatility and upside returns of the Fund in the fast moving up market of the calendar year. Lower weighting and strong stock picking in the poor-performing Energy sector helped our relative return. Poor stock selection in the Financials and Health Care sectors hurt the Fund’s relative performance for the year.

www.bridgeway.com	42

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2012

Rank	Description	Industry	% of Net Assets
1	TCF Financial Corp.	Commercial Banks	0.8%
2	Pool Corp.	Distributors	0.8%
3	Investors Bancorp, Inc.	Commercial Banks	0.8%
4	West Pharmaceutical Services, Inc.	Health Care Equipment & Supplies	0.7%
5	MasTec, Inc.	Construction & Engineering	0.7%
6	SS&C Technologies Holdings, Inc.	Software	0.7%
7	Synovus Financial Corp.	Commercial Banks	0.7%
8	Portfolio Recovery Associates, Inc.	Commercial Services & Supplies	0.7%
9	Team Health Holdings, Inc.	Health Care Providers & Services	0.7%
10	Texas Capital Bancshares, Inc.	Commercial Banks	0.7%
	Total		7.3%

Industry Sector Representation as of December 31, 2012

	% of Net Assets	% of Russell 2000 Index	Difference
Consumer Discretionary	17.6%	14.0%	3.6%
Consumer Staples	4.9%	3.5%	1.4%
Energy	3.4%	6.0%	-2.6%
Financials	30.8%	22.9%	7.9%
Health Care	13.3%	12.1%	1.2%
Industrials	12.2%	15.5%	-3.3%
Information Technology	8.3%	16.6%	-8.3%
Materials	5.7%	5.3%	0.4%
Telecommunication Services	1.5%	0.7%	0.8%
Utilities	2.3%	3.4%	-1.1%
Cash & Other Assets	0.0%	0.0%	0.0%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

43	Semi-Annual Report | December 31, 2012 (Unaudited)

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Conclusion

Thank you for your continued investment in Small-Cap Momentum Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	44

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 99.31%
Aerospace & Defense - 0.86%
DigitalGlobe, Inc.*+	400	$9,776
KEYW Holding Corp. (The)*	300	3,807
Sparton Corp.*	100	1,387
Taser International, Inc.*	450	4,023
		18,993
Airlines - 0.55%
Allegiant Travel Co.	165	12,113
Auto Components - 1.40%
Cooper Tire & Rubber Co.	550	13,948
Dorman Products, Inc.	300	10,602
Drew Industries, Inc.	200	6,450
		31,000
Automobiles - 0.19%
Winnebago Industries, Inc.*	250	4,282
Beverages - 0.31%
Cott Corp.	800	6,424
Reed’s, Inc.*+	100	571
		6,995
Biotechnology - 2.02%
Aegerion Pharmaceuticals, Inc.*+	200	5,078
Affymax, Inc.*	300	5,700
Dyax Corp.*	950	3,306
Infinity Pharmaceuticals, Inc.*+	350	12,250
Medgenics, Inc.*	100	744
NewLink Genetics Corp.*	200	2,500
NPS Pharmaceuticals, Inc.*	750	6,825
PDL BioPharma, Inc.+	1,200	8,460
		44,863
Building Products - 2.45%
American Woodmark Corp.*	100	2,782
Apogee Enterprises, Inc.	250	5,993
Builders FirstSource, Inc.*	800	4,464
Nortek, Inc.*	125	8,281
PGT, Inc.*	500	2,250
Quanex Building Products Corp.	300	6,123
Simpson Manufacturing Co., Inc.	400	13,116
Trex Co., Inc.*	150	5,584
Universal Forest Products, Inc.	150	5,706
		54,299

Industry Company	Shares	Value

Capital Markets - 3.92%
Apollo Investment Corp.	1,700	$14,212
Capital Southwest Corp.	35	3,487
FBR & Co.*	450	1,741
Fidus Investment Corp.	100	1,645
Fifth Street Finance Corp.	750	7,815
Financial Engines, Inc.*+	400	11,100
ICG Group, Inc.*	300	3,429
Main Street Capital Corp.	250	7,628
MCG Capital Corp.	600	2,760
Medley Capital Corp.	250	3,640
New Mountain Finance Corp.	200	2,980
Saratoga Investment Corp.	50	756
THL Credit, Inc.	200	2,958
TICC Capital Corp.	350	3,542
Triangle Capital Corp.+	250	6,372
Walter Investment Management Corp.*	300	12,906

		86,971

Chemicals - 2.08%
American Pacific Corp.*	75	1,159
American Vanguard Corp.	250	7,768
FutureFuel Corp.	350	4,144
Landec Corp.*	250	2,372
PolyOne Corp.	750	15,315
Quaker Chemical Corp.	100	5,386
Stepan Co.	180	9,997

		46,141

Commercial Banks - 10.92%
Access National Corp.	100	1,300
Banco Latinoamericano de
Comercio Exterior SA	300	6,468
Bancorp, Inc. (The)*	300	3,291
BancorpSouth, Inc.	800	11,632
Bank of Kentucky Financial Corp.	50	1,236
Banner Corp.	150	4,610
Bar Harbor Bankshares	50	1,682
Bridge Capital Holdings*	150	2,334
BSB Bancorp, Inc.*	100	1,223
C&F Financial Corp.	25	974
CapitalSource, Inc.	1,800	13,644
Cardinal Financial Corp.	250	4,067
Center Bancorp, Inc.	150	1,737
Community Trust Bancorp, Inc.	150	4,917

45	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Farmers Capital Bank Corp.*	75	$919
Fidelity Southern Corp.*	100	955
Financial Institutions, Inc.	100	1,863
First Community Bancshares, Inc.	150	2,396
First Merchants Corp.	250	3,710
First of Long Island Corp. (The)	100	2,832
German American Bancorp, Inc.	100	2,172
Hanmi Financial Corp.*	250	3,398
Heartland Financial USA, Inc.	150	3,922
Heritage Commerce Corp.*	200	1,396
Heritage Financial Corp.	150	2,204
Heritage Oaks Bancorp*+	250	1,450
Home BancShares, Inc.	250	8,255
Horizon Bancorp	75	1,474
Investors Bancorp, Inc.	950	16,891
MainSource Financial Group, Inc.	150	1,900
Mercantile Bank Corp.	50	825
MetroCorp Bancshares, Inc.*	150	1,648
Middleburg Financial Corp.	50	883
MidWestOne Financial Group, Inc.	50	1,026
Monarch Financial Holdings, Inc.	75	616
National Bankshares, Inc.	50	1,620
North Valley Bancorp*	50	710
Northrim BanCorp, Inc.	50	1,132
OmniAmerican Bancorp, Inc.*	100	2,313
Pacific Mercantile Bancorp*	150	944
Pacific Premier Bancorp, Inc.*	100	1,024
Peapack Gladstone Financial Corp.	50	704
Peoples Bancorp, Inc.	100	2,043
Preferred Bank*	100	1,420
Premier Financial Bancorp, Inc.	75	812
SCBT Financial Corp.	125	5,022
Sierra Bancorp	100	1,143
Southside Bancshares, Inc.+	150	3,159
Southwest Bancorp, Inc.*	150	1,680
Suffolk Bancorp*	100	1,310
Synovus Financial Corp.	6,600	16,170
Taylor Capital Group, Inc.*+	250	4,512

Industry Company	Shares	Value

Commercial Banks (continued)
TCF Financial Corp.	1,400	$17,010
Texas Capital Bancshares, Inc.*	350	15,687
TowneBank	250	3,872
UMB Financial Corp.	350	15,344
Univest Corp. of Pennsylvania	150	2,565
Virginia Commerce Bancorp, Inc.*	250	2,238
Washington Trust Bancorp, Inc.	150	3,946
WesBanco, Inc.	200	4,444
Western Alliance Bancorp*	750	7,898
Wilshire Bancorp, Inc.*	650	3,816

		242,388

Commercial Services & Supplies - 4.37%
Asset Acceptance Capital Corp.*	300	1,350
Asta Funding, Inc.	100	951
Ceco Environmental Corp.	150	1,493
Deluxe Corp.	420	13,541
Encore Capital Group, Inc.*	200	6,124
Geo Group, Inc. (The)	500	14,100
Hudson Technologies, Inc.*	250	910
InnerWorkings, Inc.*+	400	5,512
Kimball International, Inc., Class B	300	3,483
Multi-Color Corp.	150	3,598
Portfolio Recovery Associates, Inc.*	150	16,029
Quad/Graphics, Inc.+	400	8,156
Standard Parking Corp.*	200	4,398
Steelcase, Inc., Class A	1,050	13,377
Viad Corp.	150	4,074

		97,096

Communications Equipment - 0.23%
CalAmp Corp.*	200	1,664
Numerex Corp., Class A*	150	1,971
Parkervision, Inc.*	750	1,522

		5,157

Construction & Engineering - 0.73%
MasTec, Inc.*	650	16,204

Construction Materials - 0.77%
Headwaters, Inc.*	550	4,708
Texas Industries, Inc.*+	225	11,477

www.bridgeway.com	46

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Construction Materials (continued)
US Concrete, Inc.*	100	$905

		17,090

Consumer Finance - 0.04%
Consumer Portfolio Services, Inc.*	150	804

Containers & Packaging - 0.13%
AEP Industries, Inc.*	50	2,962

Distributors - 0.98%
Core-Mark Holding Co., Inc.	100	4,735
Pool Corp.	400	16,928

		21,663

Diversified Consumer Services - 1.29%
Ascent Capital Group, Inc., Class A*	150	9,291
Carriage Services, Inc.	150	1,781
Grand Canyon Education, Inc.*	400	9,388
Stewart Enterprises, Inc., Class A	800	6,112
Universal Technical Institute, Inc.	200	2,008

		28,580

Diversified Financial Services - 1.01%
California First National Bancorp	100	1,495
Marlin Business Services Corp.	100	2,006
NewStar Financial, Inc.*	450	6,304
PHH Corp.*+	500	11,375
Resource America, Inc., Class A	200	1,334

		22,514

Diversified Telecommunication Services - 0.92%
Cincinnati Bell, Inc.*	1,700	9,316
Cogent Communications Group, Inc.	400	9,056
Fairpoint Communications, Inc.*+	250	1,985

		20,357

Electric Utilities - 1.77%
MGE Energy, Inc.	200	10,190
PNM Resources, Inc.	700	14,357
UNS Energy Corp.	350	14,847

		39,394

Industry Company	Shares	Value

Electrical Equipment - 0.79%
AZZ, Inc.	200	$7,686
Powell Industries, Inc.*	100	4,153
Thermon Group Holdings, Inc.*	250	5,633

		17,472

Electronic Equipment, Instruments & Components - 1.17%
Badger Meter, Inc.	125	5,926
OSI Systems, Inc.*	175	11,207
Rogers Corp.*	150	7,449
Uni-Pixel, Inc.*	100	1,369

		25,951

Energy Equipment & Services - 0.81%
Exterran Holdings, Inc.*	550	12,056
Natural Gas Services
Group, Inc.*	100	1,642
Vantage Drilling Co.*	2,350	4,300

		17,998

Food & Staples Retailing - 0.42%
Pantry, Inc. (The)*	200	2,426
Susser Holdings Corp.*	200	6,898

		9,324

Food Products - 2.40%
Alico, Inc.	50	1,832
B&G Foods, Inc.	450	12,739
Cal-Maine Foods, Inc.	200	8,044
J&J Snack Foods Corp.	150	9,591
Rocky Mountain Chocolate Factory, Inc.	75	792
S&W Seed Co.*	75	579
Smart Balance, Inc.*	500	6,450
Snyders-Lance, Inc.	550	13,260

		53,287

Gas Utilities - 0.15%
Chesapeake Utilities Corp.	75	3,405

Health Care Equipment & Supplies - 5.96%
Analogic Corp.	100	7,430
Cardiovascular Systems, Inc.*+	200	2,510
Conceptus, Inc.*+	250	5,252
Cyberonics, Inc.*	250	13,133
Cynosure, Inc., Class A*	150	3,616
EnteroMedics, Inc.*	350	980
Exactech, Inc.*	100	1,695

47	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
HeartWare International, Inc.*+	125	$10,494
ICU Medical, Inc.*	125	7,616
Insulet Corp.*	400	8,488
Integra LifeSciences Holdings Corp.*	225	8,768
Meridian Bioscience, Inc.	350	7,088
Merit Medical Systems, Inc.*	350	4,865
Neogen Corp.*	200	9,064
Rochester Medical Corp.*	100	1,008
RTI Biologics, Inc.*	500	2,135
Spectranetics Corp.*	300	4,431
SurModics, Inc.*	150	3,354
Symmetry Medical, Inc.*	300	3,156
Utah Medical Products, Inc.	30	1,082
Vascular Solutions, Inc.*	150	2,370
West Pharmaceutical Services, Inc.	300	16,425
Wright Medical Group, Inc.*+	350	7,346

		132,306

Health Care Providers & Services - 4.54%
Acadia Healthcare Co., Inc.*	350	8,166
Air Methods Corp.	300	11,067
AMN Healthcare Services, Inc.*	350	4,043
Bio-Reference Labs, Inc.*	250	7,172
BioScrip, Inc.*	500	5,385
Capital Senior Living Corp.*	250	4,672
Emeritus Corp.*	400	9,888
Hanger, Inc.*	300	8,208
MWI Veterinary Supply, Inc.*	100	11,000
Select Medical Holdings Corp.	1,350	12,730
Team Health Holdings, Inc.*	550	15,824
U.S. Physical Therapy, Inc.	100	2,754

		100,909

Health Care Technology - 0.64%
HealthStream, Inc.*	200	4,862
Medidata Solutions, Inc.*	225	8,818
Streamline Health Solutions, Inc.*	100	569

		14,249

Hotels, Restaurants & Leisure - 5.38%
AFC Enterprises, Inc.*	200	5,226
Bally Technologies, Inc.*	350	15,648
Bob Evans Farms, Inc.	250	10,050
Carrols Restaurant Group, Inc.*	200	1,196

Industry Company	Shares	Value

Hotels, Restaurants & Leisure (continued)
Cheesecake Factory, Inc. (The)	450	$14,724
Churchill Downs, Inc.	150	9,968
Cracker Barrel Old Country Store, Inc.	200	12,852
Denny’s Corp.*	800	3,904
Kona Grill, Inc.*	75	650
Marriott Vacations Worldwide Corp.*	300	12,501
Multimedia Games Holding Co., Inc.*	250	3,678
Nathan’s Famous, Inc.*	50	1,685
Papa John’s International, Inc.*	200	10,988
Ryman Hospitality Properties	375	14,422
Town Sports International Holdings, Inc.	175	1,864

		119,356

Household Durables - 2.75%
Bassett Furniture Industries, Inc.	100	1,247
Beazer Homes USA, Inc.*+	200	3,378
CSS Industries, Inc.	100	2,189
Flexsteel Industries, Inc.	50	1,073
Libbey, Inc.*	150	2,902
M/I Homes, Inc.*	200	5,300
MDC Holdings, Inc.	400	14,704
Meritage Homes Corp.*	300	11,205
NACCO Industries, Inc., Class A	75	4,552
Ryland Group, Inc. (The)	400	14,600

		61,150

Household Products - 0.26%
WD-40 Co.	125	5,889

Industrial Conglomerates - 0.23%
Standex International Corp.	100	5,129

Insurance - 3.76%
AMERISAFE, Inc.*	150	4,088
Baldwin & Lyons, Inc., Class B	150	3,579
Eastern Insurance Holdings, Inc.	50	854
Global Indemnity PLC*	200	4,426
Greenlight Capital Re, Ltd. Class A*	300	6,924
Hilltop Holdings, Inc.*	450	6,093
Homeowners Choice, Inc.+	100	2,079
Investors Title Co.	25	1,500

www.bridgeway.com	48

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Insurance (continued)
Kansas City Life Insurance Co.	100	$3,816
Montpelier Re Holdings, Ltd.	450	10,287
Navigators Group, Inc. (The)*	100	5,107
Platinum Underwriters Holdings, Ltd.	275	12,650
State Auto Financial Corp.	350	5,229
Stewart Information Services Corp.	150	3,900
Symetra Financial Corp.	1,000	12,980

		83,512

Internet & Catalog Retail - 0.23%
1-800-Flowers.com, Inc., Class A*	600	2,202
Overstock.com, Inc.*	200	2,862

		5,064

Internet Software & Services - 1.59%
Cornerstone OnDemand, Inc.*	400	11,812
Demand Media, Inc.*+	750	6,967
Market Leader, Inc.*	250	1,638
NIC, Inc.	550	8,987
Spark Networks, Inc.*	150	1,170
SPS Commerce, Inc.*	125	4,659

		35,233

IT Services - 1.35%
Acxiom Corp.*	625	10,912
Computer Task Group, Inc.*	150	2,734
Convergys Corp.	900	14,769
PRGX Global, Inc.*	250	1,613

		30,028

Leisure Equipment & Products - 0.25%
LeapFrog Enterprises, Inc.*	650	5,610

Life Sciences Tools & Services - 0.80%
Fluidigm Corp.*	200	2,862
PAREXEL International Corp.*	500	14,795

		17,657

Machinery - 1.09%
CIRCOR International, Inc.	150	5,938
Douglas Dynamics, Inc.	200	2,878
Energy Recovery, Inc.*	450	1,530
Federal Signal Corp.*	550	4,185

Industry Company	Shares	Value

Machinery (continued)
Lydall, Inc.*	150	$2,151
Mueller Water Products, Inc., Class A	1,350	7,574

		24,256

Media - 0.40%
E.W. Scripps Co., Class A (The)*	450	4,864
Emmis Communications Corp., Class A*	350	690
ReachLocal, Inc.*	250	3,228

		8,782

Metals & Mining - 1.39%
Gold Resource Corp.	450	6,934
Hecla Mining Co.	2,500	14,575
Kaiser Aluminum Corp.	150	9,254

		30,763

Multiline Retail - 0.10%
Tuesday Morning Corp.*	350	2,188

Oil, Gas & Consumable Fuels - 2.27%
Cloud Peak Energy, Inc.*	500	9,665
Delek US Holdings, Inc.	500	12,660
EPL Oil & Gas, Inc.*	350	7,892
Longwei Petroleum Investment Holding, Ltd.*	750	1,583
Rentech, Inc.	1,850	4,866
SemGroup Corp., Class A*	350	13,678

		50,344

Paper & Forest Products - 0.63%
Clearwater Paper Corp.*	200	7,832
PH Glatfelter Co.	350	6,118

		13,950

Personal Products - 0.86%
Elizabeth Arden, Inc.*	250	11,253
Female Health Co. (The)	200	1,436
Inter Parfums, Inc.	250	4,865
Nutraceutical International Corp.	100	1,654

		19,208

Pharmaceuticals - 0.64%
BioDelivery Sciences International, Inc.*+	300	1,293
Endocyte, Inc.*	300	2,694

49	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Nektar Therapeutics*	1,050	$7,781
Repros Therapeutics, Inc.*+	150	2,362

		14,130

Professional Services - 1.61%
Advisory Board Co. (The)*	300	14,037
Barrett Business Services, Inc.	50	1,904
Exponent, Inc.*	100	5,583
Franklin Covey Co.*	150	1,935
GP Strategies Corp.*	150	3,098
On Assignment, Inc.*	450	9,126

		35,683

Real Estate Investment Trusts (REITs) - 6.64%
Acadia Realty Trust	450	11,286
American Assets Trust, Inc.	500	13,965
American Realty Capital
Properties, Inc.+	100	1,324
CapLease, Inc.	550	3,064
Chatham Lodging Trust	100	1,538
Chesapeake Lodging Trust	350	7,308
DCT Industrial Trust, Inc.	2,250	14,603
Hudson Pacific Properties, Inc.	400	8,424
Medical Properties Trust, Inc.	1,150	13,754
Monmouth Real Estate
Investment Corp., Class A	350	3,626
Parkway Properties, Inc.	350	4,896
Pennsylvania Real Estate
Investment Trust	450	7,938
Potlatch Corp.	350	13,716
Ramco-Gershenson
Properties Trust	400	5,324
Sabra Health Care REIT, Inc.	300	6,516
Saul Centers, Inc.	150	6,419
STAG Industrial, Inc.	350	6,290
Sunstone Hotel Investors, Inc.*	1,150	12,316
Universal Health Realty
Income Trust	100	5,061

		147,368

Real Estate Management & Development - 0.57%
AV Homes, Inc.*	100	1,422
Thomas Properties Group, Inc.	550	2,975
Zillow, Inc., Class A*+	300	8,325

		12,722

Industry Company	Shares	Value

Road & Rail - 0.45%
Celadon Group, Inc.	200	$3,614
Patriot Transportation
Holding, Inc.*	100	2,843
Saia, Inc.*	150	3,468

		9,925

Semiconductors & Semiconductor Equipment - 0.85%
Exar Corp.*	400	3,560
PDF Solutions, Inc.*	250	3,445
Pericom Semiconductor Corp.*	200	1,606
Veeco Instruments, Inc.*+	350	10,332

		18,943

Software - 2.19%
Ellie Mae, Inc.*	200	5,550
EPIQ Systems, Inc.	300	3,834
Evolving Systems, Inc.	100	596
Manhattan Associates, Inc.*	150	9,051
Pervasive Software, Inc.*	150	1,337
SS&C Technologies
Holdings, Inc.*	700	16,184
Tyler Technologies, Inc.*	250	12,110

		48,662

Specialty Retail - 3.50%
Big 5 Sporting Goods Corp.	200	2,620
Brown Shoe Co., Inc.	350	6,430
Casual Male Retail Group, Inc.*	400	1,680
Cato Corp., Class A (The)	250	6,857
Children’s Place Retail Stores, Inc. (The)*	200	8,858
Conn’s, Inc.*+	300	9,204
Destination Maternity Corp.	100	2,156
Lithia Motors, Inc., Class A	200	7,484
Lumber Liquidators
Holdings, Inc.*+	225	11,887
Stage Stores, Inc.	250	6,195
Vitamin Shoppe, Inc.*	250	14,340

		77,711

Textiles, Apparel & Luxury Goods - 1.18%
Cherokee, Inc.	50	686
Columbia Sportswear Co.+	290	15,474
Crown Crafts, Inc.	100	500
Culp, Inc.	100	1,501
G-III Apparel Group, Ltd.*	150	5,134
Perry Ellis International, Inc.	150	2,985

		26,280

www.bridgeway.com	50

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance - 2.97%
ASB Bancorp, Inc.*	50	$766
BankFinancial Corp.	200	1,484
BofI Holding, Inc.*	100	2,787
Federal Agricultural Mortgage Corp., Class C	100	3,250
First Financial Holdings, Inc.	150	1,962
Flagstar Bancorp, Inc.*	450	8,730
Flushing Financial Corp.	250	3,835
Fox Chase Bancorp, Inc.	100	1,665
Franklin Financial Corp.	100	1,658
Hingham Institution for Savings	20	1,252
Home Federal Bancorp, Inc.	100	1,243
IF Bancorp, Inc.*	50	690
Laporte Bancorp, Inc.	75	647
Malvern Bancorp, Inc.*	75	834
Meridian Interstate Bancorp, Inc.*	200	3,356
NASB Financial, Inc.*	50	1,068
Oritani Financial Corp.	400	6,128
Provident Financial Holdings, Inc.	100	1,750
Radian Group, Inc.+	1,100	6,721
Security National Financial Corp., Class A*	150	1,317
Simplicity Bancorp, Inc.	50	748
Tree.com, Inc.	100	1,803
ViewPoint Financial Group, Inc.	350	7,329
Walker & Dunlop, Inc.*	300	4,998

		66,021

Trading Companies & Distributors - 1.04%
Aceto Corp.	200	2,008
Beacon Roofing Supply, Inc.*	400	13,312
DXP Enterprises, Inc.*	100	4,907
SeaCube Container Leasing, Ltd.	150	2,827

		23,054

Water Utilities - 0.37%
American States Water Co.	150	7,197
Artesian Resources Corp., Class A	50	1,121

		8,318

Wireless Telecommunication Services - 0.14%
Shenandoah Telecommunications Co.	200	3,062

TOTAL COMMON STOCKS - 99.31%		2,204,765

(Cost $2,069,575)

Industry Company	Shares	Value
EXCHANGE TRADED FUND - 1.10%
iShares Russell 2000 Index Fund	290	$24,444

TOTAL EXCHANGE TRADED FUND - 1.10%		24,444

(Cost $23,471)

WARRANTS - 0.00%
Magnum Hunter Resources Corp.*Δ	115	—

TOTAL WARRANTS - 0.00%		—

(Cost $ — )

Rate^		Shares	Value

MONEY MARKET FUND - 0.24%
BlackRock FedFund	0.01%	5,323	5,323

TOTAL MONEY MARKET FUND - 0.24%			5,323

(Cost $5,323)

TOTAL INVESTMENTS - 100.65%			$2,234,532
(Cost $2,098,369)
Liabilities in Excess of Other Assets - (0.65%)			(14,365)

NET ASSETS - 100.00%			$2,220,167

*	Non-income producing security.
^	Rate disclosed as of December 31, 2012.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan at December 31, 2012. Total loaned securities had a value of $201,502 at December 31, 2012.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2012 is as follows (See Note 2 in Notes to Financial Statements):

		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,204,765	$ —	$ —	$2,204,765
Exchange Traded Fund	24,444	—	—	24,444
Warrants	—	—	—	—
Money Market Fund	—	5,323	—	5,323

TOTAL	$2,229,209	$5,323	$ —	$2,234,532

See Notes to Financial Statements.

51	Semi-Annual Report | December 31, 2012 (Unaudited)

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited)

(Unaudited)

December 31, 2012

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended December 31, 2012, our Fund was down 2.33%, trailing our primary market benchmark, the Russell 2000 Growth Index (+0.45%), and our peer benchmark, the Lipper Small-Cap Growth Funds Index (+0.12%). It was a poor quarter on an absolute and relative basis, and we are not pleased.

For the six-month “semi-annual” period ending December 31, 2012, our Fund was up 4.56%, trailing our primary market benchmark, the Russell 2000 Growth Index (+5.31%), and our peer benchmark, the Lipper Small-Cap Growth Funds Index (+5.51%).

For the calendar year, our Fund was up 11.05%, trailing both of our benchmarks.

The table below presents our December quarter, six-month, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2012

				Annualized
	Quarter	6 Months	1 Year	5 Years	Since Inception (10/31/03)

Small-Cap Growth Fund	-2.33%	4.56%	11.05%	-4.31%	2.22%
Russell 2000 Growth Index	0.45%	5.31%	14.59%	3.49%	6.48%
Lipper Small-Cap Growth Funds Index	0.12%	5.51%	14.95%	2.09%	5.37%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2012, Small-Cap Growth Fund ranked 384th of 526 small-cap growth funds for the twelve-month period ended December 31, 2012, 409th of 412 over the last five years and 282nd of 286 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	52

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Small-Cap Growth Fund vs. Russell 2000 Growth Index & Lipper Small-Cap Growth Funds Index

from Inception 10/31/03 to 12/31/12

Detailed Explanation of Quarterly Performance

The Short Version: Almost all of our models performed poorly for the quarter, led by our growth models. Stock selection in the Consumer Discretionary and Information Technology sectors hurt our returns the most.

All categories of our models underperformed for the quarter ended December 31, 2012. Our growth models comprised 39% of our net assets and those stocks returned an average of -3.75%. Seven of the ten worst contributors came from the Consumer Discretionary and Information Technology sectors, most of which were picked by the growth models, costing us almost three percent in absolute returns.

Detailed Explanation of Calendar Year Performance

The Short Version: Most of our underperformance for the year came in the fourth quarter.

As described above, two and three-fourths percent of our roughly three and one-half percent of underperformance came during the fourth quarter. For the calendar year, four sectors — Health Care, Industrials, Financials and Information Technology — hurt our relative returns to the tune of three and one-half percent.

53	Semi-Annual Report | December 31, 2012 (Unaudited)

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2012

Rank	Description	Industry	% of Net Assets
1	DXP Enterprises, Inc.	Trading Companies & Distributors	2.6%
2	United Rentals, Inc.	Trading Companies & Distributors	2.5%
3	OSI Systems, Inc.	Electronic Equipment, Instruments & Components	2.4%
4	Credit Acceptance Corp.	Consumer Finance	2.3%
5	Computer Task Group, Inc.	IT Services	2.3%
6	American Vanguard Corp.	Chemicals	2.2%
7	Trimas Corp.	Machinery	2.2%
8	Lumber Liquidators Holdings, Inc.	Specialty Retail	2.1%
9	Smart Balance, Inc.	Food Products	2.0%
10	Cirrus Logic, Inc.	Semiconductors & Semiconductor Equipment	2.0%
	Total		22.6%

Industry Sector Representation as of December 31, 2012

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Consumer Discretionary	23.2%	16.2%	7.0%
Consumer Staples	8.2%	4.6%	3.6%
Energy	3.3%	5.7%	-2.4%
Financials	4.8%	7.8%	-3.0%
Health Care	12.1%	20.3%	-8.2%
Industrials	25.9%	18.0%	7.9%
Information Technology	18.4%	21.5%	-3.1%
Materials	3.6%	4.8%	-1.2%
Telecommunication Services	0.0%	0.8%	-0.8%
Utilities	0.0%	0.3%	-0.3%
Cash & Other Assets	0.5%	0.0%	0.5%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	54

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

55	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Small-Cap Growth Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 99.86%
Aerospace & Defense - 3.73%
Astronics Corp.*	9,800	$224,224
Astronics Corp., Class B*	1,470	31,899
GenCorp, Inc.*+	39,200	358,680
Triumph Group, Inc.	6,400	417,920

		1,032,723

Air Freight & Logistics - 3.17%
Echo Global Logistics, Inc.*	19,700	354,009
Park-Ohio Holdings Corp.*	24,600	524,226

		878,235

Airlines - 2.64%
Hawaiian Holdings, Inc.*#	51,000	335,070
US Airways Group, Inc.*	29,200	394,200

		729,270

Building Products - 1.07%
American Woodmark Corp.*	10,600	294,892

Chemicals - 3.29%
American Vanguard Corp.	19,300	599,651
Landec Corp.*	32,600	309,374

		909,025

Commercial Banks - 1.44%
Taylor Capital Group, Inc.*+	22,100	398,905

Commercial Services & Supplies - 2.39%
Ceco Environmental Corp.	36,100	359,195
EnergySolutions, Inc.*	96,600	301,392

		660,587

Computers & Peripherals - 1.48%
Cray, Inc.*	25,700	409,915

Consumer Finance - 2.35%
Credit Acceptance Corp.*	6,400	650,752

Containers & Packaging - 1.13%
AEP Industries, Inc.*	5,300	313,919

Diversified Consumer Services - 1.38%
Grand Canyon Education, Inc.*	16,300	382,561

Electronic Equipment, Instruments & Components - 4.64%
Insight Enterprises, Inc.*	23,600	409,932
OSI Systems, Inc.*	10,600	678,824

Industry Company	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Viasystems Group, Inc.*	15,900	$193,980

		1,282,736

Energy Equipment & Services - 1.58%
Global Geophysical Services, Inc.*	41,900	161,315
Pioneer Energy Services Corp.*	38,100	276,606

		437,921

Food & Staples Retailing - 1.16%
Susser Holdings Corp.*	9,300	320,757

Food Products - 3.95%
Hain Celestial Group, Inc. (The)*	10,000	542,200
Smart Balance, Inc.*	42,700	550,830

		1,093,030

Health Care Equipment & Supplies - 2.82%
Integra LifeSciences Holdings Corp.*	8,900	346,833
Orthofix International N.V.*	11,000	432,630

		779,463

Health Care Providers & Services - 7.72%
AMN Healthcare Services, Inc.*	32,700	377,685
Bio-Reference Labs, Inc.*+	15,500	444,695
Ensign Group, Inc. (The)	14,300	388,817
HealthSouth Corp.*	13,900	293,429
MWI Veterinary Supply, Inc.*	2,800	308,000
Team Health Holdings, Inc.*	11,300	325,101

		2,137,727

Hotels, Restaurants & Leisure - 5.00%
Cheesecake Factory, Inc. (The)	12,600	412,272
Cracker Barrel Old Country Store, Inc.	5,100	327,726
Krispy Kreme Doughnuts, Inc.*	31,700	297,346
Papa John’s International, Inc.*	6,300	346,122

		1,383,466

www.bridgeway.com	56

Bridgeway Small-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Industrial Conglomerates - 1.59%
Standex International Corp.	8,600	$441,094

Insurance - 1.07%
First American Financial Corp.	12,300	296,307

Internet & Catalog Retail - 1.01%
Overstock.com, Inc.*+	19,600	280,476

Internet Software & Services - 1.45%
j2 Global, Inc.	13,100	400,598

IT Services - 7.55%
CACI International, Inc., Class A*	7,700	423,731
Computer Task Group, Inc.*	34,600	630,758
Hackett Group, Inc. (The)	66,100	282,908
Heartland Payment Systems, Inc.	16,100	474,950
PRGX Global, Inc.*	43,000	277,350

		2,089,697

Leisure Equipment & Products - 5.33%
Arctic Cat, Inc.*	7,300	243,747
LeapFrog Enterprises, Inc.*	38,200	329,666
Smith & Wesson Holding Corp.*+	49,100	414,404
Sturm Ruger & Co., Inc.+	10,700	485,780

		1,473,597

Life Sciences Tools & Services - 1.60%
Cambrex Corp.*	39,000	443,820

Machinery - 2.16%
Trimas Corp.*	21,400	598,344

Media - 1.24%
Sinclair Broadcast Group, Inc., Class A	27,100	342,002

Oil, Gas & Consumable Fuels - 1.73%
Adams Resources & Energy, Inc.	9,800	343,686
Westmoreland Coal Co.*	14,400	134,496

		478,182

Paper & Forest Products - 1.32%
Neenah Paper, Inc.	12,800	364,416

Personal Products - 0.98%
USANA Health Sciences, Inc.*+	8,200	270,026

Professional Services - 3.12%
GP Strategies Corp.*	20,800	429,520

Industry Company	Shares	Value
Professional Services (continued)
On Assignment, Inc.*	21,400	$433,992

		863,512

Semiconductors & Semiconductor Equipment - 1.99%
Cirrus Logic, Inc.*	19,000	550,430

Software - 1.33%
ePlus, Inc.	8,900	367,926

Specialty Retail - 8.22%
Cabela’s, Inc.*	6,700	279,725
Genesco, Inc.*	6,200	341,000
Lumber Liquidators Holdings, Inc.*	11,000	581,130
Pier 1 Imports, Inc.	19,200	384,000
Sally Beauty Holdings, Inc.*	12,100	285,197
Select Comfort Corp.*	11,400	298,338
Zumiez, Inc.*+	5,500	106,755

		2,276,145

Textiles, Apparel & Luxury Goods - 1.06%
Movado Group, Inc.	9,600	294,528
Trading Companies & Distributors - 6.17%
DXP Enterprises, Inc.*	14,900	731,143
H&E Equipment Services, Inc.	18,300	275,781
United Rentals, Inc.*	15,400	701,008

		1,707,932

TOTAL COMMON STOCKS - 99.86%		27,634,916

(Cost $ 24,747,382)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.28%
BlackRock FedFund	0.01%	77,543	77,543

TOTAL MONEY MARKET FUND - 0.28%			77,543

(Cost $ 77,543)

TOTAL INVESTMENTS - 100.14%			$27,712,459
(Cost $ 24,824,925)
Liabilities in Excess of Other Assets - (0.14%)			(37,846)

NET ASSETS - 100.00%			$27,674,613

*	Non-income producing security.
#	Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $335,070.
^	Rate disclosed as of December 31, 2012.
+	This security or a portion of the security is out on loan at December 31, 2012. Total loaned securities had a value of $2,737,291 at December 31, 2012.

57	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Small-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2012 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$27,634,916	$ —	$ —	$27,634,916
Money Market Fund	—	77,543	—	77,543

TOTAL	$27,634,916	$77,543	$ —	$27,712,459

Other Financial Instruments**
Swaps	$ —	$ 794	$ —	$ 794

TOTAL	$ —	$ 794	$ —	$ 794

** Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

See Notes to Financial Statements.

www.bridgeway.com	58

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

(Unaudited)

December 31, 2012

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2012, our Fund was up 2.66%, trailing our primary market benchmark, the Russell 2000 Value Index (+3.22%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (+4.01%). It was a poor quarter on a relative basis, and we are not pleased.

For the six-month “semi-annual” period ending December 31, 2012, our Fund returned 11.11%, beating our primary market benchmark, the Russell 2000 Value Index (+9.07%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (+8.93%). The third quarter returns more than made up for our poor performing fourth quarter.

For the calendar year, our Fund appreciated 20.99%, beating the Russell 2000 Value Index (+18.05%), and the Lipper Small-Cap Value Funds Index (+15.56%). It was a good year for the Fund, but we are still making up ground in the longer five-year and inception-to-date periods for particularly poor performance in 2008.

The table below presents our December quarter, six-month, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2012

				Annualized
	Quarter	6 Months	1 Year	5 Years	Since Inception (10/31/03)

Small-Cap Value Fund	2.66%	11.11%	20.99%	-0.30%	5.97%
Russell 2000 Value Index	3.22%	9.07%	18.05%	3.55%	6.79%
Lipper Small-Cap Value Funds Index	4.01%	8.93%	15.56%	4.33%	7.48%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2012, Small-Cap Value Fund ranked 32nd of 293 small-cap value funds for the twelve-month period ended December 31, 2012, 200th of 202 over the last five years and 106th of 122 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

59	Semi-Annual Report | December 31, 2012 (Unaudited)

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Small-Cap Value Fund vs. Russell 2000 Value Index & Lipper Small-Cap Value Funds Index

from Inception 10/31/03 to 12/31/12

Detailed Explanation of Quarterly Performance

The Short Version: December was a bad month for most of our models in relative performance.

While our diversifying models that look at company financial health fared very well for the quarter, our value and our other diversifying models performed poorly. The sectors that were affected most by model stock selection were Materials, Information Technology and Financials. Our best stock picks came in the Consumer Discretionary sector.

Detailed Explanation of Calendar Year Performance

The Short Version: Consumer Discretionary stocks provided most of our outperformance for the calendar year, while the Financials and Industrials were a drag on our relative returns.

Stock selection in the Consumer Discretionary and Materials sectors provided over three and three-fourths percent of relative outperformance for the calendar year. Six of the Fund’s ten best contributing stocks came from those two sectors; they provided almost six and one-half percent of absolute returns. The six worst contributing stocks came from the Financials and Industrials sectors, costing the Fund two percent of absolute returns. Our diversifying models performed particularly well for the overall calendar year.

www.bridgeway.com	60

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2012

Rank	Description	Industry	% of Net Assets
1	PH Glatfelter Co.	Paper & Forest Products	1.9%
2	First Industrial Realty Trust, Inc.	Real Estate Investment Trusts (REITs)	1.6%
3	Insight Enterprises, Inc.	Electronic Equipment, Instruments & Components	1.5%
4	Retail Opportunity Investments Corp.	Real Estate Investment Trusts (REITs)	1.5%
5	American Vanguard Corp.	Chemicals	1.5%
6	Sinclair Broadcast Group, Inc.	Media	1.4%
7	M/I Homes, Inc.	Household Durables	1.4%
8	NACCO Industries, Inc.	Household Durables	1.3%
9	Conn’s, Inc.	Specialty Retail	1.3%
10	BioMed Realty Trust, Inc.	Real Estate Investment Trusts (REITs)	1.3%
	Total		14.7%

Industry Sector Representation as of December 31, 2012

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	17.6%	11.9%	5.7%
Consumer Staples	4.4%	2.5%	1.9%
Energy	7.6%	6.4%	1.2%
Financials	33.6%	37.0%	-3.4%
Health Care	5.9%	4.4%	1.5%
Industrials	15.5%	13.1%	2.4%
Information Technology	5.5%	12.1%	-6.6%
Materials	5.7%	5.8%	-0.1%
Telecommunication Services	0.8%	0.6%	0.2%
Utilities	3.4%	6.2%	-2.8%
Cash & Other Assets	0.0%	0.0%	0.0%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

61	Semi-Annual Report | December 31, 2012 (Unaudited)

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	62

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 100.92%
Aerospace & Defense - 2.94%
Cubic Corp.	14,500	$695,565
GenCorp, Inc.*+	85,900	785,985
Triumph Group, Inc.	12,500	816,250

		2,297,800

Airlines - 2.57%
Hawaiian Holdings, Inc.*	122,000	801,540
Republic Airways Holdings, Inc.*	93,200	529,376
US Airways Group, Inc.*	50,200	677,700

		2,008,616

Auto Components - 0.52%
Standard Motor Products, Inc.	18,200	404,404

Biotechnology - 1.00%
Maxygen, Inc.	45,600	112,176
PDL BioPharma, Inc.+	94,400	665,520

		777,696

Building Products - 1.92%
American Woodmark Corp.*	28,900	803,998
NCI Building Systems, Inc.*	50,000	695,000

		1,498,998

Capital Markets - 2.81%
Arlington Asset Investment Corp., Class A	32,700	679,179
Calamos Asset Management, Inc., Class A	34,100	360,437
Fidus Investment Corp.	17,900	294,455
Fifth Street Finance Corp.	82,700	861,734

		2,195,805

Chemicals - 2.32%
American Vanguard Corp.	37,100	1,152,697
Landec Corp.*	69,400	658,606

		1,811,303

Commercial Banks - 5.67%
Bancorp, Inc. (The)*	47,200	517,784
City Holding Co.+	16,900	588,965
Community Bank System, Inc.	30,500	834,480
FNB Corp.	33,300	353,646
Heritage Financial Corp.	13,900	204,191
Merchants Bancshares, Inc.	11,500	307,855
OmniAmerican Bancorp, Inc.*	9,500	219,735

Industry Company	Shares	Value

Commercial Banks (continued)
Renasant Corp.	20,300	$388,542
Taylor Capital Group, Inc.*+	30,000	541,500
Wintrust Financial Corp.	12,800	469,760

		4,426,458

Commercial Services & Supplies - 1.59%
Cenveo, Inc.*+	163,400	441,180
EnergySolutions, Inc.*	257,700	804,024

		1,245,204

Communications Equipment - 0.42%
Symmetricom, Inc.*	57,200	330,044

Containers & Packaging - 0.83%
Myers Industries, Inc.	43,000	651,450

Diversified Financial Services - 0.64%
Interactive Brokers Group, Inc., Class A	36,400	497,952

Diversified Telecommunication Services - 0.84%
Vonage Holdings Corp.*	277,700	658,149

Electric Utilities - 3.78%
El Paso Electric Co.	31,500	1,005,165
MGE Energy, Inc.	14,900	759,155
Otter Tail Corp.	33,100	827,500
Unitil Corp.	13,900	360,288

		2,952,108

Electronic Equipment, Instruments & Components - 1.50%
Insight Enterprises, Inc.*	67,400	1,170,738

Energy Equipment & Services - 2.91%
Bristow Group, Inc.	15,700	842,462
Helix Energy Solutions Group, Inc.*	42,900	885,456
Pioneer Energy Services Corp.*	75,100	545,226

		2,273,144

Food & Staples Retailing - 2.63%
Nash Finch Co.	23,100	491,568
Pantry, Inc. (The)*	31,900	386,947
Susser Holdings Corp.*	16,300	562,187
Weis Markets, Inc.	15,600	611,052

		2,051,754

Food Products - 1.83%
Cal-Maine Foods, Inc.	16,200	651,564

63	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Food Products (continued)
Smart Balance, Inc.*	60,500	$780,450

		1,432,014

Gas Utilities - 0.85%
Laclede Group, Inc. (The)	17,100	660,231

Health Care Providers & Services - 4.04%
AMN Healthcare Services, Inc.*	79,500	918,225
Kindred Healthcare, Inc.*	67,100	726,022
Select Medical Holdings Corp.	47,700	449,811
Skilled Healthcare Group, Inc., Class A*	90,300	575,211
Triple-S Management Corp., Class B*	26,100	482,067

		3,151,336

Hotels, Restaurants & Leisure - 0.71%
Town Sports International Holdings, Inc.	51,900	552,735

Household Durables - 5.81%
Hovnanian Enterprises, Inc., Class A*+	134,900	944,300
M/I Homes, Inc.*	40,800	1,081,200
Meritage Homes Corp.*	18,800	702,180
NACCO Industries, Inc., Class A	17,500	1,062,075
Ryland Group, Inc. (The)	20,400	744,600

		4,534,355

Industrial Conglomerates - 0.77%
Standex International Corp.	11,800	605,222

Insurance - 9.41%
Argo Group International Holdings, Ltd.	23,200	779,288
First American Financial Corp.	32,500	782,925
Homeowners Choice, Inc.+	32,500	675,675
Platinum Underwriters Holdings, Ltd.	17,200	791,200
Primerica, Inc.	30,100	903,301
ProAssurance Corp.	15,200	641,288
RLI Corp.	10,300	665,998
Stewart Information Services Corp.	18,500	481,000
Symetra Financial Corp.	61,800	802,164
United Fire Group, Inc.	20,200	441,168
Universal Insurance Holdings, Inc.	87,491	383,210

		7,347,217

Industry Company	Shares	Value

Internet Software & Services - 1.05%
j2 Global, Inc.	26,800	$819,544

IT Services - 1.76%
CACI International, Inc., Class A*	15,800	869,474
Unisys Corp.*	29,000	501,700

		1,371,174

Leisure Equipment & Products - 0.55%
Arctic Cat, Inc.*	12,800	427,392

Life Sciences Tools & Services - 0.91%
Cambrex Corp.*	62,600	712,388

Media - 2.50%
LIN TV Corp., Class A*	112,300	845,619
Sinclair Broadcast Group, Inc., Class A#	87,600	1,105,512

		1,951,131

Multiline Retail - 1.03%
Dillard’s, Inc., Class A	9,600	804,192

Oil, Gas & Consumable Fuels - 2.71%
Cloud Peak Energy, Inc.*	45,100	871,783
Swift Energy Co.*	13,500	207,765
Western Refining, Inc.	27,000	761,130
Westmoreland Coal Co.*	29,300	273,662

		2,114,340

Paper & Forest Products - 2.60%
Neenah Paper, Inc.	18,800	535,236
PH Glatfelter Co.	85,600	1,496,288

		2,031,524

Professional Services - 0.36%
CBIZ, Inc.*	47,900	283,089

Real Estate Investment Trusts (REITs) - 11.93%
Agree Realty Corp.	21,400	573,306
ARMOUR Residential REIT, Inc.	59,300	383,671
BioMed Realty Trust, Inc.	53,900	1,041,887
Education Realty Trust, Inc.	59,000	627,760
First Industrial Realty Trust, Inc.*	89,100	1,254,528
Gramercy Capital Corp.*	225,300	662,382
iStar Financial, Inc.*+	81,300	662,595
MPG Office Trust, Inc.*	172,700	531,916
National Retail Properties, Inc.	25,600	798,720
One Liberty Properties, Inc.	11,800	239,422

www.bridgeway.com	64

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (REITs) (continued)
Retail Opportunity Investments Corp.+	91,000	$1,170,260
Sabra Health Care REIT, Inc.	27,400	595,128
Weingarten Realty Investors	28,840	772,047

		9,313,622

Road & Rail - 3.08%
Amerco, Inc.	7,200	913,032
Heartland Express, Inc.	48,900	639,123
Saia, Inc.*	36,900	853,128

		2,405,283

Semiconductors & Semiconductor Equipment - 0.78%
Amkor Technology, Inc.*+	143,000	607,750

Specialty Retail - 8.00%
Brown Shoe Co., Inc.	51,500	946,055
Cabela’s, Inc.*	19,600	818,300
Conn’s, Inc.*+	34,200	1,049,256
Genesco, Inc.*	14,700	808,500
Men’s Wearhouse, Inc. (The)	24,700	769,652
OfficeMax, Inc.	104,800	1,022,848
Penske Automotive Group, Inc.	27,500	827,475

		6,242,086

Thrifts & Mortgage Finance - 3.44%
Brookline Bancorp, Inc.	81,000	688,500
Franklin Financial Corp.	12,800	212,224
Northwest Bancshares, Inc.	74,600	905,644
Oritani Financial Corp.	30,900	473,388
Rockville Financial, Inc.	31,500	406,350

		2,686,106

Trading Companies & Distributors - 1.06%
United Rentals, Inc.*	18,100	823,912

Water Utilities - 0.85%
American States Water Co.	13,800	662,124

TOTAL COMMON STOCKS - 100.92%		78,790,390

(Cost $70,288,051)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.01%
BlackRock FedFund	0.01%	6,537	$6,537

TOTAL MONEY MARKET FUND - 0.01%			6,537

(Cost $6,537)

Total Investments - 100.93%			$78,796,927
(Cost $70,294,588)
Liabilities in Excess of Other Assets - (0.93%)			(726,388)

NET ASSETS - 100.00%			$78,070,539

*	Non-income producing security.
#	Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $378,600.
^	Rate disclosed as of December 31, 2012.
+	This security or a portion of the security is out on loan at December 31, 2012. Total loaned securities had a value of $7,322,072 at December 31, 2012.

Summary of inputs used to value the Fund’s investments as of 12/31/2012 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$78,790,390	$—	$—	$78,790,390
Money Market Fund	—	6,537	—	6,537

TOTAL	$78,790,390	$6,537	$—	$78,796,927

See Notes to Financial Statements

65	Semi-Annual Report | December 31, 2012 (Unaudited)

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited)

(Unaudited)

December 31, 2012

Dear Fellow Large-Cap Growth Fund Shareholder,

For the quarter ended December 31, 2012, our Fund returned 0.95%, beating our primary market benchmark, the Russell 1000 Growth Index (-1.32%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (-0.79%).

For the six-month “semi-annual” period ending December 31, 2012, our Fund was up 6.71%, outperforming our primary market benchmark, the Russell 1000 Growth Index (+4.71%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (+5.62%).

For the calendar year, our Fund was up 16.21%, beating our primary market benchmark, the Russell 1000 Growth Index (+15.26%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (+15.92%). It was a good year for the Fund on an absolute and relative basis, but we are still making up ground in the longer five year and inception-to-date periods for particularly poor performance in 2008.

The table below presents our December quarter, six-month, one-year, five-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2012
				Annualized
	Quarter	6 Months	1 Year	5 Years	Since Inception (10/31/03)
Large-Cap Growth Fund	0.95%	6.71%	16.21%	-0.50%	4.30%
Russell 1000 Growth Index	-1.32%	4.71%	15.26%	3.12%	5.71%
Lipper Large-Cap Growth Funds Index	-0.79%	5.62%	15.92%	1.01%	4.67%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 1000 Growth Index is an unmanaged index that consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Funds Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2012, Large-Cap Growth Fund ranked 213th of 531 large-cap growth funds for the twelve-month period ended December 31, 2012, 267th of 387 over the last five years and 215th of 268 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	66

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Large-Cap Growth Fund vs. Russell 1000 Growth Index & Lipper Large-Cap Growth Funds Index

from Inception 10/31/03 to 12/31/12

Detailed Explanation of Quarterly Performance

The Short Version: Less exposure to mega-cap stocks worked in our favor for the quarter.

The non market-cap weighting design of the Fund, which gives it less exposure to the largest stocks that were the poorest performers, helped our relative returns by one and three-fourths percent. Our growth and value models, which made up 64% of assets in the Fund, had positive returns for the quarter, going against the grain of our market benchmark. We were underweighted in the Information Technology sector and, combined with solid stock selection in that sector, added almost one and one-half percent to our relative returns versus the Russell 1000 Growth Index. Our best returns came from the Energy sector, which made up less than four and one-half percent of the Fund, but still added one-half percent to the relative returns.

Detailed Explanation of Calender Year Performance

The Short Version: The fourth quarter provided all of our outperformance for the calendar year.

The strong performance in the fourth quarter brought us from negative to positive in relative returns for the calendar year. More exposure to mid-cap stocks and less exposure to mega-cap stocks helped somewhat, as mid-caps performed slightly better as a whole. Information Technology and Consumer Discretionary stocks added the most to our returns (eight percent) for the calendar year. Industrial stocks were our worst performers and cost us one and one-fourth percent in relative returns.

67	Semi-Annual Report | December 31, 2012 (Unaudited)

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2012

Rank Description		Industry	% of Net Assets
1	Apple, Inc.	Computers & Peripherals	3.3%
2	Regeneron Pharmaceuticals, Inc.	Biotechnology	2.6%
3	International Business Machines Corp.	IT Services	2.3%
4	tw telecom, inc.	Diversified Telecommunication Services	2.2%
5	Mastercard, Inc.	IT Services	2.1%
6	Amgen, Inc.	Biotechnology	2.0%
7	Sherwin-Williams Co. (The)	Chemicals	2.0%
8	Western Digital Corp.	Computers & Peripherals	1.8%
9	Alliance Data Systems Corp.	IT Services	1.7%
10	Accenture PLC	IT Services	1.7%
	Total		21.7%

Industry Sector Representation as of December 31, 2012

	% of Net Assets	% of Russell 1000 Growth Index	Difference
Consumer Discretionary	22.0%	16.7%	5.3%
Consumer Staples	11.1%	12.5%	-1.4%
Energy	4.0%	4.0%	0.0%
Financials	5.3%	4.6%	0.7%
Health Care	12.2%	12.0%	0.2%
Industrials	10.0%	12.7%	-2.7%
Information Technology	24.5%	30.9%	-6.4%
Materials	7.8%	4.1%	3.7%
Telecommunication Services	3.1%	2.3%	0.8%
Utilities	0.0%	0.2%	-0.2%
Cash & Other Assets	0.0%	0.0%	0.0%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	68

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 100.17%

Aerospace & Defense - 2.85%
Boeing Co. (The)	5,900	$444,624
Precision Castparts Corp.	2,300	435,666
Textron, Inc.	15,900	394,161

		1,274,451

Airlines - 2.16%
Southwest Airlines Co.	43,300	443,392
United Continental Holdings, Inc.*	22,300	521,374

		964,766

Auto Components - 1.23%
Delphi Automotive PLC*	14,400	550,800

Automobiles - 1.22%
Ford Motor Co.	42,100	545,195

Beverages - 2.60%
Brown-Forman Corp., Class B	4,500	284,625
Coca-Cola Co. (The)	13,200	478,500
Monster Beverage Corp.*	7,500	396,600

		1,159,725

Biotechnology - 6.85%
Amgen, Inc.	10,600	914,992
Celgene Corp.*	6,400	503,808
Regeneron Pharmaceuticals, Inc.*	6,700	1,146,169
United Therapeutics Corp.*	9,200	491,464

		3,056,433

Chemicals - 6.61%
CF Industries Holdings, Inc.	2,200	446,952
Rockwood Holdings, Inc.	10,200	504,492
Sherwin-Williams Co. (The)	5,800	892,156
Valspar Corp.	8,700	542,880
Westlake Chemical Corp.+	7,100	563,030

		2,949,510

Commercial Services & Supplies - 0.76%
Cintas Corp.	8,300	339,470

Computers & Peripherals - 6.96%
Apple, Inc.#	2,800	1,492,484
Dell, Inc.	21,600	218,808
Seagate Technology PLC	18,800	573,024
Western Digital Corp.	19,400	824,306

		3,108,622

Consumer Finance - 0.98%
Discover Financial Services	11,300	435,615

Industry Company	Shares	Value

Diversified Consumer Services - 0.67%
H&R Block, Inc.	16,100	$298,977

Diversified Financial Services - 1.05%
Moody’s Corp.	9,300	467,976

Diversified Telecommunication Services - 3.07%
tw telecom, inc.*	38,100	970,407
Verizon Communications, Inc.	9,300	402,411

		1,372,818

Food & Staples Retailing - 3.16%
Costco Wholesale Corp.	4,700	464,219
Wal-Mart Stores, Inc.	6,800	463,964
Whole Foods Market, Inc.	5,300	484,049

		1,412,232

Food Products - 0.89%
General Mills, Inc.	9,800	396,018

Health Care Providers & Services - 3.35%
DaVita HealthCare Partners, Inc.*	4,200	464,226
HCA Holdings, Inc.	17,200	518,924
McKesson Corp.	5,300	513,888

		1,497,038

Hotels, Restaurants & Leisure - 3.89%
Chipotle Mexican Grill, Inc.*	1,200	356,952
McDonald’s Corp.	5,000	441,050
Starbucks Corp.	8,900	477,218
Wynn Resorts, Ltd.	4,100	461,209

		1,736,429

Household Products - 4.11%
Church & Dwight Co., Inc.	9,400	503,558
Colgate-Palmolive Co.	4,300	449,522
Kimberly-Clark Corp.	5,300	447,479
Procter & Gamble Co. (The)	6,400	434,496

		1,835,055

Insurance - 1.05%
Arch Capital Group, Ltd.*	10,700	471,014

Internet Software & Services - 1.50%
Google, Inc., Class A*	200	141,874
Rackspace Hosting, Inc.*	7,100	527,317

		669,191

IT Services - 11.26%
Accenture PLC, Class A	11,400	758,100

69	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
IT Services (continued)
Alliance Data Systems Corp.*	5,300	$767,228
International Business Machines Corp.	5,400	1,034,370
Mastercard, Inc., Class A	1,900	933,432
NeuStar, Inc., Class A*	10,300	431,879
Visa, Inc., Class A	4,100	621,478
Western Union Co. (The)	35,400	481,794

		5,028,281

Leisure Equipment & Products - 0.83%
Polaris Industries, Inc.	4,400	370,260

Machinery - 1.01%
Snap-on, Inc.	5,700	450,243

Media - 1.67%
Comcast Corp., Class A	20,000	747,600

Metals & Mining - 0.44%
Cliffs Natural Resources, Inc.+	5,100	196,656

Multiline Retail - 2.53%
Dollar General Corp.*	8,300	365,947
Dollar Tree, Inc.*	6,400	259,584
Macy’s, Inc.	12,900	503,358

		1,128,889

Oil, Gas & Consumable Fuels - 4.00%
Chevron Corp.	3,400	367,676
Denbury Resources, Inc.*	24,300	393,660
HollyFrontier Corp.	10,600	493,430
Marathon Petroleum Corp.	8,400	529,200

		1,783,966

Personal Products - 0.40%
Herbalife, Ltd.+	5,400	177,876

Pharmaceuticals - 2.08%
Abbott Laboratories	6,900	451,950
Allergan, Inc.	5,200	476,996

		928,946

Real Estate Investment Trusts (REITs) - 2.20%
American Tower Corp.	6,800	525,436
Weyerhaeuser Co.	16,500	459,030

		984,466

Road & Rail - 0.98%
CSX Corp.	22,200	438,006

Industry Company	Shares	Value

Semiconductors & Semiconductor Equipment - 1.62%
Intel Corp.	9,100	$ 187,733
Xilinx, Inc.	14,900	534,910

		722,643

Software - 3.20%
Microsoft Corp.	7,700	205,821
NetSuite, Inc.*	7,000	471,100
Oracle Corp.	22,600	753,032

		1,429,953

Specialty Retail - 9.31%
AutoZone, Inc.*	1,100	389,873
Gap, Inc. (The)	14,200	440,768
Home Depot, Inc. (The)	11,000	680,350
Limited Brands, Inc.	6,900	324,714
PetSmart, Inc.	3,700	252,858
Ross Stores, Inc.	7,800	422,370
Sally Beauty Holdings, Inc.*	15,900	374,763
TJX Cos., Inc.	11,400	483,930
Tractor Supply Co.	3,800	335,768
Ulta Salon Cosmetics & Fragrance, Inc.	4,600	451,996

		4,157,390

Textiles, Apparel & Luxury Goods - 1.88%
Hanesbrands, Inc.*	9,800	351,036
PVH Corp.	4,400	488,444

		839,480

Trading Companies & Distributors - 1.80%
Fastenal Co.	7,200	336,168
W.W. Grainger, Inc.	2,300	465,451

		801,619

TOTAL COMMON STOCKS - 100.17%		44,727,609

(Cost $37,867,578)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.02%
BlackRock FedFund	0.01%	7,396	7,396

TOTAL MONEY MARKET FUND - 0.02%			7,396

(Cost $7,396)

www.bridgeway.com	70

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Value
TOTAL INVESTMENTS - 100.19%	$44,735,005
(Cost $37,874,974)
Liabilities in Excess of Other Assets - (0.19%)	(83,638)

NET ASSETS - 100.00%	$44,651,367

*        Non-income producing security.

#       Securities, or a portion thereof, segregated to cover the Fund’s potential obligation under swap agreements. The total value of segregated assets is $426,424.

^       Rate disclosed as of December 31, 2012.

+       This security or a portion of the security is out on loan at December 31, 2012. Total loaned securities had a value of $937,562 at December 31, 2012.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2012 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$44,727,609	$—	$—	$44,727,609
Money Market Fund	—	7,396	—	7,396

TOTAL	$44,727,609	$7,396	$—	$44,735,005

See Notes to Financial Statements.

71	Semi-Annual Report | December 31, 2012 (Unaudited)

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited)

(Unaudited)

December 31, 2012

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the December quarter, our Fund was down 1.41%, trailing our primary market benchmark, the S&P 500 Index

(-0.38%), our peer benchmark, the Lipper Large-Cap Core Funds Index (+0.82%), and the Bridgeway Ultra-Large 35 Index (-1.31%). We did outperform the Russell Top 50 Mega Cap Index (-3.16%). We performed exactly as expected in a market where the largest companies were the worst performers among all large-cap companies.

For the six-month “semi-annual” period ending December 31, 2012, our Fund returned 4.76%, trailing our primary market benchmark, the S&P 500 Index (+5.95%), and our peer benchmark, the Lipper Large-Cap Core Funds Index (+6.74%). We had a virtual tie with the Bridgeway Ultra-Large 35 Index (+4.76%), but we did outperform the Russell Top 50 Mega Cap Index (+3.82%). The market for the six-month period was the same as for the quarter, the largest caps underperformed, and the results were the same.

For the calendar year, our Fund was up 15.20%, slightly trailing all of our benchmarks, the S&P 500 Index (+16.00%), the Lipper Large-Cap Core Funds Index (+15.32%), the Bridgeway Ultra-Large 35 Index (+15.47%) and the Russell Top 50 Mega Cap Index (+15.65%).

The table below presents our December quarter, six-month, one-year, five-year, ten-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2012

					Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (7/31/97)

Blue Chip 35 Index Fund	-1.41%	4.76%	15.20%	2.11%	6.26%	4.95%
S&P 500 Index	-0.38%	5.95%	16.00%	1.66%	7.10%	4.51%
Russell Top 50 Mega Cap Index	-3.16%	3.82%	15.65%	1.03%	5.55%	3.36%
Bridgeway Ultra-Large 35 Index	-1.31%	4.76%	15.47%	2.41%	6.45%	5.13%
Lipper Large-Cap Core Funds Index	0.82%	6.74%	15.32%	0.97%	6.13%	3.80%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Bridgeway Ultra-Large 35 Index is an index comprised of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2012, Blue Chip 35 Index Fund ranked 489th of 941 large-cap core funds for the twelve months ending December 31, 2012, 133rd of 753 over the last five years, 278th of 491 over the last ten years, and 53rd of 219 since inception in July, 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	72

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Blue Chip 35 Index Fund vs. S&P 500 Index, Russell Top 50 Mega Cap Index*, Bridgeway Ultra-Large 35 Index & Lipper Large-Cap Core Funds Index from Inception 7/31/97 to 12/31/12

*	The Russell Top 50 Mega Cap Index began on12/31/2001, and the line graph for the Index begins at the same value as the Fund on that date.

Quarterly and Calender Year Performance by Company Size:

The Short Version: For both the quarter and the calendar year, the ultra-large stock focus of our Fund hurt our relative performance. As measured by market beta, the lower risk of these ultra-large stocks also hurt our relative performance in a strong “up” year.

The table on the next page indicates that ultra-large stocks, those that make up this Fund, performed the worst of all large-cap stocks for the quarter ended December 31, 2012. This put our Fund at a severe disadvantage versus the smaller cap S&P 500 Index. The half of the S&P 500 Index with lower market caps returned an average of two and one-half percent while the larger market cap stocks returned an average of -3.1%. Most of the Blue Chip 35 Index Fund stocks reside in the upper half of market cap size.

During the quarter, our “roughly equal weighting” strategy did help to dampen some of the underperformance. Owning smaller than market-cap weightings in the largest stocks kept the Fund from losing more ground to the S&P 500 Index and allowed us to beat the market-cap weighted Russell Top 50 Mega-Cap Index significantly. Limiting our exposure to Apple alone (still 3.5% of Fund net assets) saved us over one percent for the quarter versus the market-cap weighted exposure of the Russell Top 50 Index (8.5% of the Index).

For calendar year 2012, ultra-large (CRSP decile 1 in the table on the next page, which shows data as of December 31, 2012) stocks also appreciated less than the smaller size ranges of the S&P 500 Index. Our “roughly equal weighting” strategy did not help Fund returns for the calendar year. The higher risk (market beta) stocks of the S&P 500 Index also added to the Fund’s underperformance for this period.

73	Semi-Annual Report | December 31, 2012 (Unaudited)

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

					Annualized
CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	87 Years
1 (ultra-large)	-1.13%	5.31%	15.95%	1.30%	6.40%	9.10%
2	1.81%	7.80%	15.97%	2.68%	10.16%	10.42%
3	3.60%	9.08%	16.73%	4.04%	10.35%	10.81%
4	3.70%	10.27%	16.29%	5.64%	11.32%	10.79%
5	3.88%	10.98%	15.82%	6.69%	12.11%	11.33%
6	3.78%	9.06%	18.13%	4.65%	10.91%	11.29%
7	1.16%	6.62%	18.05%	6.26%	11.91%	11.27%
8	2.27%	8.96%	18.30%	7.13%	12.57%	11.49%
9	1.12%	6.17%	14.57%	5.42%	10.90%	11.47%
10 (ultra-small)	-1.08%	5.28%	21.47%	5.25%	12.90%	13.01%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Contribution to Returns for Blue Chip 35 Index Fund Stocks for the Calender Year Ended December 31, 2012:

Rank Company		Industry	% Contribution to Return
1	Bank of America Corp.	Diversified Financial Services	2.4%
2	Visa, Inc.	IT Services	1.7%
3	Apple, Inc.	Computers & Peripherals	1.4%
4	Goldman Sachs Group, Inc. (The)	Capital Markets	1.1%
5	Monsanto Co.	Chemicals	0.9%
6	JPMorgan Chase & Co.	Diversified Financial Services	0.8%
7	Oracle Corp.	Software	0.8%
8	Wells Fargo & Co.	Commercial Banks	0.7%
9	General Electric Co.	Industrial Conglomerates	0.6%
10	CVS Caremark Corp.	Food & Staples Retailing	0.5%
11	Abbott Laboratories	Pharmaceuticals	0.5%
12	Pfizer, Inc.	Pharmaceuticals	0.5%
13	Wal-Mart Stores, Inc.	Food & Staples Retailing	0.5%
14	AT&T, Inc.	Diversified Telecommunication Services	0.5%
15	Berkshire Hathaway, Inc.	Insurance	0.4%
16	3M Co.	Industrial Conglomerates	0.4%
17	United Technologies Corp.	Aerospace & Defense	0.4%
18	Phillips 66*	Oil, Gas & Consumable Fuels	0.4%
19	Cisco Systems, Inc.	Communications Equipment	0.4%
20	Merck & Co., Inc	Pharmaceuticals	0.4%
21	Verizon Communications, Inc.	Diversified Telecommunication Services	0.4%
22	Johnson & Johnson	Pharmaceuticals	0.3%
23	Google, Inc.	Internet Software & Services	0.2%
24	ConocoPhillips	Oil, Gas & Consumable Fuels	0.2%
25	PepsiCo, Inc.	Beverages	0.2%
26	Coca-Cola Co. (The)	Beverages	0.2%
27	Microsoft Corp.	Software	0.2%
28	International Business Machines Corp.	IT Services	0.2%
29	Procter & Gamble Co. (The)	Household Products	0.2%

www.bridgeway.com	74

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Rank Company		Industry	% Contribution to Return
31	Schlumberger, Ltd.	Energy Equipment & Services	0.1%
32	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.1%
33	United Parcel Service, Inc.	Air Freight & Logistics	0.1%
34	McDonald’s Corp.	Hotels, Restaurants & Leisure	-0.3%
35	Intel Corp.	Semiconductors & Semiconductor Equipment	-0.4%
36	Occidental Petroleum Corp.	Oil, Gas & Consumable Fuels	-0.4%
37	Hewlett-Packard Co.	Computers & Peripherals	-1.3%

*Spinoff from ConocoPhillips. Security was sold during the period ended December 31, 2012.

Industry Sector Representation as of December 31, 2012

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	3.2%	11.4%	-8.2%
Consumer Staples	13.3%	10.6%	2.7%
Energy	12.9%	11.0%	1.9%
Financials	14.1%	15.6%	-1.5%
Health Care	10.3%	12.1%	-1.8%
Industrials	10.4%	10.2%	0.2%
Information Technology	26.9%	19.0%	7.9%
Materials	2.7%	3.6%	-0.9%
Telecommunication Services	6.1%	3.1%	3.0%
Utilities	0.0%	3.4%	-3.4%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

75	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 99.97%
Aerospace & Defense - 2.61%
United Technologies Corp.	77,180	$6,329,532

Air Freight & Logistics - 2.57%
United Parcel Service, Inc., Class B	84,563	6,234,830

Beverages - 5.08%
Coca-Cola Co. (The)	169,914	6,159,382
PepsiCo, Inc.	89,850	6,148,436

		12,307,818

Capital Markets - 2.99%
Goldman Sachs Group, Inc. (The)	56,800	7,245,408

Chemicals - 2.70%
Monsanto Co.	69,050	6,535,582

Commercial Banks - 2.57%
Wells Fargo & Co.	181,859	6,215,941

Communications Equipment - 2.54%
Cisco Systems, Inc.	313,108	6,152,572

Computers & Peripherals - 5.87%
Apple, Inc.	15,000	7,995,450
Hewlett-Packard Co.	437,300	6,231,525

		14,226,975

Diversified Financial Services - 5.99%
Bank of America Corp.	698,808	8,106,173
JPMorgan Chase & Co.	145,295	6,388,621

		14,494,794

Diversified Telecommunication Services - 6.09%
AT&T, Inc.	214,125	7,218,154
Verizon Communications, Inc.	174,189	7,537,158

		14,755,312

Energy Equipment & Services - 2.55%
Schlumberger, Ltd.	89,100	6,173,739

Food & Staples Retailing - 5.69%
CVS Caremark Corp.	129,800	6,275,830
Wal-Mart Stores, Inc.	109,919	7,499,773

		13,775,603

Hotels, Restaurants & Leisure - 3.25%
McDonald’s Corp.	89,100	7,859,511

Industry Company	Shares	Value

Household Products - 2.54%
Procter & Gamble Co. (The)	90,726	$6,159,388

Industrial Conglomerates - 5.18%
3M Co.	67,550	6,272,017
General Electric Co.	298,943	6,274,814

		12,546,831

Insurance - 2.60%
Berkshire Hathaway, Inc., Class B*	70,250	6,301,425

Internet Software & Services - 3.10%
Google, Inc., Class A*	10,580	7,505,135

IT Services - 7.44%
International Business Machines Corp.	41,667	7,981,314
Visa, Inc., Class A	66,250	10,042,175

		18,023,489

Oil, Gas & Consumable Fuels - 10.33%
Chevron Corp.	57,195	6,185,067
ConocoPhillips	107,435	6,230,156
Exxon Mobil Corp.	72,787	6,299,715
Occidental Petroleum Corp.	82,350	6,308,833

		25,023,771

Pharmaceuticals - 10.33%
Abbott Laboratories	96,500	6,320,750
Johnson & Johnson	88,952	6,235,535
Merck & Co., Inc.	153,835	6,298,005
Pfizer, Inc.	246,144	6,173,292

		25,027,582

Semiconductors & Semiconductor Equipment - 2.71%
Intel Corp.	318,043	6,561,227

Software - 5.24%
Microsoft Corp.	234,145	6,258,696
Oracle Corp.	193,113	6,434,525

		12,693,221

TOTAL COMMON STOCKS - 99.97%		242,149,686

(Cost $164,627,485)

www.bridgeway.com	76

Bridgeway Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.06%
BlackRock FedFund	0.01%	144,927	$144,927

TOTAL MONEY MARKET FUND - 0.06%			144,927

(Cost $144,927)

TOTAL INVESTMENTS - 100.03%			$242,294,613
(Cost $164,772,412)
Liabilities in Excess of Other Assets - (0.03%)			(71,724)

NET ASSETS - 100.00%			$242,222,889

* Non-income producing security. ^ Rate disclosed as of December 31, 2012.

Summary of inputs used to value the Fund’s investments as of 12/31/2012 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$242,149,686	$—	$—	$242,149,686
Money Market Fund	—	144,927	—	144,927

TOTAL	$242,149,686	$144,927	$—	$242,294,613

See Notes to Financial Statements.

77	Semi-Annual Report | December 31, 2012 (Unaudited)

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited)

(Unaudited)

December 31, 2012

Dear Fellow Managed Volatility Fund Shareholder:

For the quarter ended December 31, 2012, our Fund declined 0.40%, trailing our primary market benchmark, the S&P 500 Index (-0.38%), our peer benchmark, the Lipper Balanced Funds Index (+1.22%), and the fixed-income only Bloomberg/ EFFAS U.S. Government 1-3 Year Total Return Bond Index (+0.07).

For the six-month “semi-annual” period ending December 31, 2012, our Fund was up 2.18%, trailing our primary market benchmark, the S&P 500 Index (+5.95%), our peer benchmark, the Lipper Balanced Funds Index (+5.87%), but beating the fixed-income only Bloomberg/ EFFAS U.S. Government 1-3 Year Total Return Bond Index (+0.46%).

For the calendar year, our Fund returned 6.46%, trailing the S&P 500 Index (+16.00%) but right on target with the Fund’s design of returning 40% of the benchmark return with 40% or less of the risk in up markets. We also trailed the Lipper Balanced Funds Index (+11.94%), but beat the fixed-income only Bloomberg/ EFFAS U.S. Government 1-3 Year Total Return Bond Index (+0.58%). We are pleased to be ahead of the Fund’s design goal over the five- and ten-year periods and especially for leading the S&P 500 Index since the Fund’s inception.

Everything we do at Bridgeway is based on research and design. Managed Volatility is a very precise mix of equities, short-term fixed income, options and futures that is designed to produce a significantly lower level of volatility than the market, as defined by the S&P 500 Index, and to capture market-like returns over longer periods of time. Inherent to the design, there will be monthly, quarterly and occasionally even annual returns that follow the typical expectation of return versus risk. However, we would expect to capture more than 40% of the market returns with 40% or less of the market risk over longer periods of time.

The table below presents our December quarter, six-month, one-year, five-year, ten-year and inception-to-date financial results. A graph of quarterly performance since inception appears on the following page.

Standardized Returns as of December 31, 2012

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (6/30/01)

Managed Volatility Fund	-0.40%	2.18%	6.46%	0.72%	4.80%	3.63%
S&P 500 Index	-0.38%	5.95%	16.00%	1.66%	7.10%	3.35%
Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index	0.07%	0.46%	0.58%	2.42%	2.78%	3.29%
Lipper Balanced Funds Index	1.22%	5.87%	11.94%	2.82%	6.51%	4.46%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index is a transparent benchmark for the total return of the 1-3 year U.S. Government bond market. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2012, the Managed Volatility Fund ranked 461st of 469 mixed-asset target allocation moderate funds for the calendar year ended December 31, 2012, 346th of 382 for the past five years, 191st of 210 for the past ten years and 132nd of 167 funds since inception in June, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	78

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

According to data from Morningstar as of December 31, 2012, the Managed Volatility Fund ranked 82nd of 191 Long/Short Equity funds for the calendar year ended December 31, 2012, 19th out of 56 funds for the past five years and 11th of 23 funds for the past ten years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Managed Volatility Fund vs. S&P 500 Index, Bloomberg/EFFAS Bond Index & Lipper Balanced Funds Index

from Inception 6/30/01 to 12/31/12

Detailed Explanation of Quarterly Performance

The Short Version: Our fixed income and options premiums gave us a slight edge for the quarter.

We performed pretty much in line with the design of the Fund for the quarter. We were slightly hurt by our holdings in the Consumer Discretionary and Industrials sectors, but our holdings in the Materials and Consumer Staples sectors made up for most of that underperformance. In the flat to slightly down market of the quarter, our fixed income and options strategy really helped our relative returns versus the S&P 500 Index.

Detailed Explanation of Calendar Year Performance

The Short Version: We performed right in line with the Fund’s design for the calendar year.

It was a solid calendar year for the S&P 500 Index and we performed exactly as expected for the period. Our stock portfolio gave us a very slight edge, mostly in the Materials and Financials sectors. Like the quarter, our Consumer Discretionary stocks slightly underperformed the Consumer Discretionary stocks in the S&P 500 Index. Our fixed-income strategy created a bit of a drag on our performance as is expected in such a market up year.

79	Semi-Annual Report | December 31, 2012 (Unaudited)

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2012

Rank	Description	Industry	% of Net Assets
1	Gap, Inc. (The)	Specialty Retail	1.5%
2	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	1.5%
3	Travelers Cos., Inc. (The)	Insurance	1.4%
4	Apple, Inc.	Computers & Peripherals	1.3%
5	AutoZone, Inc.	Specialty Retail	1.3%
6	Halliburton Co.	Energy Equipment & Services	1.3%
7	Chevron Corp.	Oil, Gas & Consumable Fuels	1.3%
8	Cabela’s, Inc.	Specialty Retail	1.3%
9	Brown-Forman Corp.	Beverages	1.2%
10	Northrop Grumman Corp.	Aerospace & Defense	1.1%
			13.2%

Industry Sector Representation as of December 31, 2012

Asset Type	% of Net Assets
Common Stock	56.1%
Consumer Discretionary	8.7%
Consumer Staples	5.5%
Energy	6.2%
Financials	6.9%
Health Care	5.8%
Industrials	7.4%
Information Technology	10.3%
Materials	1.9%
Telecommunication Services	1.6%
Utilities	1.8%
U.S. Government Obligations	40.3%
Covered Call Options Written	-0.7%
Put Options Written	-0.6%
Money Market Funds	5.7%
Other Assets in Excess of Liabilities	-0.8%
Total	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in

www.bridgeway.com	80

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Up to 75% of Fund assets may be invested in options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

In closing, we would like to thank you for your continued investment in the Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

81	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 56.10%
Aerospace & Defense - 1.98%
Honeywell International, Inc.	800	$50,776
Lockheed Martin Corp.	870	80,292
Northrop Grumman Corp.#	3,900	263,562
United Technologies Corp.	940	77,090

		471,720

Air Freight & Logistics - 0.46%
FedEx Corp.#	1,200	110,064

Beverages - 1.86%
Brown-Forman Corp., Class B	4,425	279,881
Coca-Cola Co. (The)	4,500	163,125

		443,006

Biotechnology - 0.83%
Biogen Idec, Inc.*#	900	132,003
Gilead Sciences, Inc.*	900	66,105

		198,108

Capital Markets - 0.87%
Ameriprise Financial, Inc.#	1,080	67,640
Bank of New York Mellon Corp. (The)	532	13,673
Charles Schwab Corp. (The)	3,500	50,260
Morgan Stanley	800	15,296
State Street Corp.#	1,300	61,113

		207,982

Chemicals - 1.51%
CF Industries Holdings, Inc.#	500	101,580
Dow Chemical Co. (The)	2,100	67,872
Monsanto Co.	500	47,325
Sherwin-Williams Co. (The)	600	92,292
Sigma-Aldrich Corp.	700	51,506

		360,575

Commercial Banks - 1.28%
Comerica, Inc.	1,600	48,544
KeyCorp	3,700	31,154
US Bancorp#	2,200	70,268
Wells Fargo & Co.#	4,571	156,237

		306,203

Communications Equipment - 1.01%
Cisco Systems, Inc.#	11,600	227,940
Juniper Networks, Inc.*	700	13,769

		241,709

Industry Company	Shares	Value

Computers & Peripherals - 2.50%
Apple, Inc.#	600	$319,818
Hewlett-Packard Co.#	9,000	128,250
Lexmark International, Inc., Class A	800	18,552
SanDisk Corp.*	900	39,204
Seagate Technology PLC#	3,000	91,440

		597,264

Consumer Finance - 0.85%
American Express Co.	1,500	86,220
Capital One Financial Corp.	2,000	115,860

		202,080

Diversified Financial Services - 1.41%
Bank of America Corp.#	9,100	105,560
Citigroup, Inc.	510	20,176
JPMorgan Chase & Co.#	4,800	211,056

		336,792

Diversified Telecommunication Services - 1.13%
AT&T, Inc.	2,400	80,904
CenturyLink, Inc.	3,200	125,184
Frontier Communications Corp.+	672	2,876
Verizon Communications, Inc.	1,400	60,578

		269,542

Electric Utilities - 0.63%
American Electric Power Co., Inc.	1,600	68,288
Duke Energy Corp.	783	49,956
Exelon Corp.	1,100	32,714

		150,958

Electrical Equipment - 0.41%
Eaton Corp. PLC#	1,200	65,040
Emerson Electric Co.	600	31,776

		96,816

Electronic Equipment, Instruments & Components - 0.06%
FLIR Systems, Inc.	600	13,386

Energy Equipment & Services - 1.54%
Halliburton Co.#	9,000	312,210
National Oilwell Varco, Inc.	800	54,680

		366,890

Food & Staples Retailing - 1.69%
CVS Caremark Corp.#	1,400	67,690

www.bridgeway.com	82

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Food & Staples Retailing (continued)
Kroger Co. (The)	1,000	$26,020
Safeway, Inc.#	11,400	206,226
Wal-Mart Stores, Inc.#	1,500	102,345

		402,281

Food Products - 0.63%
Archer-Daniels-Midland Co.	1,000	27,390
General Mills, Inc.	1,400	56,574
Mead Johnson Nutrition Co.#	1,016	66,944

		150,908

Health Care Equipment & Supplies - 0.93%
Baxter International, Inc.	1,300	86,658
Becton Dickinson & Co.#	220	17,202
CR Bard, Inc.	500	48,870
Stryker Corp.#	1,260	69,073

		221,803

Health Care Providers & Services - 0.87%
Express Scripts Holding Co.*	1,634	88,236
Laboratory Corp. of America Holdings*	300	25,986
Quest Diagnostics, Inc.	400	23,308
UnitedHealth Group, Inc.#	1,300	70,512

		208,042

Hotels, Restaurants & Leisure - 0.81%
McDonald’s Corp.	900	79,389
Yum! Brands, Inc.#	1,700	112,880

		192,269

Household Products - 1.32%
Colgate-Palmolive Co.	1,500	156,810
Kimberly-Clark Corp.	1,000	84,430
Procter & Gamble Co. (The)	1,100	74,679

		315,919

Independent Power Producers & Energy Traders - 0.18%
AES Corp.	4,100	43,870

Industrial Conglomerates - 0.87%
3M Co.	500	46,425
Danaher Corp.	500	27,950
General Electric Co.#	6,300	132,237

		206,612

Insurance - 2.24%
Aflac, Inc.	300	15,936
Aon PLC	1,700	94,520

Industry Company	Shares	Value

Insurance (continued)
Chubb Corp. (The)#	1,100	$82,852
Progressive Corp. (The)	820	17,302
Travelers Cos, Inc. (The)#	4,500	323,190

		533,800

Internet & Catalog Retail - 0.53%
Amazon.com, Inc.*	500	125,570

Internet Software & Services - 1.02%
eBay, Inc.*#	2,000	102,040
Google, Inc., Class A*	200	141,874

		243,914

IT Services - 2.47%
International Business Machines Corp.#	1,200	229,860
Teradata Corp.*#	2,300	142,347
Visa, Inc., Class A#	1,300	197,054
Western Union Co. (The)	1,500	20,415

		589,676

Leisure Equipment & Products - 0.22%
Hasbro, Inc.#+	1,500	53,850

Life Sciences Tools & Services - 0.19%
Thermo Fisher Scientific, Inc.	700	44,646

Machinery - 0.98%
Deere & Co.#	2,700	233,334

Media - 1.70%
Comcast Corp., Class A	2,950	110,271
News Corp.#	3,400	86,836
Omnicom Group, Inc.#	1,000	49,960
Time Warner, Inc.	1,333	63,757
Walt Disney Co. (The)#	1,900	94,601

		405,425

Metals & Mining - 0.08%
United States Steel Corp.+	800	19,096

Multiline Retail - 0.98%
Big Lots, Inc.*#	1,400	39,844
Kohl’s Corp.#	4,500	193,410

		233,254

Multi-Utilities - 0.98%
Dominion Resources, Inc.	1,920	99,456
Sempra Energy#	1,900	134,786

		234,242

83	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels - 4.68%
Anadarko Petroleum Corp.	1,000	$74,310
Apache Corp.	500	39,250
Chesapeake Energy Corp.+	500	8,310
Chevron Corp.	2,878	311,227
ConocoPhillips#	1,187	68,834
Exxon Mobil Corp.#	4,000	346,200
Marathon Petroleum Corp.	2,300	144,900
Occidental Petroleum Corp.#	1,200	91,932
Phillips 66	593	31,488

		1,116,451

Paper & Forest Products - 0.33%
International Paper Co.#	2,000	79,680

Pharmaceuticals - 2.95%
Abbott Laboratories	1,800	117,900
Allergan, Inc.#	1,200	110,076
Bristol-Myers Squibb Co.	3,079	100,345
Johnson & Johnson#	1,700	119,170
Merck & Co., Inc.	1,600	65,504
Pfizer, Inc.#	7,600	190,608

		703,603

Real Estate Investment Trusts (REITs) - 0.26%
American Tower Corp.	800	61,816

Road & Rail - 2.26%
CSX Corp.#	10,000	197,300
Norfolk Southern Corp.#	3,500	216,440
Union Pacific Corp.#	1,000	125,720

		539,460

Semiconductors & Semiconductor Equipment - 1.47%
Broadcom Corp., Class A	1,400	46,494
Cirrus Logic, Inc.*#	7,000	202,790
Intel Corp.#	1,800	37,134
Texas Instruments, Inc.#	2,070	64,046

		350,464

Software - 1.77%
Citrix Systems, Inc.*	1,400	92,050
Intuit, Inc.	500	29,750
Microsoft Corp.#	5,200	138,996
Oracle Corp.#	4,860	161,935

		422,731

Specialty Retail - 4.21%
AutoZone, Inc.*#	900	318,987
Cabela’s, Inc.*#	7,400	308,950
Gap, Inc. (The)#	11,700	363,168

Industry Company	Shares	Value

Specialty Retail (continued)
Staples, Inc.	1,250	$14,250

		1,005,355

Textiles, Apparel & Luxury Goods - 0.22%
NIKE, Inc., Class B	1,000	51,600

Trading Companies & Distributors - 0.42%
W.W. Grainger, Inc.	500	101,185

Wireless Telecommunication Services - 0.51%
Crown Castle International Corp.*	1,700	122,672

TOTAL COMMON STOCKS - 56.10%		13,386,623

(Cost $9,864,470)

Due Date	Discount Rate or Coupon Rate		Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 40.33%
U.S. Treasury Bills - 37.71%
01/17/2013	0.105	%(a)	$2,000,000	1,999,907
01/31/2013	0.125	%(a)	2,000,000	1,999,791
02/28/2013	0.100	%(a)	3,000,000	2,999,977
03/28/2013	0.089	%(a)	2,000,000	1,999,834

				8,999,509

U.S. Treasury Notes - 2.62%
01/31/2013	0.625%		100,000	100,039
11/15/2013	4.250%		200,000	207,047
03/15/2014	1.250%		100,000	101,242
02/15/2015	4.000%		200,000	215,688

				624,016

TOTAL U.S. GOVERNMENT OBLIGATIONS - 40.33%				9,623,525

(Cost $9,598,385)

www.bridgeway.com	84

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

	Rate^	Shares	Value
MONEY MARKET FUND - 5.71%
BlackRock FedFund	0.01%	1,362,792	$1,362,792

TOTAL MONEY MARKET FUND — 5.71%			1,362,792

(Cost $ 1,362,792)

TOTAL INVESTMENTS - 102.14%			$24,372,940
(Cost $ 20,825,647)
Liabilities in Excess of Other Assets - (2.14%)			(509,564)

NET ASSETS - 100.00%			$23,863,376

* Non-income producing security. # Security subject to call or put option written by the Fund.

^      Rate disclosed as of December 31, 2012.

+     This security or a portion of the security is out on loan at

  December 31, 2012. Total loaned securities had a value of

  $62,592 at December 31, 2012.

(a)    Rate represents the effective yield at purchase.

LLC - Limited Liability Company

PLC - Public Limited Company

See Notes to Financial Statements.

85	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Company	Number of Contracts	Value
CALL OPTIONS WRITTEN - (0.73%)
Allergan, Inc.
Expiring January, 2013 at $100.00	6	$(30)
Apple, Inc.
Expiring January, 2013 at $710.00	2	(20)
Expiring January, 2013 at $720.00	2	(22)

		(42)
AutoZone, Inc.
Expiring March, 2013 at $400.00	3	(600)
Bank of America Corp.
Expiring January, 2013 at $10.00	25	(4,100)
Big Lots, Inc.
Expiring April, 2013 at $30.00	10	(1,700)
Biogen Idec, Inc.
Expiring January, 2013 at $160.00	4	(340)
Cabela’s, Inc.
Expiring March, 2013 at $40.00	64	(26,240)
CF Industries Holdings, Inc.
Expiring February, 2013 at $205.00	5	(4,250)
Cirrus Logic, Inc.
Expiring March, 2013 at $29.00	60	(19,800)
Cisco Systems, Inc.
Expiring February, 2013 at $18.00	25	(4,875)
CSX Corp.
Expiring February, 2013 at $20.00	100	(5,600)
CVS Caremark Corp.
Expiring January, 2013 at $48.00	5	(430)
Deere & Co.
Expiring March, 2013 at $90.00	7	(1,232)
Eaton Corp. PLC
Expiring April, 2013 at $52.50	8	(3,040)
eBay, Inc.
Expiring January, 2013 at $49.00	7	(2,009)
Exxon Mobil Corp.
Expiring January, 2013 at $95.00	10	(20)
FedEx Corp.
Expiring January, 2013 at $95.00	4	(236)
Gap, Inc. (The)
Expiring March, 2013 at $32.00	80	(12,320)
Expiring March, 2013 at $35.00	10	(600)

		(12,920)
General Electric Co.
Expiring March, 2013 at $22.00	20	(720)
Halliburton Co.
Expiring January, 2013 at $36.00	12	(420)

Company	Number of Contracts	Value

Expiring April, 2013 at $33.00	55	$(18,150)

		(18,570)
Hasbro, Inc.
Expiring April, 2013 at $40.00	6	(330)
Hewlett-Packard Co.
Expiring January, 2013 at $16.00	90	(450)
Intel Corp.
Expiring February, 2013 at $20.00	6	(618)
International Business Machines Corp.
Expiring January, 2013 at $200.00	4	(184)
International Paper Co.
Expiring January, 2013 at $39.00	5	(660)
Johnson & Johnson
Expiring January, 2013 at $72.50	5	(25)
JPMorgan Chase & Co.
Expiring January, 2013 at $42.00	15	(3,570)
Kohl’s Corp.
Expiring January, 2013 at $52.50	15	(75)
Expiring January, 2013 at $55.00	30	(150)

		(225)
Mead Johnson Nutrition Co.
Expiring February, 2013 at $70.00	5	(415)
Microsoft Corp.
Expiring January, 2013 at $30.00	15	(45)
News Corp.
Expiring January, 2013 at $26.00	10	(230)
Norfolk Southern Corp.
Expiring January, 2013 at $57.50	16	(6,720)
Expiring March, 2013 at $62.50	19	(3,515)

		(10,235)
Northrop Grumman Corp.
Expiring February, 2013 at $65.00	35	(14,350)
Occidental Petroleum Corp.
Expiring February, 2013 at $77.50	5	(1,070)
Omnicom Group, Inc.
Expiring January, 2013 at $55.00	5	(50)
Oracle Corp.
Expiring January, 2013 at $33.00	15	(1,230)
Pfizer, Inc.
Expiring February, 2013 at $25.00	20	(1,100)
Safeway, Inc.
Expiring March, 2013 at $18.00	105	(10,500)
Seagate Technology PLC
Expiring March, 2013 at $31.00	30	(6,450)

www.bridgeway.com	86

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Company	Number of Contracts	Value
Call Options Written (continued)
Sempra Energy
Expiring January, 2013 at $70.00	5	$(550)
State Street Corp.
Expiring February, 2013 at $45.00	5	(1,525)
Stryker Corp.
Expiring March, 2013 at $55.00	6	(990)
Teradata Corp.
Expiring January, 2013 at $75.00	10	(100)
Texas Instruments, Inc.
Expiring January, 2013 at $29.00	5	(1,065)
Travelers Cos., Inc. (The)
Expiring January, 2013 at $72.50	20	(1,620)
Union Pacific Corp.
Expiring January, 2013 at $125.00	4	(1,072)
UnitedHealth Group, Inc.
Expiring January, 2013 at $55.00	5	(425)
US Bancorp
Expiring January, 2013 at $35.00	7	(28)
Visa, Inc., Class A
Expiring January, 2013 at $140.00	5	(5,750)
Wal-Mart Stores, Inc.
Expiring January, 2013 at $75.00	5	(15)
Walt Disney Co. (The)
Expiring January, 2013 at $55.00	5	(5)
Wells Fargo & Co.
Expiring January, 2013 at $35.00	10	(450)
Expiring April, 2013 at $35.00	10	(1,310)

		(1,760)
Yum! Brands, Inc.
Expiring April, 2013 at $70.00	6	(1,248)

TOTAL CALL OPTIONS WRITTEN — (0.73%)		(174,644)

(Premiums received $(201,924))

PUT OPTIONS WRITTEN - (0.55%)

American Vanguard Corp.
Expiring February, 2013 at $30.00	20	(2,300)
Ameriprise Financial, Inc.
Expiring March, 2013 at $60.00	40	(8,000)
AmerisourceBergen Corp.
Expiring February, 2013 at $40.00	45	(1,665)
Becton Dickinson & Co.
Expiring March, 2013 at $75.00	20	(2,380)
Boeing Co. (The)
Expiring January, 2013 at $72.50	30	(1,770)

Company	Number of Contracts	Value

Chubb Corp. (The)
Expiring January, 2013 at $80.00	20	$(11,340)
CME Group, Inc.
Expiring January, 2013 at $55.00	42	(20,580)
ConocoPhillips
Expiring January, 2013 at $55.00	45	(1,350)
Copa Holdings SA, Class A
Expiring February, 2013 at $90.00	10	(1,200)
Darden Restaurants, Inc.
Expiring January, 2013 at $52.50	30	(24,300)
Energizer Holdings, Inc.
Expiring February, 2013 at $70.00	20	(1,300)
Exxon Mobil Corp.
Expiring January, 2013 at $85.00	30	(2,850)
Flowserve Corp.
Expiring January, 2013 at $130.00	16	(720)
General Dynamics Corp.
Expiring February, 2013 at $70.00	35	(11,900)
Hewlett-Packard Co.
Expiring January, 2013 at $14.00	90	(3,600)
Home Depot, Inc. (The)
Expiring February, 2013 at $60.00	40	(5,280)
Iron Mountain, Inc.
Expiring January, 2013 at $32.50	20	(700)
Expiring January, 2013 at $35.00	20	(2,600)

		(3,300)
Jarden Corp.
Expiring January, 2013 at $50.00	50	(3,250)
L-3 Communications Holdings, Inc.
Expiring January, 2013 at $70.00	10	(300)
Macquarie Infrastructure Co. LLC
Expiring January, 2013 at $40.00	60	(600)
PartnerRe, Ltd.
Expiring February, 2013 at $80.00	30	(6,750)
Regeneron Pharmaceuticals, Inc.
Expiring January, 2013 at $140.00	15	(825)
Expiring February, 2013 at $160.00	15	(10,650)

		(11,475)
Time Warner Cable, Inc.
Expiring January, 2013 at $90.00	25	(500)

87	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Company	Number of Contracts	Value
Put Options Written (continued)
Westlake Chemical Corp.
Expiring January, 2013 at $66.25	45	$(1,575)
Weyerhaeuser Co.
Expiring April, 2013 at $28.00	15	(2,700)

TOTAL PUT OPTIONS WRITTEN — (0.55%)		(130,985)

(Premiums received $(176,458))

TOTAL OPTIONS WRITTEN — (1.28%)		$(305,629)

(Premiums received $(378,382))

Summary of inputs used to value the Fund’s investments as of 12/31/2012 is as follows (See Note 2 in Notes to Financial Statements):

	Assets Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$13,386,623	$—	$—	$13,386,623
U.S. Government Obligations	—	9,623,525	—	9,623,525
Money Market Fund	—	1,362,792	—	1,362,792

TOTAL	$13,386,623	$10,986,317	$—	$24,372,940

	Liabilities Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Written Options	$(305,629)	$—	$—	$(305,629)

TOTAL	$(305,629)	$—	$—	$(305,629)

See Notes to Financial Statements.

www.bridgeway.com	88

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2012 (Unaudited)

ASSETS	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market		Small-Cap Momentum
Investments at value	$205,059,169	$104,123,662	$276,849,201		$2,234,532
Receivables:
Portfolio securities sold	7,623,970	1,650,226	7,094,267		19,787
Fund shares sold	15,052	250	250,120		-
Dividends and interest	110,001	178,662	242,640		1,761
Receivable from investment adviser	-	-	-		9,528
Total return swap	1,927	6,186	-		-
Prepaid expenses	24,414	12,685	35,632		6,883
Total assets	212,834,533	105,971,671	284,471,860		2,272,491

LIABILITIES
Payables:
Portfolio securities purchased	5,600,882	897,828	381,185		25,527
Fund shares redeemed	666,205	191,975	697,485		2,865
Total return swap	-	-	47,298		-
Due to broker	-	-	-		-
Loan payable	1,808,000	-	5,661,000		-
Accrued Liabilities:
Investment adviser fees	54,842	79,298	102,501		-
Administration fees	6,508	3,295	8,924		70
Directors’ fees	3,853	1,943	6,307		43
Other	162,108	48,085	171,761		23,819
Call options written at value	-	-	-		-
Put options written at value	-	-	-		-
Total liabilities	8,302,398	1,222,424	7,076,461		52,324
NET ASSETS	$204,532,135	$104,749,247	$277,395,399		$2,220,167

NET ASSETS REPRESENT
Paid-in capital	$384,882,595	$91,534,476	$210,399,953		$2,094,529
Undistributed (distributions in excess of) net investment income	421,698	1,249,643	(1,704,110)		72
Accumulated net realized gain (loss) on investments	(201,688,286)	(2,470,695)	19,727,875		(10,597)
Net unrealized appreciation on investments	20,916,128	14,435,823	48,971,681		136,163
NET ASSETS	$204,532,135	$104,749,247	$277,395,399		$2,220,167
Shares of common stock outstanding of $.001 par value*	5,578,820	3,452,898	22,187,998		209,490
Net asset value, offering price and redemption price per share	$36.66	$30.34	$12.50(a	)	$10.60(a	)
Total investments at cost	$184,143,041	$89,694,025	$227,877,520		$2,098,369
Premiums received on call options written	$-	$-	$-		$-
Premiums received on put options written	$-	$-	$-		$-

*	See Note1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.
(a)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See Notes to Financial Statements.

89	Semi-Annual Report | December 31, 2012 (Unaudited)

Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
$27,712,459	$78,796,927	$44,735,005	$242,294,613	$24,372,940

327,880	-	-	908,128	16,044
265	49,494	300	109,577	15,487
10,228	49,954	19,991	255,842	16,502
-	-	-	10,383	-
794	-	-	-	-
12,579	16,949	14,203	26,229	10,628
28,064,205	78,913,324	44,769,499	243,604,772	24,431,601

-	-	-	1,042,041	25,050
109,724	753,621	60,826	261,042	-
-	454	2,603	-	-
-	-	-	-	192,820
236,000	-	-	-	-

5,959	33,653	12,078	-	5,537
901	2,514	1,430	8,070	781
682	1,236	1,062	5,761	504
36,326	51,307	40,133	64,969	37,904
-	-	-	-	174,644
-	-	-	-	130,985
389,592	842,785	118,132	1,381,883	568,225
$27,674,613	$78,070,539	$44,651,367	$242,222,889	$23,863,376

$52,998,591	$121,173,353	$70,297,088	$215,887,034	$25,739,203
223,623	100,696	(48,864)	483	65,097
(28,435,929)	(51,705,849)	(32,456,888)	(51,186,829)	(5,560,970)
2,888,328	8,502,339	6,860,031	77,522,201	3,620,046
$27,674,613	$78,070,539	$44,651,367	$242,222,889	$23,863,376
2,275,634	4,846,416	3,183,464	29,131,875	1,965,999
$12.16	$16.11	$14.03	$8.31	$12.14
$24,824,925	$70,294,588	$37,874,974	$164,772,412	$20,825,647
$-	$-	$-	$-	$201,924
$-	$-	$-	$-	$176,458

www.bridgeway.com	90

STATEMENTS OF OPERATIONS
Six Months Ended December 31, 2012 (Unaudited)

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market	Small-Cap Momentum
INVESTMENT INCOME
Dividends	$3,359,019	$1,426,863	$3,843,828	$32,427
Less: foreign taxes withheld	(9,147)	(1,399)	-	-
Interest	-	-	-	-
Securities lending	17,313	448,103	818,473	2,510
Total Investment Income	3,367,185	1,873,567	4,662,301	34,937

EXPENSES
Investment advisory fees - Base fees	947,937	468,647	736,077	5,930
Investment advisory fees - Performance adjustment	(562,723)	-	-	-
Administration fees	40,272	19,914	56,305	412
Accounting fees	36,909	32,960	53,816	28,228
Transfer agent fees	119,526	33,123	73,238	16,145
Audit fees	16,268	10,264	21,284	4,678
Legal fees	23,663	11,729	34,115	236
Custody fees	4,205	9,088	14,307	7,220
Blue sky fees	10,689	5,280	12,073	9,875
Directors’ and officers’ fees	18,535	8,959	26,110	185
Shareholder servicing fees	90,809	10,717	127,484	130
Reports to shareholders	30,066	5,541	27,183	145
Miscellaneous expenses	32,210	15,235	47,553	310
Total Expenses	808,366	631,457	1,229,545	73,494
Less investment advisory fees waived	-	-	(125,430)	(5,930)
Less expense reimbursed by investment adviser	-	-	-	(57,860)
Net Expenses	808,366	631,457	1,104,115	9,704
NET INVESTMENT INCOME	2,558,819	1,242,110	3,558,186	25,233

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	8,485,553	4,155,096	41,409,323	131,093
Written options	-	-	-	-
Futures contracts	-	-	-	-
Swaps	284,361	199,573	(61,471)	-
Net Realized Gain	8,769,914	4,354,669	41,347,852	131,093
Change in Unrealized Appreciation (Depreciation) on:
Investments	12,157,783	4,305,492	(30,124,686)	(20,886)
Written options	-	-	-	-
Swaps	-	6,186	(11,563)	-
Net Change in Unrealized Appreciation (Depreciation)	12,157,783	4,311,678	(30,136,249)	(20,886)
Net Realized and Unrealized Gain on Investments	20,927,697	8,666,347	11,211,603	110,207
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,486,516	$9,908,457	$14,769,789	$135,440

See Notes to Financial Statements.

91	Semi-Annual Report | December 31, 2012 (Unaudited)

Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

$393,365	$1,527,795	$610,471	$3,455,663	$153,479
-	-	-	-	-
-	-	-	-	22,143
32,053	39,511	441	-	326
425,418	1,567,306	610,912	3,455,663	175,948

93,261	221,977	118,512	106,718	70,747
(18,055)	(36,426)	(21,190)	-	-
5,944	14,141	9,065	51,016	4,512
23,552	27,023	24,937	38,990	26,636
27,378	35,724	28,398	24,877	19,349
6,336	8,457	7,277	19,795	8,388
3,614	7,854	5,615	30,788	12,297
1,505	2,233	1,422	2,780	3,365
10,670	11,158	10,945	12,666	10,609
2,778	6,075	4,261	23,745	2,038
12,066	24,302	17,445	16,385	6,456
5,324	9,628	6,653	8,670	1,872
5,194	10,346	7,678	44,501	3,539
179,567	342,492	221,018	380,931	169,808
(33,498)	-	(21,971)	(106,718)	(58,971)
-	-	-	(74,116)	-
146,069	342,492	199,047	200,097	110,837
279,349	1,224,814	411,865	3,255,566	65,111

1,029,318	3,878,084	1,007,349	8,507,486	918,306
-	-	-	-	(47,606)
-	-	-	-	(315,192)
5,318	195,693	30,381	-	-
1,034,636	4,073,777	1,037,730	8,507,486	555,508

88,428	2,160,193	1,710,273	705,881	(62,456)
-	-	-	-	(79,443)
794	(33,837)	(17,951)	-	-
89,222	2,126,356	1,692,322	705,881	(141,899)
1,123,858	6,200,133	2,730,052	9,213,367	413,609
$1,403,207	$7,424,947	$3,141,917	$12,468,933	$478,720

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STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company
	Six Months Ended December 31, 2012	Year Ended June 30, 2012	Six Months Ended December 31, 2012	Year Ended June 30, 2012
	(Unaudited)		(Unaudited)
OPERATIONS
Net investment income	$2,558,819	$1,789,938	$1,242,110	$397,016
Net realized gain (loss) on investments	8,769,914	(792,928)	4,354,669	(76,958)
Net change in unrealized appreciation (depreciation) on investments	12,157,783	(2,850,409)	4,311,678	(3,883,528)
Net increase (decrease) in net assets resulting from operations	23,486,516	(1,853,399)	9,908,457	(3,563,470)

DISTRIBUTIONS:
From net investment income	(2,292,186)	(3,284,990)	(62,868)	(1,269,925)
From net realized gains	-	-	-	-
Net decrease in net assets from distributions	(2,292,186)	(3,284,990)	(62,868)	(1,269,925)

SHARE TRANSACTIONS:
Proceeds from sale of shares	2,398,500	3,496,461	680,411	1,268,349
Proceeds from conversion of shares*	-	118,655,804	-	18,444,305
Reinvestment of distributions	2,181,600	3,097,726	59,092	1,200,763
Cost of shares redeemed	(27,252,180)	(20,858,925)	(7,945,456)	(8,403,947)
Redemption fees	-	-	-	-
Net increase (decrease) in net assets resulting from share transactions	(22,672,080)	104,391,066	(7,205,953)	12,509,470
Net increase (decrease) in net assets	(1,477,750)	99,252,677	2,639,636	7,676,075

NET ASSETS:
Beginning of period	206,009,885	106,757,208	102,109,611	94,433,536
End of period**	$204,532,135	$206,009,885	$104,749,247	$102,109,611

SHARES ISSUED & REDEEMED
Issued	67,673	106,700	23,608	47,559
Share conversions	-	3,846,030	-	734,641
Distributions reinvested	59,607	99,645	1,946	49,214
Redeemed	(767,564)	(628,812)	(276,017)	(312,634)
Net increase (decrease)	(640,284)	3,423,563	(250,463)	518,780
Outstanding at beginning of period	6,219,104	2,795,541	3,703,361	3,184,581
Outstanding at end of period	5,578,820	6,219,104	3,452,898	3,703,361

** Including undistributed (distributions in excess of) net investment income of:	$421,698	$155,065	$1,249,643	$70,401

*	See Note 1 - Organization in the Notes to Financial Statements.

See Notes to Financial Statements.

93	Semi-Annual Report | December 31, 2012 (Unaudited)

Ultra-Small Company Market		Small-Cap Momentum
Six Months Ended December 31, 2012	Year Ended June 30, 2012	Six Months Ended December 31, 2012	Year Ended June 30, 2012
(Unaudited)		(Unaudited)

$3,558,186	$2,745,731	$25,233	$9,979
41,347,852	33,820,067	131,093	78,352
(30,136,249)	(38,783,336)	(20,886)	(135,060)
14,769,789	(2,217,538)	135,440	(46,729)

(7,601,593)	(3,451,142)	(35,238)	(1,843)
(48,273,139)	(13,433,187)	(217,605)	(287,704)
(55,874,732)	(16,884,329)	(252,843)	(289,547)

20,489,106	33,789,669	600,817	358,332
-	-	-	-
49,916,712	15,234,587	252,588	289,325
(54,361,211)	(121,461,084)	(586,029)	(1,245,596)
23,697	87,977	-	2,022
16,068,304	(72,348,851)	267,376	(595,917)
(25,036,639)	(91,450,718)	149,973	(932,193)

302,432,038	393,882,756	2,070,194	3,002,387
$277,395,399	$302,432,038	$2,220,167	$2,070,194

1,391,688	2,508,563	52,119	32,696
-	-	-	-
3,990,145	1,217,793	23,965	28,505
(3,808,468)	(8,780,831)	(50,599)	(112,849)
1,573,365	(5,054,475)	25,485	(51,648)
20,614,633	25,669,108	184,005	235,653
22,187,998	20,614,633	209,490	184,005

$(1,704,110)	$2,339,297	$72	$10,077

www.bridgeway.com	94

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value
	Six Months Ended December 31, 2012	Year Ended June 30, 2012	Six Months Ended December 31, 2012	Year Ended June 30, 2012
	(Unaudited)		(Unaudited)

OPERATIONS
Net investment income (loss)	$279,349	$(49,714)	$1,224,814	$827,026
Net realized gain on investments	1,034,636	3,903,999	4,073,777	9,541,977
Net change in unrealized appreciation (depreciation) on investments	89,222	(7,041,109)	2,126,356	(12,240,156)
Net increase (decrease) in net assets resulting from operations	1,403,207	(3,186,824)	7,424,947	(1,871,153)

DISTRIBUTIONS:
From net investment income	-	(3,204)	(1,722,036)	(989,896)
Net decrease in net assets from distributions	-	(3,204)	(1,722,036)	(989,896)

SHARE TRANSACTIONS:
Proceeds from sale of shares	291,029	1,921,059	15,117,867	5,706,702
Reinvestment of distributions	-	3,057	1,624,584	932,539
Cost of shares redeemed	(5,797,884)	(13,672,329)	(11,984,669)	(29,882,098)
Net increase (decrease) in net assets resulting from share transactions	(5,506,855)	(11,748,213)	4,757,782	(23,242,857)
Net increase (decrease) in net assets	(4,103,648)	(14,938,241)	10,460,693	(26,103,906)

NET ASSETS:
Beginning of period	31,778,261	46,716,502	67,609,846	93,713,752
End of period*	$27,674,613	$31,778,261	$78,070,539	$67,609,846

SHARES ISSUED & REDEEMED
Issued	24,112	167,955	941,778	411,311
Distributions reinvested	-	289	100,780	71,404
Redeemed	(481,302)	(1,198,273)	(756,703)	(2,121,083)
Net increase (decrease)	(457,190)	(1,030,029)	285,855	(1,638,368)
Outstanding at beginning of period	2,732,824	3,762,853	4,560,561	6,198,929
Outstanding at end of period	2,275,634	2,732,824	4,846,416	4,560,561

* Including undistributed (distributions in excess of) net investment income of:	$223,623	$(55,726)	$100,696	$597,918

See Notes to Financial Statements.

95	Semi-Annual Report | December 31, 2012 (Unaudited)

Large-Cap Growth		Blue Chip 35 Index		Managed Volatility
Six Months Ended December 31, 2012	Year Ended June 30, 2012	Six Months Ended December 31, 2012	Year Ended June 30, 2012	Six Months Ended December 31, 2012	Year Ended June 30, 2012
(Unaudited)		(Unaudited)		(Unaudited)

$411,865	$364,465	$3,255,566	$7,242,042	$65,111	$99,886
1,037,730	4,576,504	8,507,486	12,676,449	555,508	947,143
1,692,322	(5,366,090)	705,881	11,937,364	(141,899)	(258,665)
3,141,917	(425,121)	12,468,933	31,855,855	478,720	788,364

(610,529)	(342,838)	(6,835,196)	(7,110,502)	(99,887)	(151,314)
(610,529)	(342,838)	(6,835,196)	(7,110,502)	(99,887)	(151,314)

673,453	2,710,341	18,030,579	115,003,984	4,476,416	4,643,420
577,615	323,763	6,403,524	6,478,915	93,246	147,905
(7,574,604)	(12,300,164)	(52,005,557)	(213,632,698)	(4,790,364)	(10,969,395)
(6,323,536)	(9,266,060)	(27,571,454)	(92,149,799)	(220,702)	(6,178,070)
(3,792,148)	(10,034,019)	(21,937,717)	(67,404,446)	158,131	(5,541,020)

48,443,515	58,477,534	264,160,606	331,565,052	23,705,245	29,246,265
$44,651,367	$48,443,515	$242,222,889	$264,160,606	$23,863,376	$23,705,245

48,850	211,030	2,121,087	15,067,275	367,772	408,226
41,258	27,230	765,972	902,356	7,600	13,229
(541,813)	(972,552)	(6,111,793)	(27,262,476)	(395,137)	(960,731)
(451,705)	(734,292)	(3,224,734)	(11,292,845)	(19,765)	(539,276)
3,635,169	4,369,461	32,356,609	43,649,454	1,985,764	2,525,040
3,183,464	3,635,169	29,131,875	32,356,609	1,965,999	1,985,764

$(48,864)	$149,800	$483	$3,580,113	$65,097	$99,873

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FINANCIAL HIGHLIGHTS
(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

AGGRESSIVE INVESTORS 1

Period Ended December 31, 2012 (Unaudited)	$33.13	$0.43	$3.51	$3.94
Year Ended June 30, 2012	38.19	0.62	(4.37)	(3.75)
Year Ended June 30, 2011	27.67	0.51	10.72	11.23
Year Ended June 30, 2010	25.93	0.58	1.40	1.98
Year Ended June 30, 2009	53.96	0.30	(28.00)	(27.70)
Year Ended June 30, 2008	61.90	(0.59)	3.14	2.55

ULTRA-SMALL COMPANY

Period Ended December 31, 2012 (Unaudited)	27.57	0.35	2.44	2.79
Year Ended June 30, 2012	29.65	0.13	(1.79)	(1.66)
Year Ended June 30, 2011	22.94	0.07	6.83	6.90
Year Ended June 30, 2010	19.76	0.19	3.22	3.41
Year Ended June 30, 2009	24.59	0.23	(5.03)	(4.80)
Year Ended June 30, 2008	37.65	0.03	(8.67)	(8.64)

ULTRA-SMALL COMPANY MARKET

Period Ended December 31, 2012 (Unaudited)	14.67	0.18	0.59	0.77
Year Ended June 30, 2012	15.34	0.12	(0.09)	0.03
Year Ended June 30, 2011	11.72	0.12	3.65	3.77
Year Ended June 30, 2010	10.50	0.14	1.25	1.39
Year Ended June 30, 2009	15.33	0.14	(3.88)	(3.74)
Year Ended June 30, 2008	20.36	0.14	(4.49)	(4.35)

SMALL-CAP MOMENTUM

Period Ended December 31, 2012 (Unaudited)	11.25	0.14	0.57	0.71
Year Ended June 30, 2012	12.74	0.04	(0.35)	(0.31)
Year Ended June 30, 2011	9.33	0.09	3.40	3.49
Period Ended June 30, 2010(f)	10.00	-(e)	(0.67)	(0.67)

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Annualized for periods less than one year.
(c)	For the years ended June 30, 2009, June 30, 2010, June 30, 2011 and June 30, 2012 and the period ended December 31, 2012, the expense ratio was significantly lower than past years due to a negative performance adjustment to the investment advisory fee. Please refer to the Statements of Operations and Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.
(d)	Total return may have been lower had various fees not been waived during the period.
(e)	Amount represents less than $0.005.
(f)	Commenced operations on May 28, 2010.

See Notes to Financial Statements.

97	Semi-Annual Report | December 31, 2012 (Unaudited)

Less Distributions to Shareholders from:								Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Paid in Capital from Redemption Fees(a)		Net Asset Value, End of Period	Total Return		Net Assets End of Period (000’s)	Expenses Before Waivers and Reimburse- ments(b)		Expenses After Waivers and Reimburse- ments(b)	Net Investment Income (Loss) After Waivers and Reimburse- ment(b)	Portfolio Turnover Rate

$-	$(0.41)	$(0.41)	$-		$36.66	11.92%		$204,532	0.77	%(c)	0.77%	2.43%	83%
-	(1.31)	(1.31)	-		33.13	(9.57%)		206,010	(0.04	%)(c)	(0.04%)	1.86%	125%
-	(0.71)	(0.71)	-		38.19	40.81%		106,757	(0.41	%)(c)	(0.41%)	1.49%	107%
-	(0.24)	(0.24)	-		27.67	7.56%		93,008	(0.51	%)(c)	(0.51%)	1.94%	118%
(0.33)	-	(0.33)	-		25.93	(51.31%)		115,835	0.34	%(c)	0.34%	0.97%	134%
(10.49)	-	(10.49)	-		53.96	3.54	%(d)	338,715	1.78%		1.78%	(1.03%)	142%

-	(0.02)	(0.02)	-		30.34	10.11%		104,749	1.21%		1.21%	2.39%	47%
-	(0.42)	(0.42)	-		27.57	(5.41%)		102,110	1.22%		1.22%	0.49%	93%
-	(0.19)	(0.19)	-		29.65	30.12%		94,434	1.18%		1.18%	0.27%	110%
-	(0.23)	(0.23)	-		22.94	17.26%		81,582	1.17%		1.17%	0.83%	133%
-	(0.03)	(0.03)	-		19.76	(19.48%)		73,708	1.16%		1.16%	1.23%	90%
(4.31)	(0.11)	(4.42)	-		24.59	(24.59	%)(d)	94,933	1.07%		1.07%	0.10%	102%

(2.54)	(0.40)	(2.94)	-	(e)	12.50	5.21	%(d)	277,395	0.84%		0.75%	2.42%	24%
(0.56)	(0.14)	(0.70)	-	(e)	14.67	1.05	%(d)	302,432	0.83%		0.75%	0.86%	31%
-	(0.15)	(0.15)	-	(e)	15.34	32.22	%(d)	393,883	0.79%		0.75%	0.82%	42%
-	(0.17)	(0.17)	-	(e)	11.72	13.30	%(d)	343,668	0.77%		0.75%	1.18%	48%
(0.89)	(0.21)	(1.10)	0.01		10.50	(23.47	%)(d)	342,923	0.79%		0.75%	1.27%	42%
(0.65)	(0.04)	(0.69)	0.01		15.33	(21.72	%)(d)	721,412	0.66%		0.66%	0.79%	29%

(1.17)	(0.19)	(1.36)	-		10.60	6.36	%(d)	2,220	6.82%		0.90%	2.34%	153%
(1.18)	(0.01)	(1.19)	0.01		11.25	(1.40	%)(d)	2,070	5.73%		0.90%	0.38%	230%
-	(0.08)	(0.08)	-	(e)	12.74	37.49	%(d)	3,002	5.43%		0.90%	0.79%	272%
-	-	-	-		9.33	(6.70	%)(d)	1,888	11.24%		0.90%	0.50%	3%

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FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

SMALL-CAP GROWTH

Period Ended December 31, 2012 (Unaudited)	$11.63	$0.11	$0.42	$0.53
Year Ended June 30, 2012	12.42	(0.02)	(0.77)	(0.79)
Year Ended June 30, 2011	9.14	(0.01)	3.31	3.30
Year Ended June 30, 2010	8.46	0.02	0.70	0.72
Year Ended June 30, 2009	13.95	0.03	(5.52)	(5.49)
Year Ended June 30, 2008	16.01	(0.03)	(2.03)	(2.06)

SMALL-CAP VALUE

Period Ended December 31, 2012 (Unaudited)	14.82	0.26	1.39	1.65
Year Ended June 30, 2012	15.12	0.15	(0.26)	(0.11)
Year Ended June 30, 2011	11.45	0.14	3.60	3.74
Year Ended June 30, 2010	9.73	0.07	1.72	1.79
Year Ended June 30, 2009	15.86	0.08	(6.14)	(6.06)
Year Ended June 30, 2008	18.74	0.03	(2.91)	(2.88)

LARGE-CAP GROWTH

Period Ended December 31, 2012 (Unaudited)	13.33	0.12	0.77	0.89
Year Ended June 30, 2012	13.38	0.09	(0.05)	0.04
Year Ended June 30, 2011	10.17	0.06	3.22	3.28
Year Ended June 30, 2010	9.06	0.06	1.11	1.17
Year Ended June 30, 2009	13.73	0.06	(4.66)	(4.60)
Year Ended June 30, 2008	14.12	0.06	(0.41)	(0.35)

BLUE CHIP 35 INDEX

Period Ended December 31, 2012 (Unaudited)	8.16	0.10	0.29	0.39
Year Ended June 30, 2012	7.60	0.17	0.55	0.72
Year Ended June 30, 2011	6.18	0.15	1.39	1.54
Year Ended June 30, 2010	5.66	0.13	0.52	0.65
Year Ended June 30, 2009	7.21	0.15	(1.51)	(1.36)
Year Ended June 30, 2008	8.52	0.19	(1.39)	(1.20)

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Annualized for periods less than one year.
(c)	Total return may have been lower had various fees not been waived during the period.
(d)	Amount represents less than $0.005.
(e)	Total return includes the effect of a reimbursement by the Adviser and the accounting agent due to a trading error.

See Notes to Financial Statements.

99	Semi-Annual Report | December 31, 2012 (Unaudited)

Less Distributions to Shareholders from:						Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets End of Year (000’s)	Expenses Before Waivers and Reimburse- ments(b)	Expenses After Waivers and Reimburse- ments(b)	Net Investment Income (Loss) After Waivers and Reimburse- ments(b)	Portfolio Turnover Rate

$-	$-	$-	$12.16	4.56	%(c)	$27,675	1.16%	0.94%	1.80%	32%
-	- (d)	- (d)	11.63	(6.35	%)(c)	31,778	1.08%	0.94%	(0.14%)	63%
-	(0.02)	(0.02)	12.42	36.17	%(c)	46,717	0.98%	0.94%	(0.12%)	87%
-	(0.04)	(0.04)	9.14	8.44%		57,011	0.93%	0.93%	0.21%	87%
-	-	-	8.46	(39.35%)		71,697	0.94%	0.94%	0.29%	75%
-	-	-	13.95	(12.87	%)(c)	144,668	0.87%	0.87%	(0.20%)	63%

-	(0.36)	(0.36)	16.11	11.11%		78,071	0.93%	0.93%	3.31%	31%
-	(0.19)	(0.19)	14.82	(0.59	%)(c)	67,610	0.99%	0.94%	1.10%	49%
-	(0.07)	(0.07)	15.12	32.73%		93,714	0.87%	0.87%	1.03%	84%
-	(0.07)	(0.07)	11.45	18.35%		108,701	0.91%	0.91%	0.64%	81%
-	(0.07)	(0.07)	9.73	(38.15%)		132,229	0.92%	0.92%	0.75%	83%
-	-	-	15.86	(15.37	%)(c)	331,648	0.83%	0.83%	0.18%	73%

-	(0.19)	(0.19)	14.03	6.71	%(c)	44,651	0.93%	0.84%	1.74%	30%
-	(0.09)	(0.09)	13.33	0.37	%(c)	48,444	0.92%	0.84%	0.74%	55%
-	(0.07)	(0.07)	13.38	32.31	%(c)	58,478	0.86%	0.84%	0.47%	65%
-	(0.06)	(0.06)	10.17	12.89	%(c)	58,409	0.86%	0.84%	0.55%	40%
-	(0.07)	(0.07)	9.06	(33.43%)		70,534	0.82%	0.82%	0.63%	49%
-	(0.04)	(0.04)	13.73	(2.50	%)(c)	174,813	0.71%	0.71%	0.39%	37%

-	(0.24)	(0.24)	8.31	4.76	%(c)	242,223	0.29%	0.15%	2.44%	7%
-	(0.16)	(0.16)	8.16	9.72	%(c)	264,161	0.29%	0.15%	2.28%	33%
-	(0.12)	(0.12)	7.60	25.10	%(c)	331,565	0.27%	0.15%	2.09%	19%
-	(0.13)	(0.13)	6.18	11.25	%(c)(e)	222,586	0.27%	0.15%	1.99%	28%
-	(0.19)	(0.19)	5.66	(18.77	%)(c)	188,012	0.25%	0.15%	2.58%	86%
-	(0.11)	(0.11)	7.21	(14.28	%)(c)	250,988	0.22%	0.15%	2.35%	12%

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FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

MANAGED VOLATILITY

Period Ended December 31, 2012 (Unaudited)	$11.94	$0.03	$0.22	$0.25
Year Ended June 30, 2012	11.58	0.04	0.39	0.43
Year Ended June 30, 2011	10.23	0.07	1.37	1.44
Year Ended June 30, 2010	10.19	0.10	0.08	0.18
Year Ended June 30, 2009	12.58	0.18	(1.69)	(1.51)
Year Ended June 30, 2008	12.95	0.29	(0.49)	(0.20)

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Annualized for periods less than one year.
(c)	Total return may have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

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Less Distributions to Shareholders from						Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets End of Year (000’s)	Expenses Before Waivers and Reimburse- ments(b)	Expenses After Waivers and Reimburse- ments(b)	Net Investment Income After Waivers and Reimburse- ments(b)	Portfolio Turnover Rate

$ -	$(0.05)	$(0.05)	$12.14	2.10	%(c)	$23,863	1.44%	0.94%	0.55%	24%
-	(0.07)	(0.07)	11.94	3.74	%(c)	23,705	1.43%	0.94%	0.39%	41%
-	(0.09)	(0.09)	11.58	14.15	%(c)	29,246	1.22%	0.94%	0.63%	34%
-	(0.14)	(0.14)	10.23	1.67	%(c)	33,684	1.05%	0.94%	0.91%	33%
(0.52)	(0.36)	(0.88)	10.19	(11.66	%)(c)	47,299	1.01%	0.94%	1.72%	51%
-	(0.17)	(0.17)	12.58	(1.57	%)(c)	75,417	0.88%	0.88%	2.23%	44%

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NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 11 investment funds as of December 31, 2012 (each, a “Fund” and collectively, the “Funds”): Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds are presented in this report. The Omni Tax-Managed Small-Cap Value Fund and the Omni Small-Cap Value Fund are included in a separate report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2012, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Tax-Managed Small-Cap Value, Omni Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds seek to provide a long-term total return on capital, primarily through capital appreciation.

The Blue Chip 35 Index Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

On May 30, 2012, the shareholders of the Aggressive Investors 2 Fund and the Micro-Cap Limited Fund (the “Merged Funds”) approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all of the assets of the Merged Funds, listed in the table below, for shares of the respective acquiring funds, listed in the table below, and assumption of the liabilities of the Merged Funds. The acquisition was accomplished by a tax-free exchange of shares on June 4, 2012. For financial reporting purposes, assets received and shares issued by the Aggressive Investors 1 Fund and the Ultra-Small Company Fund were recorded at fair value; however, the cost basis of the investments received from the Aggressive Investors 2 Fund and the Micro-Cap Limited Fund was carried forward to align ongoing reporting of the Aggressive Investors 1 Fund’s and the Ultra-Small Company Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Merged Fund	Shares	Acquiring Fund	Shares	Value
Aggressive Investors 2	9,545,121	Aggressive Investors 1	3,846,030	$118,655,804
Micro-Cap Limited	3,111,172	Ultra-Small Company	734,641	18,444,305

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities, Options, Futures and Other Investments Valuation Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale price on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. If there is no closing price on the NYSE, the portfolio security will be valued using a composite price, which is defined as the last price for the security on any exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the close if there is trading volume and if there is no trading volume, the bid on long positions and ask on the short positions. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Money market fund investments consist of mutual funds which invest primarily in securities that are valued at amortized cost, a Level 2 investment. Therefore, the money market funds are classified as Level 2 investments. The Funds’ total return swap values are derived by applying observable inputs to the outstanding notional values and are therefore classified as Level 2 investments also.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2012 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the period ended December 31, 2012, there were no transfers between Level 1 and Level 2 in any of the Funds. Details regarding transfers into, and transfers out of, Level 3 can be found at the end of each Schedule of Investments for Funds that hold Level 3 securities.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. A Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of a Fund. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of December 31, 2012, the Funds had securities on loan and related collateral with values shown below:

Bridgeway Fund	Securities on Loan Value	Value of Collateral

Aggressive Investors 1	$14,052,360	$14,017,246
Ultra-Small Company	14,406,673	14,540,688
Ultra-Small Company Market	31,076,493	31,683,008
Small-Cap Momentum	201,502	202,506
Small-Cap Growth	2,737,291	2,759,681
Small-Cap Value	7,322,072	7,390,895
Large-Cap Growth	937,562	908,030
Managed Volatility	62,592	62,949

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. Aggressive Investors 1, Ultra-Small Company, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Managed Volatility Funds obtained additional collateral on the following business day after the period end to ensure the securities on loan were adequately collateralized. As of December 31, 2012 the collateral consisted of an institutional money market fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Funds provide for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives

The Funds’ use of derivatives for the period ended December 31, 2012 was limited to futures contracts, total return swaps and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

		Asset Derivatives		Liability Derivatives
Fund/Financial Instrument Type	Type of Derivative	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value

Ultra-Small Company
Other	Swap	Receivable, Total return
		swap	$6,186		$-

Small-Cap Growth
Other	Swap	Receivable, Total return
		swap	794		-

Managed Volatility
Equity Contracts	Written
	Option		-	Call Options Written at value	174,644
				Put Options Written at value	130,985

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

Fund/Financial Instrument Type	Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)

Aggressive Investors 1
Other	Swap	Realized Gain (Loss) on Swaps	$284,361
		Change in Unrealized Appreciation (Depreciation)on Swaps		$-

Ultra-Small Company
Other	Swap	Realized Gain (Loss) on Swaps	$199,573
		Change in Unrealized Appreciation (Depreciation)on Swaps		$6,186

Ultra-Small Company Market
Other	Swap	Realized Gain (Loss) on Swaps	(61,471)
		Change in Unrealized Appreciation (Depreciation)on Swaps		(11,563)

Small-Cap Growth
Other	Swap	Realized Gain (Loss) on Swaps	5,318
		Change in Unrealized Appreciation (Depreciation)on Swaps		794

Small-Cap Value
Other	Swap	Realized Gain (Loss) on Swaps	195,693
		Change in Unrealized Appreciation (Depreciation)on Swaps		(33,837)

Large-Cap Growth
Other	Swap	Realized Gain (Loss) on Swaps	30,381
		Change in Unrealized Appreciation (Depreciation)on Swaps		(17,951)

Managed Volatility
Equity Contracts	Written
	Option	Realized Gain (Loss) on Written Options	(47,606)
		Change in Unrealized Appreciation (Depreciation)on Written Options		(79,443)
	Futures Contract	Realized Gain (Loss) on Futures Contracts	(315,192)

The derivative instruments outstanding as of December 31, 2012, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Funds.

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of December 31, 2012, the Funds had no open futures contracts.

Options The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis, that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Transactions in options written during the period ended December 31, 2012 are as follows:

	Managed Volatility Fund Written Call Options		Managed Volatility Fund Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2012	1,541	$322,393	1,020	$190,504
Positions Opened	2,444	413,875	1,869	392,457
Exercised	(1,300)	(238,398)	(800)	(137,687)
Expired	(857)	(158,623)	(636)	(164,723)
Closed	(740)	(137,323)	(615)	(104,093)
Outstanding, December 31, 2012	1,088	$201,924	838	$176,458
Market Value, December 31, 2012		$174,644		$130,985

The Aggressive Investors 1 Fund had no transactions in written options during the period ended December 31, 2012.

Swaps. Each Fund may enter into total return swaps. Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specified rate. The difference in the value of these income streams is recorded daily by the Funds and is settled in cash monthly.

The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, a Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. A Fund may use its own NAV as the underlying asset in a total return swap. This

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

strategy serves to reduce cash drag (the impact of cash on a Fund’s overall return) by replacing it with the impact of market exposure based upon a Fund’s own investment holdings. The following total return swaps were open as of December 31, 2012:

Bridgeway Fund	Swap Counterparty	Description	Notional Principal	Maturity Date	Net Unrealized Gain\(Loss)

Ultra-Small Company	ReFlow Management Co.	Fund receives the total return of the reference entity, which is this Fund’s NAV. Fund pays a floating rate of 1-month LIBOR plus 2.39%.	$640,723	January 2, 2013	$6,186
Small-Cap Growth	ReFlow Management Co.	Fund receives the total return of the reference entity, which is this Fund’s NAV. Fund pays a floating rate of 1-month LIBOR plus 2.39%.	131,815	January 2, 2013	794

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Management Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of –0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays management fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s management fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Momentum: The Fund’s management fee is a flat 0.55% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Large-Cap Growth: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index: The Fund’s management fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s management fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the period ended December 31, 2012. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ending 12/31/12

Aggressive Investors 1	1.75%	$-
Ultra-Small Company	1.85%	-
Ultra-Small Company Market	0.75%	125,430
Small-Cap Momentum*	0.90%	63,790
Small-Cap Growth	0.94%	33,498
Small-Cap Value	0.94%	-
Large-Cap Growth	0.84%	21,971
Blue Chip 35 Index	0.15%	180,834
Managed Volatility	0.94%	58,971

*The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. The Fund has recoupable expenses of $11,221, $101,196, $127,045 and $63,790, which expire June 30, 2013, June 30, 2014, June 30, 2015 and June 30, 2016, respectively.

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales during the period ended December 31, 2012 were as follows:

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

Bridgeway Fund	Inter-portfolio Purchases	Inter-portfolio Sales

Aggressive Investors 1	$1,812,765	$ 363,500
Ultra-Small Company	65,288	1,909,317
Ultra-Small Company Market	2,330,745	11,588,033
Small-Cap Momentum	6,914	35,793
Small-Cap Growth	448,349	1,837
Small-Cap Value	56,131	-

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Funds, the Adviser is paid an aggregate annual fee of $535,000 payable in equal monthly installments.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Another director of Bridgeway, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Funds.

Board of Directors Compensation Independent Directors are paid an annual retainer of $14,000 with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Independent Directors are paid $6,000 per meeting for meeting fees. Such compensation is the total compensation from all Funds and is allocated among the Funds.

The Independent Directors receive this compensation in the form of shares of the Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2012 were as follows:

111	Semi-Annual Report | December 31, 2012 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$ -	$171,158,795	$ -	$191,494,035
Ultra-Small Company	-	47,514,613	-	49,862,494
Ultra-Small Company Market	-	68,449,643		104,926,721
Small-Cap Momentum	-	3,324,934	-	3,272,393
Small-Cap Growth	-	9,799,330	-	15,012,028
Small-Cap Value	-	28,639,427	-	22,095,016
Large-Cap Growth	-	14,107,250	-	19,836,887
Blue Chip 35 Index	-	17,303,742	-	48,721,089
Managed Volatility	-	3,462,063	-	4,861,403

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2012, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$ 24,830,446	$19,393,341	$ 64,690,551
Gross depreciation (excess of tax cost over value)	(3,970,448)	(4,963,705)	(15,869,270)
Net unrealized appreciation (depreciation)	$ 20,859,998	$14,429,636	$ 48,821,281
Cost of investments for income tax purposes	$184,199,171	$89,694,026	$228,027,920

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Gross appreciation (excess of value over tax cost)	$ 162,750	$ 4,594,512	$12,418,066
Gross depreciation (excess of tax cost over value)	(27,773)	(1,706,978)	(3,915,727)
Net unrealized appreciation (depreciation)	$ 134,977	$ 2,887,534	$ 8,502,339
Cost of investments for income tax purposes	$2,099,555	$24,824,925	$70,294,588

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Gross appreciation (excess of value over tax cost)	$ 8,431,027	$ 83,373,834	$ 4,266,444
Gross depreciation (excess of tax cost over value)	(1,570,996)	(10,247,178)	(660,164)
Net unrealized appreciation (depreciation)	$ 6,860,031	$ 73,126,656	$ 3,606,280
Cost of investments for income tax purposes	$37,874,974	$169,167,957	$20,461,031

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale loss deferrals.

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2012 and June 30, 2011, respectively, are as follows:

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011
Distributions paid from:
Ordinary income	$3,284,990	$2,167,451	$1,269,925	$632,748
Total	$3,284,990	$2,167,451	$1,269,925	$632,748

	Ultra-Small Company Market		Small-Cap Momentum
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011
Distributions paid from:
Ordinary income	$ 3,451,142	$4,111,396	$280,424	$ 16,889
Long Term Capital Gain	13,433,187	-	9,123	-
Total	$16,884,329	$4,111,396	$289,547	$ 16,889

	Small-Cap Growth		Small-Cap Value
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011
Distributions paid from:
Ordinary income	$ 3,204	$ 107,719	$ 989,896	$ 557,827
Total	$ 3,204	$ 107,719	$ 989,896	$ 557,827

	Large-Cap Growth		Blue Chip 35 Index
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011
Distributions paid from:
Ordinary income	$ 342,838	$ 342,087	$ 7,110,502	$ 4,877,457
Total	$ 342,838	$ 342,087	$ 7,110,502	$ 4,877,457

Managed Volatility
	Year Ended June 30, 2012	Year Ended June 30, 2011
Distributions paid from:
Ordinary income	$ 151,314	$ 266,935
Total	$ 151,314	$ 266,935

At June 30, 2012, the Funds had available for tax purposes, capital loss carryovers as follows:

	Aggressive Investor 1	Ultra-Small Company
Expiring 6/30/2016	$ 9,342,674	$1,346,595
6/30/2017	177,345,455	1,662,540
6/30/2018	16,094,317	-

	Small-Cap Growth	Small-Cap Value
Expiring 6/30/2017	$ 6,410,906	$ 4,037,798
6/30/2018	22,793,119	50,552,993

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

		Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Expiring	6/30/2017	$-	$17,847,189	$-
	6/30/2018	33,176,486	34,451,339	6,090,159
	6/30/2019	-	2,656,190	-

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As a result of the mergers described in Note 1, pre-merger capital loss carryovers are subject to limitations under Internal Revenue Code Sections 381-384. As of the date of the merger the Aggressive Investors 1 Fund had accumulated capital losses of $62,647,229 which are subject to limitation and the Micro-Cap Limited Fund had accumulated losses of $8,287,942 which are subject to limitation.

There are no capital loss carryovers for Ultra-Small Company Market Fund and Small-Cap Momentum Fund as of June 30, 2012.

Capital loss carryovers utilized during the period June 30, 2012 were as follows:

Bridgeway Fund	Capital Loss Carryover Utilized

Aggressive Investors 1	$6,940,180
Ultra-Small Company	3,714,932
Small-Cap Growth	4,272,992
Small-Cap Value	10,710,699
Large-Cap Growth	4,888,439
Blue Chip 35 Index	12,220,024
Managed Volatility	953,714

Components of Accumulated Earnings (Deficit) As of June 30, 2012, the components of accumulated earnings (deficit) on a tax basis were:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Accumulated Net Investment Income (Loss)	$100,737	$62,838	$2,314,302
Accumulated Net Realized Gain (Loss) on Investments*	(210,458,200)	(6,825,363)	26,718,152
Net Unrealized Appreciation/Depreciation of Investments	8,812,673	10,131,707	79,067,935
Total	$(201,544,790)	$3,369,182	$108,100,389

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Accumulated Net Investment Income (Loss)	$10,077	$-	$606,513
Accumulated Net Realized Gain (Loss) on Investments*	77,406	(29,526,291)	(55,779,626)
Net Unrealized Appreciation/Depreciation of Investments	155,558	2,799,106	6,367,388
Total	$243,041	$(26,727,185)	$(48,805,725)

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Accumulated Net Investment Income (Loss)	$167,751	$3,580,113	$99,873
Accumulated Net Realized Gain (Loss) on Investments*	(33,494,618)	(55,403,139)	(6,101,076)
Net Unrealized Appreciation/Depreciation of Investments	5,149,758	72,525,144	3,746,543
Total	$(28,177,109)	$20,702,118	$(2,254,660)

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2013. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds have deferred qualified late-year losses of $7,675,754, $3,816,228, $1,992,931, $322,266, $1,188,835, $318,132, $448,421 and $10,917, respectively.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 19, 2013. Advances under the Facility are limited to $10,000,000 in total for all Funds and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.05% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

For the period ended December 31, 2012, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	1.47%	$1,045,179	28	$1,179	$2,343,000
Ultra-Small Company	1.49%	614,000	9	226	944,000
Ultra-Small Company Market	1.46%	2,172,622	37	3,218	8,719,000
Small-Cap Growth	1.46%	286,738	42	483	821,000
Small-Cap Value	1.48%	243,850	20	197	524,000
Large-Cap Growth	1.47%	375,111	27	407	2,599,000
Blue Chip 35 Index	1.48%	1,011,886	70	2,867	9,826,000

1Interest expense is included on the Statements of Operations in Miscellaneous expenses.

At December 31, 2012, Aggressive Investors 1, Ultra-Small Company Market, and Small-Cap Growth Funds had loans outstanding in the amounts of $1,808,000, $5,661,000, and $236,000, respectively.

115	Semi-Annual Report | December 31, 2012 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

8. Redemption Fees

In Ultra-Small Company Market and Small-Cap Momentum Funds, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the appropriate Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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OTHER INFORMATION

December 31, 2012 (Unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2012 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

117	Semi-Annual Report | December 31, 2012 (Unaudited)

DISCLOSURE OF FUND EXPENSES

December 31, 2012 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Small-Cap Momentum Funds under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2012 and held until December 31, 2012.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/12	Ending Account Value at 12/31/12	Expense Ratio	Expenses Paid During Period* 7/1/12 - 12/31/12

Bridgeway Aggressive Investors 1
Actual Fund Return	$1,000.00	$1,119.20	0.77%	$4.11
Hypothetical Fund Return	$1,000.00	$1,021.32	0.77%	$3.92

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$1,101.10	1.21%	$6.41
Hypothetical Fund Return	$1,000.00	$1,019.11	1.21%	$6.16

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$1,052.10	0.75%	$3.88
Hypothetical Fund Return	$1,000.00	$1,021.42	0.75%	$3.82

Bridgeway Small-Cap Momentum Fund
Actual Fund Return	$1,000.00	$1,063.60	0.90%	$4.68
Hypothetical Fund Return	$1,000.00	$1,020.67	0.90%	$4.58

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,045.60	0.94%	$4.85
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,111.10	0.93%	$4.95
Hypothetical Fund Return	$1,000.00	$1,020.52	0.93%	$4.74

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DISCLOSURE OF FUND EXPENSES (continued)

December 31, 2012 (Unaudited)

	Beginning Account Value at 7/1/12	Ending Account Value at 12/31/12	Expense Ratio	Expenses Paid During Period* 7/1/12 - 12/31/12

Bridgeway Large-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,067.10	0.84%	$4.38
Hypothetical Fund Return	$1,000.00	$1,020.97	0.84%	$4.28

Bridgeway Blue Chip 35 Index Fund
Actual Fund Return	$1,000.00	$1,047.60	0.15%	$0.77
Hypothetical Fund Return	$1,000.00	$1,024.45	0.15%	$0.77

Bridgeway Managed Volatility
Actual Fund Return	$1,000.00	$1,021.00	0.94%	$4.79
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six- month period (184) divided by the number of days in the fiscal year (365).

119	Semi-Annual Report | December 31, 2012 (Unaudited)

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BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

Semi-Annual Report

December 31, 2012 (Unaudited)

OMNI SMALL-CAP VALUE	BOSVX

OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX

www.bridgewayomni.com

Bridgeway Funds Standardized Returns as of December 31, 2012 (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Omni Small-Cap Value	3.11%	9.80%	17.74%	NA	NA	16.31%	8/31/2011	0.84%[1]	0.60%[1]
Omni Tax-Managed Small-Cap Value	3.23%	9.19%	16.62%	NA	NA	5.03%	12/31/2010	0.90%[1]	0.60%[1]

1 Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

2 Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2012.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgewayomni.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgewayomni.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2012

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data, and evidence to develop investment solutions. Our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are constructed based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who take a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Rasool Shaik	Christine L. Wang

Market Review

The domestic equity market experienced volatility during the fourth quarter of 2012. October started with negative returns, but rallied to end the month nearly unchanged. November was mixed, but December provided positive performance, pulling segments of the market (the smaller and more value segments) in the black for the quarter. Broad market returns for the quarter were up 0.25% as represented by the Russell 3000 Index. Value stocks generally outperformed growth stocks with mid-cap value stocks leading the way as represented by the Russell Mid-Cap Value Index, up 3.93%.

For the calendar year ended December 31, 2012, broad market stocks were up 16.42% as represented by the Russell 3000 Index. Returns among value stocks outperformed growth stocks across the market cap spectrum. Mid-cap value stocks led the way, up 18.51% as represented by the Russell Mid-Cap Value Index, followed closely by small-cap value stocks, up 18.05% as represented by the Russell 2000 Value Index.

The following table presents returns for broad market, small-cap, mid-cap, and large-cap stocks as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in returns among U.S. stocks.

Russell Style-Based Indexes Ranked by Performance for the Quarter and Calendar Year Ended December 31, 2012

	Quarter	Calendar Year
Best Performing	Russell Mid-Cap Value Index +3.93%	Russell Mid-Cap Value Index +18.51%
	Russell 2000 Value Index +3.22%	Russell 2000 Value Index +18.05%
	Russell Mid-Cap Growth Index +1.69%	Russell 3000 Value Index +17.55%
	Russell 3000 Value Index +1.65%	Russell 1000 Value Index +17.51%
	Russell 1000 Value Index +1.52%	Russell Mid-Cap Growth Index +15.81%
	Russell 2000 Growth Index +0.45%	Russell 1000 Growth Index +15.26%
	Russell 3000 Growth Index -1.19%	Russell 3000 Growth Index +15.21%
Worst Performing	Russell 1000 Growth Index -1.32%	Russell 2000 Growth Index +14.59%

The Bridgeway Omni Funds in this semi-annual report are asset class exposure strategies that seek broad diversification and risk premium exposure with low tracking error. These Funds were designed to capture the size and style benefits within a specific asset class.

www.bridgewayomni.com	1

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2012

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2012, total returns were 3.11% for the Fund and 3.22% for the Russell 2000 Value Index.

For the six-month “semi-annual” period ended December 31, 2012, total returns were 9.80% for the Fund and 9.07% for the Russell 2000 Value Index.

For the calendar year ended December 31, 2012, total returns were 17.74% for the Fund and 18.05% for the Russell 2000 Value Index.

The table below presents our quarter, six-month, one-year and inception-to-date financial results. See below for a graph of performance since inception.

Standardized Returns as of December 31, 2012

				Annualized
	Quarter	6 Months	1 Year	Since Inception (8/31/11)

Omni Small-Cap Value Fund	3.11%	9.80%	17.74%	16.31%
Russell 2000 Value Index	3.22%	9.07%	18.05%	16.05%
Performance figures quoted in the table above and the graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

Omni Small-Cap Value Fund vs. Russell 2000 Value Index from Inception 8/31/11 to 12/31/12

2	Semi-Annual Report | December 31, 2012 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2012, we held 594 such stocks in a market cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund returns were driven by the fact that returns for small value stocks were positive and outperformed small growth stocks as well as large stocks. Our design tilt toward deeper value and smaller stocks hurt our performance. Sector performance varied greatly and our underweighting in the poor performing Utilities sector helped our performance for the quarter.

Detailed Explanation of Calender Year Performance

Our smaller cap dominance and deeper value tilt hurt the performance for the fiscal year. We were overweighted in the Consumer Discretionary sector, the best performing sector, which helped the Fund’s return. That was offset by our underweighting in the Financials sector which also performed well for the year.

Top Ten Holdings as of December 31, 2012

Rank Description		Industry	% of Net Assets
1	Worthington Industries, Inc.	Metals & Mining	0.9%
2	ANN, Inc.	Specialty Retail	0.9%
3	Group 1 Automotive, Inc.	Specialty Retail	0.9%
4	Cooper Tire & Rubber Co.	Auto Components	0.8%
5	Exterran Holdings, Inc.	Energy Equipment & Services	0.8%
6	Cloud Peak Energy, Inc.	Oil, Gas & Consumable Fuels	0.7%
7	KapStone Paper & Packaging Corp.	Paper & Forest Products	0.7%
8	Alon USA Energy, Inc.	Oil, Gas & Consumable Fuels	0.7%
9	Avis Budget Group, Inc.	Road & Rail	0.7%
10	Brink’s Co. (The)	Commercial Services & Supplies	0.7%
	Total		7.8%

Industry Sector Representation as of December 31, 2012

	% of Portfolio	% of Russell 2000 Value Index	Difference
Consumer Discretionary	22.3%	11.9%	10.4%
Consumer Staples	4.6%	2.5%	2.1%
Energy	8.8%	6.4%	2.4%
Financials	23.1%	37.0%	-13.9%
Health Care	4.2%	4.4%	-0.2%
Industrials	15.5%	13.1%	2.4%
Information Technology	9.9%	12.1%	-2.2%
Materials	9.2%	5.8%	3.4%
Telecommunication Services	1.6%	0.6%	1.0%
Utilities	0.0%	6.2%	-6.2%
Cash & Other Assets	0.8%	0.0%	0.8%
Total	100.0%	100.0%

www.bridgewayomni.com	3

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, December 31, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

4	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 98.99%
Aerospace & Defense - 0.68%
AAR Corp.	32,000	$ 597,760
Astrotech Corp.*	30,000	26,700
Ducommun, Inc.*	16,300	263,571
EDAC Technologies Corp.*	6,900	85,146
Orbital Sciences Corp.*	28,150	387,625
Sypris Solutions, Inc.	26,100	103,356

		1,464,158

Air Freight & Logistics - 0.37%
Air Transport Services Group, Inc.*	64,600	259,046
Atlas Air Worldwide Holdings, Inc.*	5,300	234,843
Pacer International, Inc.*	28,400	110,760
Park-Ohio Holdings Corp.*	8,700	185,397

		790,046

Airlines - 1.52%
Hawaiian Holdings, Inc.*	41,334	271,564
JetBlue Airways Corp.*+	184,950	1,056,065
Republic Airways Holdings, Inc.*	34,000	193,120
SkyWest, Inc.	33,800	421,148
US Airways Group, Inc.*	97,900	1,321,650

		3,263,547

Auto Components - 2.12%
China Automotive Systems, Inc.*+	22,400	107,296
China XD Plastics Co., Ltd.*	50,900	195,456
Cooper Tire & Rubber Co.	70,100	1,777,736
Exide Technologies*	35,000	119,700
Federal-Mogul Corp.*	54,000	433,080
Modine Manufacturing Co.*	10,000	81,300
Shiloh Industries, Inc.	4,700	48,410
SORL Auto Parts, Inc.*	29,900	73,853
Spartan Motors, Inc.	14,950	73,703
Standard Motor Products, Inc.	38,000	844,360
Stoneridge, Inc.*	55,900	286,208
Strattec Security Corp.	1,300	33,553
Superior Industries International, Inc.	12,200	248,880
Tower International, Inc.*	28,900	232,645

		4,556,180

Beverages - 0.22%
Coca-Cola Bottling Co. Consolidated	7,200	478,800

Building Products - 0.69%
Ameresco, Inc., Class A*	27,000	264,870

Industry Company	Shares	Value

Building Products (continued)
Gibraltar Industries, Inc.*	11,250	$ 179,100
Griffon Corp.	28,800	330,048
Nortek, Inc.*	4,800	318,000
Patrick Industries, Inc.*	10,300	160,268
Universal Forest Products, Inc.	5,800	220,632

		1,472,918

Capital Markets - 1.92%
Calamos Asset Management, Inc., Class A	43,500	459,795
Capital Southwest Corp.	5,600	557,928
CIFC Corp.*	35,400	283,200
Cowen Group, Inc., Class A*	67,700	165,865
FBR & Co.*	86,400	334,368
INTL. FCStone, Inc.*	12,500	217,625
Investment Technology Group, Inc.*	57,050	513,450
NGP Capital Resources Co.	100	722
Oppenheimer Holdings, Inc., Class A	15,300	264,231
Piper Jaffray Cos.*	11,400	366,282
SWS Group, Inc.*	41,200	217,948
Walter Investment Management Corp.*	17,200	739,944

		4,121,358

Chemicals - 3.37%
China Green Agriculture, Inc.*+	36,800	121,072
Core Molding Technologies, Inc.*	6,200	40,920
Georgia Gulf Corp.+	31,950	1,318,896
Gulf Resources, Inc.*+	42,400	49,184
Koppers Holdings, Inc.	10,700	408,205
Kraton Performance Polymers, Inc.*	48,350	1,161,851
Material Sciences Corp.*	5,200	46,956
OM Group, Inc.*	52,800	1,172,160
OMNOVA Solutions, Inc.*	45,650	320,006
Penford Corp.*	18,400	135,792
Schulman (A.), Inc.	30,900	893,937
Stepan Co.	6,000	333,240
Tredegar Corp.	28,800	588,096
Yongye International, Inc.*+	62,400	363,792
Zep, Inc.	19,400	280,136

		7,234,243

Commercial Banks - 11.85%
1st Source Corp.	17,252	381,097

www.bridgewayomni.com	5

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Access National Corp.	2,700	$35,100
Ameris Bancorp*	41,900	523,331
BancorpSouth, Inc.	64,850	942,919
Banner Corp.	11,450	351,858
BCB Bancorp, Inc.	10,400	97,136
BNC Bancorp+	6,000	48,060
C&F Financial Corp.+	1,200	46,728
Capital City Bank Group, Inc.*	28,150	320,065
Central Valley Community Bancorp	20,000	155,200
Chemical Financial Corp.	12,500	297,000
CoBiz Financial, Inc.	16,600	124,002
Columbia Banking System, Inc.	37,318	669,485
Enterprise Financial Services Corp.	33,500	437,845
Farmers Capital Bank Corp.*	7,300	89,425
Fidelity Southern Corp.*+	17,249	164,728
First Bancorp	7,600	97,432
First Bancorp, Inc.	1,295	21,329
First BanCorp. (Puerto Rico)*+	262,800	1,203,624
First Busey Corp.	25,300	117,645
First Business Financial Services, Inc.	1,200	27,540
First Commonwealth Financial Corp.	158,300	1,079,606
First Community Bancshares, Inc.	35,000	558,950
First Financial Bancorp	38,600	564,332
First Interstate Bancsystem, Inc.	20,200	311,686
First M&F Corp.	2,700	18,819
First Merchants Corp.	44,311	657,575
First Midwest Bancorp, Inc.	78,000	976,560
First United Corp.*	9,200	65,964
Firstbank Corp.	14,800	153,772
Glacier Bancorp, Inc.	55,200	811,992
Great Southern Bancorp, Inc.	6,000	152,700
Hanmi Financial Corp.*	50,050	680,180
Heartland Financial USA, Inc.	7,350	192,202
Horizon Bancorp	3,150	61,898
Hudson Valley Holding Corp.	22,800	354,996
Independent Bank Corp.*	3,800	13,300
International Bancshares Corp.	65,687	1,185,650
Intervest Bancshares Corp., Class A*	32,800	127,592

Industry Company	Shares	Value

Commercial Banks (continued)
Lakeland Bancorp, Inc.	32,600	$331,868
Macatawa Bank Corp.*	13,200	38,148
MainSource Financial Group, Inc.	41,750	528,972
MB Financial, Inc.	17,400	343,650
MBT Financial Corp.*	24,300	57,591
Mercantile Bank Corp.	16,800	277,200
Metro Bancorp, Inc.*	27,300	360,906
MidWestOne Financial Group, Inc.	15,000	307,650
NewBridge Bancorp*	7,000	32,410
Orrstown Financial Services, Inc.*	5,600	54,936
Peapack Gladstone Financial Corp.	5,420	76,314
Peoples Bancorp, Inc.	19,700	402,471
Pinnacle Financial Partners, Inc.*	18,700	352,308
Premier Financial Bancorp, Inc.	4,200	45,486
PrivateBancorp, Inc.	74,750	1,145,170
Renasant Corp.	32,512	622,280
Republic Bancorp, Inc., Class A	20,950	442,674
S&T Bancorp, Inc.	22,000	397,540
SCBT Financial Corp.	14,506	582,851
Sierra Bancorp	9,300	106,299
Southwest Bancorp, Inc.*	32,900	368,480
State Bank Financial Corp.	36,500	579,620
StellarOne Corp.	8,100	114,534
Suffolk Bancorp*	24,396	319,588
Sun Bancorp, Inc.*	123,400	436,836
Taylor Capital Group, Inc.*+	641	11,570
Trico Bancshares	21,600	361,800
Union First Market Bankshares Corp.	11,700	184,509
United Community Banks, Inc.*	35,650	335,823
Univest Corp. of Pennsylvania	14,300	244,530
Virginia Commerce Bancorp, Inc.*	60,350	540,132
WesBanco, Inc.	18,900	419,958
Wilshire Bancorp, Inc.*	57,300	336,351
Wintrust Financial Corp.	12,800	469,760
Yadkin Valley Financial Corp.*	28,600	84,084

		25,433,622

Commercial Services & Supplies - 6.17%
ABM Industries, Inc.	38,700	772,065

6	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Services & Supplies (continued)
American Reprographics Co.*	125,850	$322,176
AMREP Corp.*	9,700	145,888
Asset Acceptance Capital Corp.*	31,500	141,750
Brink’s Co. (The)	49,150	1,402,250
Casella Waste Systems, Inc., Class A*	20,650	90,447
Consolidated Graphics, Inc.*	18,675	652,131
Courier Corp.	9,200	101,200
Deluxe Corp.	40,600	1,308,944
EnergySolutions, Inc.*	288,000	898,560
Geo Group, Inc. (The)	41,800	1,178,760
Herman Miller, Inc.	29,300	627,606
HNI Corp.	31,500	946,890
Industrial Services of America, Inc.*+	6,000	14,280
Intersections, Inc.	31,300	296,724
Kimball International, Inc., Class B	67,200	780,192
Metalico, Inc.*	63,000	123,480
Multi-Color Corp.	22,400	537,376
Perma-Fix Environmental Services*	41,000	27,925
Standard Parking Corp.*	13,750	302,362
Standard Register Co. (The)	11,450	7,214
Sykes Enterprises, Inc.*	21,900	333,318
TMS International Corp., Class A*	42,100	527,092
TRC Cos., Inc.*	31,650	184,203
United Stationers, Inc.	32,600	1,010,274
Versar, Inc.*	8,900	34,354
Viad Corp.	17,400	472,584

		13,240,045

Communications Equipment - 0.65%
Bel Fuse, Inc., Class B	13,500	263,925
Black Box Corp.	18,250	444,205
Communications Systems, Inc.	1,000	10,400
Globecomm Systems, Inc.*	31,200	352,560
Harmonic, Inc.*	28,700	145,509
Tessco Technologies, Inc.	6,650	147,231
Zoom Technologies, Inc.*	43,200	24,192

		1,388,022

Computers & Peripherals - 0.28%
Dot Hill Systems Corp.*	35,800	33,563
Hutchinson Technology, Inc.*	62,900	125,800
Imation Corp.*	17,300	80,791

Industry Company	Shares	Value

Computers & Peripherals (continued)
Novatel Wireless, Inc.*	71,100	$95,274
Xyratex, Ltd.+	30,200	253,982

		589,410

Construction & Engineering - 0.60%
Argan, Inc.	18,600	334,800
Michael Baker Corp.	3,400	84,762
Northwest Pipe Co.*	13,400	319,724
Orion Marine Group, Inc.*	10,800	78,948
Primoris Services Corp.	18,800	282,752
Sterling Construction Co., Inc.*	18,250	181,405

		1,282,391

Construction Materials - 0.34%
Headwaters, Inc.*	84,800	725,888

Consumer Finance - 0.82%
Atlanticus Holdings Corp.*+	3,737	12,519
Cash America International, Inc.	10,200	404,634
DFC Global Corp.*	19,600	362,796
First Marblehead Corp. (The)*	159,100	123,605
Nelnet, Inc., Class A	25,800	768,582
QC Holdings, Inc.	27,300	88,452

		1,760,588

Containers & Packaging - 0.73%
AEP Industries, Inc.*	5,550	328,726
Boise, Inc.	127,050	1,010,048
Myers Industries, Inc.	15,600	236,340

		1,575,114

Distributors - 0.15%
Core-Mark Holding Co., Inc.	5,600	265,160
VOXX International Corp.*	9,700	65,281

		330,441

Diversified Consumer Services - 1.04%
Cambium Learning Group, Inc.*	18,950	21,034
Capella Education Co.*	9,700	273,831
Career Education Corp.*	38,800	136,576
Carriage Services, Inc.	13,950	165,587
Corinthian Colleges, Inc.*	2,750	6,710
Learning Tree International, Inc.*	11,700	63,765
Lincoln Educational Services Corp.	37,025	206,970
Mac-Gray Corp.	11,100	139,305

www.bridgewayomni.com	7

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Diversified Consumer Services (continued)
Regis Corp.	60,450	$ 1,022,814
Universal Technical Institute, Inc.	18,500	185,740

		2,222,332

Diversified Financial Services - 0.86%
Gain Capital Holdings, Inc.	47,599	194,680
Interactive Brokers Group, Inc., Class A	21,150	289,332
MicroFinancial, Inc.	13,746	100,071
PHH Corp.*+	55,550	1,263,762

		1,847,845

Diversified Telecommunication Services - 1.19%
Atlantic Tele-Network, Inc.	14,200	521,282
Cbeyond, Inc.*	26,550	240,012
Consolidated Communications Holdings, Inc.	22,300	355,016
General Communication, Inc., Class A*	59,550	571,084
Hawaiian Telcom Holdco, Inc.*	10,200	198,900
HickoryTech Corp.	6,000	58,380
IDT Corp., Class B	25,275	241,124
Iridium Communications, Inc.*+	29,800	200,852
Multiband Corp.*+	9,700	16,005
Primus Telecommunications Group, Inc.+	13,700	148,919

		2,551,574

Electrical Equipment - 0.53%
Allied Motion Technologies, Inc.+	17,400	113,448
China BAK Battery, Inc.*	360	572
Coleman Cable, Inc.	18,400	170,568
General Cable Corp.*	3,900	118,599
Global Power Equipment Group, Inc.	13,972	239,620
Lihua International, Inc.	31,250	137,188
LSI Industries, Inc.	36,100	253,061
Orion Energy Systems, Inc.*	35,000	58,100
SL Industries, Inc.	1,650	29,700
Ultralife Corp.*	7,350	23,814

		1,144,670

Electronic Equipment, Instruments & Components - 3.42%
Agilysys, Inc.*	14,400	120,528
IEC Electronics Corp.*	800	5,408
Insight Enterprises, Inc.*	29,800	517,626

Industry Company	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Itron, Inc.*	13,100	$ 583,605
Kemet Corp.*	58,850	296,016
LoJack Corp.*	8,000	22,320
Multi-Fineline Electronix, Inc.*	7,600	153,596
Newport Corp.*	26,000	349,700
PAR Technology Corp.*	29,000	142,100
PC Connection, Inc.	12,000	138,000
PC Mall, Inc.*	5,600	34,776
Plexus Corp.*	40,200	1,037,160
Power-One, Inc.*+	8,800	36,168
Sanmina Corp.*	102,150	1,130,800
SMTC Corp.*+	10,700	25,787
SYNNEX Corp.*	35,900	1,234,242
TTM Technologies, Inc.*	151,725	1,395,870
Vishay Precision Group, Inc.*	9,048	119,615

		7,343,317

Energy Equipment & Services - 2.91%
Basic Energy Services, Inc.*+	49,000	559,090
Cal Dive International, Inc.*	176,850	305,951
Dawson Geophysical Co.*	26,000	685,880
ENGlobal Corp.*	71,200	37,736
Exterran Holdings, Inc.*	79,800	1,749,216
Global Geophysical Services, Inc.*	41,500	159,775
Key Energy Services, Inc.*	102,600	713,070
Parker Drilling Co.*	184,950	850,770
PHI, Inc.*	6,900	231,081
Pioneer Energy Services Corp.*	63,000	457,380
TGC Industries, Inc.	11,655	95,454
Vantage Drilling Co.*	45,400	83,082
Willbros Group, Inc.*	60,300	323,208

		6,251,693

Food & Staples Retailing - 2.38%
Andersons, Inc. (The)	25,400	1,089,660
Ingles Markets, Inc., Class A	22,400	386,624
Nash Finch Co.	20,300	431,984
Pantry, Inc. (The)*	20,800	252,304
Spartan Stores, Inc.	16,700	256,512
SUPERVALU, Inc.+	268,100	662,207
Susser Holdings Corp.*	18,850	650,136
Village Super Market, Inc., Class A	13,000	427,180

8	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Food & Staples Retailing (continued)
Weis Markets, Inc.	24,300	$951,831

		5,108,438

Food Products - 1.32%
Chiquita Brands
International, Inc.*	18,800	155,100
Diamond Foods, Inc.+	15,300	209,151
Dole Food Co., Inc.*	40,700	466,829
Farmer Bros. Co.*	12,700	183,261
Feihe International, Inc.*+	13,800	91,080
Fresh Del Monte Produce, Inc.	33,800	890,630
John B. Sanfilippo & Son, Inc.	9,200	167,256
Omega Protein Corp.*	23,650	144,738
Seneca Foods Corp., Class A*	5,200	158,080
SkyPeople Fruit Juice, Inc.*+	62,900	126,429
Zhongpin, Inc.*	18,700	240,108

		2,832,662

Health Care Equipment & Supplies - 0.27%
Alphatec Holdings, Inc.*	124,200	204,930
DynaVox, Inc., Class A*	66,300	24,531
Fonar Corp.*	17,700	76,641
Invacare Corp.	14,350	233,905
RTI Biologics, Inc.*	1,600	6,832
Theragenics Corp.*	20,000	31,800

		578,639

Health Care Providers & Services - 3.86%
Addus HomeCare Corp.*	4,800	34,176
Almost Family, Inc.	4,250	86,105
Amedisys, Inc.*	13,150	148,200
AMN Healthcare Services, Inc.*	44,134	509,748
Amsurg Corp.*	28,550	856,785
BioScrip, Inc.*	24,550	264,403
CardioNet, Inc.*	74,500	169,860
Cross Country Healthcare, Inc.*	24,050	115,440
Emeritus Corp.*	31,200	771,264
Ensign Group, Inc. (The)	9,450	256,946
Five Star Quality Care, Inc.*	21,300	106,713
Healthways, Inc.*	15,150	162,105
Kindred Healthcare, Inc.*	28,550	308,911
Molina Healthcare, Inc.*	41,650	1,127,049
PharMerica Corp.*	44,350	631,544
Providence Service Corp. (The)*	16,000	271,840

Industry Company	Shares	Value

Health Care Providers & Services (continued)
Select Medical Holdings Corp.	118,800	$1,120,284
Skilled Healthcare Group, Inc., Class A*	46,748	297,785
Triple-S Management Corp., Class B*	39,900	736,953
Universal American Corp.	35,100	301,509

		8,277,620

Hotels, Restaurants & Leisure - 5.22%
Ark Restaurants Corp.	1,600	26,960
Bob Evans Farms, Inc.	21,275	855,255
Boyd Gaming Corp.*+	136,100	903,704
Carrols Restaurant Group, Inc.*	18,025	107,790
CEC Entertainment, Inc.	21,650	718,564
Cracker Barrel Old Country Store, Inc.	20,600	1,323,756
DineEquity, Inc.*	10,300	690,100
Dover Downs Gaming & Entertainment, Inc.	12,500	27,500
Einstein Noah Restaurant Group, Inc.	19,225	234,737
Famous Dave’s of America, Inc.*	3,400	31,246
Fiesta Restaurant Group, Inc.*	18,025	276,143
Frisch’s Restaurants, Inc.	6,800	125,800
Full House Resorts, Inc.*	8,400	28,980
Isle of Capri Casinos, Inc.*	53,600	300,160
Jack in the Box, Inc.*	36,050	1,031,030
Kona Grill, Inc.*	4,100	35,547
Lakes Entertainment, Inc.*	22,700	68,100
Luby’s, Inc.*	12,600	84,294
Marcus Corp.	13,350	166,474
Monarch Casino & Resort, Inc.*	29,400	320,754
MTR Gaming Group, Inc.*	40,600	169,302
Nevada Gold & Casinos, Inc.*	7,800	6,006
Pinnacle Entertainment, Inc.*	47,450	751,134
Red Robin Gourmet Burgers, Inc.*	6,800	239,972
Ruby Tuesday, Inc.*	103,600	814,296
Ruth’s Hospitality Group, Inc.*	44,000	319,880
Scientific Games Corp., Class A*	41,350	358,504
Sonic Corp.*	70,000	728,700
Speedway Motorsports, Inc.	7,700	137,368

www.bridgewayomni.com	9

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Town Sports International Holdings, Inc.	30,000	$ 319,500

		11,201,556

Household Durables - 1.19%
Bassett Furniture Industries, Inc.	21,900	273,093
CSS Industries, Inc.	11,800	258,302
Flexsteel Industries, Inc.	4,900	105,105
Hooker Furniture Corp.	10,900	158,377
La-Z-Boy, Inc.	21,800	308,470
Libbey, Inc.*	30,649	593,058
Lifetime Brands, Inc.	9,700	102,917
NACCO Industries, Inc., Class A	9,250	561,383
Stanley Furniture Co., Inc.*	44,900	202,050

		2,562,755

Household Products - 0.61%
Central Garden & Pet Co., Class A*	31,750	331,788
Harbinger Group, Inc.*	115,200	885,888
Oil-Dri Corp. of America	3,150	86,940

		1,304,616

Independent Power Producers & Energy Traders - 0.03%
Genie Energy, Ltd., Class B	10,275	72,952

Insurance - 5.08%
American Equity Investment Life Holding Co.	69,850	852,868
American Safety Insurance Holdings, Ltd.*	17,200	325,424
Crawford & Co., Class B	73,674	587,919
Eastern Insurance Holdings, Inc.	15,400	263,032
EMC Insurance Group, Inc.	5,800	138,504
FBL Financial Group, Inc., Class A	13,950	477,229
Fortegra Financial Corp.*	24,185	215,005
Hallmark Financial Services, Inc.*	19,100	179,349
Homeowners Choice, Inc.+	9,900	205,821
Horace Mann Educators Corp.	31,200	622,752
Independence Holding Co.	19,326	183,984
Infinity Property & Casualty Corp.	11,400	663,936
Maiden Holdings, Ltd.	57,600	529,344
Meadowbrook Insurance Group, Inc.	122,250	706,605

Industry Company	Shares	Value

Insurance (continued)
Montpelier Re Holdings, Ltd.	46,400	$ 1,060,704
National Financial Partners Corp.*	19,150	328,231
National Western Life Insurance Co., Class A	1,625	256,328
Navigators Group, Inc. (The)*	5,900	301,313
Selective Insurance Group, Inc.	24,250	467,297
State Auto Financial Corp.	18,100	270,414
Stewart Information Services Corp.	8,650	224,900
Symetra Financial Corp.	75,950	985,831
Tower Group, Inc.	11,300	200,801
United Fire Group, Inc.	27,500	600,600
Universal Insurance Holdings, Inc.	56,816	248,854

		10,897,045

Internet & Catalog Retail - 0.46%
1-800-Flowers.com, Inc., Class A*	74,150	272,131
dELiA*s, Inc.*	13,300	15,561
Nutrisystem, Inc.+	29,800	244,062
Orbitz Worldwide, Inc.*	118,900	323,408
Overstock.com, Inc.*+	9,800	140,238

		995,400

Internet Software & Services - 1.15%
Digital River, Inc.*	29,100	418,749
EarthLink, Inc.	113,700	734,502
Monster Worldwide, Inc.*+	65,100	365,862
QuinStreet, Inc.*+	20,000	134,400
Tucows, Inc.*	76,800	110,592
United Online, Inc.	126,900	709,371

		2,473,476

IT Services - 2.38%
Acxiom Corp.*	56,050	978,633
Analysts International Corp.*	2,800	8,848
CACI International, Inc., Class A*	21,400	1,177,642
CIBER, Inc.*	32,350	108,049
CSG Systems International, Inc.*	27,450	499,041
Dynamics Research Corp.*	10,300	60,255
Edgewater Technology, Inc.*	5,600	21,280
Global Cash Access Holdings, Inc.*	51,500	403,760
Hackett Group, Inc. (The)	22,300	95,444

10	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
IT Services (continued)
Lender Processing Services, Inc.	10,700	$ 263,434
Mantech International Corp., Class A+	50,600	1,312,564
NCI, Inc., Class A*	6,100	28,609
Online Resources Corp.*	53,250	120,877
Pfsweb, Inc.*	10,300	29,252

		5,107,688

Leisure Equipment & Products - 0.39%
Arctic Cat, Inc.*	8,400	280,476
Johnson Outdoors, Inc., Class A*	15,700	312,744
Nautilus, Inc.*	53,900	189,189
Summer Infant, Inc.*	34,100	59,334

		841,743

Life Sciences Tools & Services - 0.07%
Cambrex Corp.*	13,150	149,647

Machinery - 1.77%
Accuride Corp.*	61,900	198,699
Albany International Corp., Class A	11,350	257,418
Ampco-Pittsburgh Corp.	3,800	75,924
Briggs & Stratton Corp.	24,300	512,244
China Valves Technology, Inc.*	56,500	25,425
Cleantech Solutions International, Inc.*+	11,500	45,425
Columbus McKinnon Corp.*	18,500	305,620
Commercial Vehicle Group, Inc.*	39,100	321,011
FreightCar America, Inc.	14,200	318,364
Greenbrier Cos., Inc.*	10,200	164,934
Hyster-Yale Materials Handling, Inc.	6,100	297,680
LB Foster Co., Class A	3,900	169,416
Lydall, Inc.*	8,200	117,588
Miller Industries, Inc.	10,400	158,600
Mueller Water Products, Inc., Class A	92,000	516,120
NF Energy Saving Corp.*	29,200	29,784
NN, Inc.*	17,950	164,422
Supreme Industries, Inc., Class A*	34,100	116,281

		3,794,955

Marine - 0.23%
Baltic Trading, Ltd.	42,800	127,544
Eagle Bulk Shipping, Inc.*+	19,000	28,500
Excel Maritime Carriers, Ltd.*	99,400	43,239

Industry Company	Shares	Value

Marine (continued)
Genco Shipping & Trading, Ltd.*+	45,200	$ 157,748
International Shipholding Corp.	8,050	132,664

		489,695

Media - 1.99%
AH Belo Corp., Class A	41,700	193,905
Ballantyne Strong, Inc.*	14,000	46,200
Belo Corp., Class A	28,550	218,978
Cumulus Media, Inc., Class A*	25,200	67,284
Dex One Corp.*	97,100	153,418
E.W. Scripps Co., Class A (The)*	26,500	286,465
Entercom Communications Corp., Class A*	46,545	324,884
Entravision Communications Corp., Class A	38,300	63,578
Gray Television, Inc.*	99,550	219,010
Journal Communications, Inc., Class A*	57,100	308,911
Lee Enterprises, Inc.*	43,200	49,248
Media General, Inc., Class A*+	15,300	65,790
New York Times Co., Class A (The)*	93,850	800,541
Radio One, Inc., Class D*	23,100	17,556
Reading International, Inc., Class A*	10,700	64,307
Salem Communications Corp., Class A	24,800	135,408
Scholastic Corp.	18,250	539,470
Valassis Communications, Inc.+	28,100	724,418

		4,279,371

Metals & Mining - 1.86%
Friedman Industries, Inc.	3,000	30,360
Golden Star Resources, Ltd.*	343,000	631,120
Handy & Harman, Ltd.*	12,500	188,375
Horsehead Holding Corp.*	7,800	79,638
Jaguar Mining, Inc.*+	168,800	106,597
Materion Corp.	16,600	427,948
Noranda Aluminum Holding Corp.	89,850	548,984
Worthington Industries, Inc.	76,200	1,980,438

		3,993,460

Multiline Retail - 0.53%
Bon-Ton Stores, Inc. (The)	25,950	314,514

www.bridgewayomni.com	11

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Multiline Retail (continued)
Fred’s, Inc., Class A	46,200	$ 614,922
Tuesday Morning Corp.*	34,600	216,250

		1,145,686

Oil, Gas & Consumable Fuels - 5.84%
Adams Resources & Energy, Inc.	9,500	333,165
Alon USA Energy, Inc.	83,100	1,503,279
Bill Barrett Corp.*	11,200	199,248
BioFuel Energy Corp.*+	10,900	40,112
Callon Petroleum Co.*	57,300	269,310
Clayton Williams Energy, Inc.*+	16,000	640,000
Cloud Peak Energy, Inc.*	82,800	1,600,524
Comstock Resources, Inc.*	31,100	470,543
Crimson Exploration, Inc.*	85,250	233,585
Crosstex Energy, Inc.	59,450	852,513
Delek US Holdings, Inc.	46,600	1,179,912
Double Eagle Petroleum Co.*	17,600	69,344
EPL Oil & Gas, Inc.*	21,500	484,825
Forest Oil Corp.*	47,600	318,444
Green Plains Renewable Energy, Inc.*	58,200	460,362
James River Coal Co.*+	22,400	71,680
Longwei Petroleum Investment Holding, Ltd.*+	100,300	211,633
Penn Virginia Corp.	78,000	343,980
PostRock Energy Corp.*	12,000	17,760
REX American Resources Corp.*	12,800	246,912
Sino Clean Energy, Inc.*	50,300	5,533
Stone Energy Corp.*	42,100	863,892
Swift Energy Co.*	45,400	698,706
W&T Offshore, Inc.+	74,600	1,195,838
Warren Resources, Inc.*	79,600	223,676

		12,534,776

Paper & Forest Products - 2.62%
Clearwater Paper Corp.*	7,600	297,616
KapStone Paper & Packaging Corp.	68,650	1,523,343
Mercer International, Inc.*	77,250	553,110
Neenah Paper, Inc.	20,200	575,094
Orient Paper, Inc.	37,000	66,230
PH Glatfelter Co.	53,450	934,306
Resolute Forest Products*+	77,000	1,019,480
Wausau Paper Corp.	76,200	659,892

		5,629,071

Industry Company	Shares	Value

Personal Products - 0.06%
Nutraceutical International Corp.	7,700	$ 127,358
Synutra International, Inc.*	300	1,389

		128,747

Professional Services - 1.28%
Barrett Business Services, Inc.	10,100	384,709
CBIZ, Inc.*	42,775	252,800
CDI Corp.	15,400	263,802
CRA International, Inc.*	13,800	272,826
Dolan Co. (The)*	56,200	218,618
Hudson Global, Inc.*	32,300	144,704
ICF International, Inc.*	7,150	167,596
Insperity, Inc.	15,400	501,424
Kelly Services, Inc., Class A	13,600	214,064
Navigant Consulting, Inc.*	11,000	122,760
RCM Technologies, Inc.	6,100	30,805
VSE Corp.	6,700	164,217

		2,738,325

Road & Rail - 1.16%
Arkansas Best Corp.	25,000	238,750
Avis Budget Group, Inc.*	70,750	1,402,265
Celadon Group, Inc.	8,400	151,788
Covenant Transportation Group, Inc., Class A*	5,300	29,309
Marten Transport, Ltd.	8,150	149,879
Saia, Inc.*	15,750	364,140
Universal Truckload Services, Inc.	7,809	142,514
USA Truck, Inc.*	300	1,029

		2,479,674

Semiconductors & Semiconductor Equipment - 1.87%
Advanced Energy Industries, Inc.*	11,800	162,958
Amkor Technology, Inc.*+	124,750	530,187
AXT, Inc.*	55,200	155,112
GT Advanced Technologies, Inc.*+	96,700	292,034
Integrated Silicon Solution, Inc.*	49,000	441,000
inTEST Corp.	8,000	22,400
Kulicke & Soffa Industries, Inc.*	45,000	539,550
Magnachip Semiconductor Corp.*	38,400	611,328
Photronics, Inc.*	105,950	631,462
Spansion, Inc., Class A*	26,500	368,615

12	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
Ultra Clean Holdings*	51,600	$ 253,356

		4,008,002

Software - 0.25%
Cinedigm Digital Cinema Corp., Class A*	29,100	40,740
Majesco Entertainment Co.*	58,800	61,740
Net 1 UEPS Technologies, Inc.*	3,400	17,374
NetSol Technologies, Inc.*	31,000	184,450
TeleCommunication Systems, Inc., Class A*	92,500	228,475

		532,779

Specialty Retail - 8.19%
Aeropostale, Inc.*	29,100	378,591
ANN, Inc.*	57,600	1,949,184
Appliance Recycling Centers of America, Inc.*	5,300	6,996
Asbury Automotive Group, Inc.*	13,125	420,394
Barnes & Noble, Inc.*	73,400	1,107,606
Body Central Corp.*	26,100	259,956
Books-A-Million, Inc.*	31,600	84,056
Brown Shoe Co., Inc.	51,400	944,218
Build-A-Bear Workshop, Inc.*	8,050	30,751
Casual Male Retail Group, Inc.*	20,500	86,100
Children’s Place Retail Stores, Inc. (The)*	22,100	978,809
Citi Trends, Inc.*	28,900	397,664
Conn’s, Inc.*+	13,450	412,646
Destination Maternity Corp.	10,400	224,224
Group 1 Automotive, Inc.	30,600	1,896,894
Haverty Furniture Cos., Inc.	11,300	184,303
hhgregg, Inc.*+	55,200	387,504
Hot Topic, Inc.	29,150	281,298
Kirkland’s, Inc.*	11,550	122,314
New York & Co., Inc.*	26,200	99,822
Office Depot, Inc.*	338,900	1,111,592
OfficeMax, Inc.	130,700	1,275,632
Pep Boys-Manny, Moe & Jack (The)	52,000	511,160
Perfumania Holdings, Inc.*	7,000	34,440
RadioShack Corp.+	41,804	88,624
rue21, inc.*	8,300	235,637
Shoe Carnival, Inc.	14,700	301,203
Sonic Automotive, Inc., Class A	61,500	1,284,735
Stage Stores, Inc.	46,600	1,154,748
Stein Mart, Inc.	33,750	254,475

Industry Company	Shares	Value

Specialty Retail (continued)
Systemax, Inc.	33,700	$ 325,205
TravelCenters of America LLC*	35,400	166,380
West Marine, Inc.*	35,300	379,475
Wet Seal, Inc., Class A (The)*	72,200	199,272

		17,575,908

Textiles, Apparel & Luxury Goods - 1.41%
Crown Crafts, Inc.	24,500	122,500
Jones Group, Inc. (The)+	87,800	971,068
Lakeland Industries, Inc.*	3,300	16,401
Perry Ellis International, Inc.	25,500	507,450
Quiksilver, Inc.*	49,900	212,075
Rocky Brands, Inc.*	9,900	128,898
Skechers U.S.A., Inc., Class A*	27,000	499,500
Unifi, Inc.*	44,300	576,343

		3,034,235

Thrifts & Mortgage Finance - 2.49%
Astoria Financial Corp.	112,100	1,049,256
Bank Mutual Corp.	77,700	334,110
BankFinancial Corp.	35,100	260,442
BBX Capital Corp., Class A*+	11,000	73,700
Doral Financial Corp.*	57,100	41,346
ESB Financial Corp.	15,000	208,050
Federal Agricultural Mortgage Corp., Class C	6,500	211,250
First Defiance Financial Corp.	19,400	372,286
First Financial Holdings, Inc.	31,900	417,252
First Financial Northwest, Inc.*	35,182	265,624
First Pactrust Bancorp, Inc.	13,200	161,964
Flushing Financial Corp.	15,262	234,119
Heritage Financial Group, Inc.	16,800	231,672
Meta Financial Group, Inc.	1,400	31,920
MutualFirst Financial, Inc.	10,900	126,876
NASB Financial, Inc.*+	1,800	38,466
Provident Financial Services, Inc.	53,900	804,188
Pulaski Financial Corp.+	4,900	43,855
United Community Financial Corp.*	52,300	151,147
WSFS Financial Corp.	7,000	295,750

		5,353,273

Trading Companies & Distributors - 0.23%
Aircastle, Ltd.	24,600	308,484

www.bridgewayomni.com	13

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors (continued)
Willis Lease Finance Corp.*	12,100	$173,151

		481,635

Wireless Telecommunication Services - 0.37%
Leap Wireless International, Inc.*+	68,100	452,865
NTELOS Holdings Corp.	11,800	154,698
Shenandoah Telecommunications Co.	5,600	85,736
USA Mobility, Inc.	8,400	98,112

		791,411

TOTAL COMMON STOCKS - 98.99%		212,463,442

(Cost $190,441,291)

	Rate^	Shares	Value

MONEY MARKET FUND - 1.09%
BlackRock FedFund	0.01%	2,348,330	2,348,330

TOTAL MONEY MARKET FUND - 1.09%			2,348,330

(Cost $2,348,330)

TOTAL INVESTMENTS - 100.08%			$214,811,772
(Cost $192,789,621)
Liabilities in Excess of Other Assets - (0.08%)			(172,797)

NET ASSETS - 100.00%			$214,638,975

*     Non-income producing security.

^    Rate disclosed as of December 31, 2012.

+    This security or a portion of the security is out on loan at December 31, 2012. Total loaned securities had a value of $13,117,516 at December 31, 2012.

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 12/31/2012 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$212,463,442	$—	$—	$212,463,442
Money Market Fund	—	2,348,330	—	2,348,330

TOTAL	$212,463,442	$2,348,330	$—	$214,811,772

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)
	Common Stocks	Rights	Total
Balance as of 06/30/2012	$ 40,240	$16,167	$56,407
Purchases	—	—	—
Sales[1]	—	(51,923)	(51,923)
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/ (depreciation)[2]	—	35,756	35,756
Transfers in	—	—	—
Transfers out[3,4]	(40,240)	—	(40,240)

Balance as of 12/31/2012	$ —	$—	$—

Net change in unrealized appreciation (depreciation) from investments held as of 12/31/2012	$ —	$—	$—

[1] Sales include expiration of rights.

[2] Change in unrealized appreciation/(depreciation) for Level 3 securities is included on the Statement of Operations in the Change in Unrealized Appreciation (Depreciation) of Investments.

[3] Transfer out represents the value as of the beginning of the reporting period, for any investment security where significant transfers in the pricing level occurred during the period. The purchase value is used in situations where the investment was not held as of the beginning of the period.

[4] Transfer took place as a result of trading resuming. See Notes to Financial Statements.

14	Semi-Annual Report | December 31, 2012 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2012

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2012, total returns were 3.23% for the Fund and 3.22% for the Russell 2000 Value Index.

For the six-month “semi-annual” period ended December 31, 2012, total returns were 9.19% for the Fund and 9.07% for the Russell 2000 Value Index.

For the calendar year ended December 31, 2012, total returns were 16.62% for the Fund and 18.05% for the Russell 2000 Value Index.

The table below presents our quarter, six-month, one-year and inception-to-date financial results. See below for a graph of performance since inception.

Standardized Returns as of December 31, 2012

				Annualized
	Quarter	6 Months	1 Year	Since Inception (12/31/10)

Omni Tax-Managed Small-Cap Value Fund	3.23%	9.19%	16.62%	5.03%
Russell 2000 Value Index	3.22%	9.07%	18.05%	5.62%

Performance figures quoted in the table above and the graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

Omni Tax-Managed Small-Cap Value Fund vs. Russell 2000 Value Index from Inception 12/31/10 to 12/31/12

www.bridgewayomni.com	15

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2012, we held 651 such stocks in a market cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund returns were driven by the fact that returns for small value stocks were positive and outperformed small growth stocks as well as large stocks. Our design tilt toward deeper value and smaller stocks hurt our performance. Sector performance varied greatly and our underweighting in the poor performing Utilities sector as well as our overweighting in the solid performing Consumer Discretionary sector helped our performance for the quarter.

Detailed Explanation of Calendar Year Performance

Our smaller cap dominance and deeper value tilt hurt the performance for the fiscal year. We were overweighted in the Consumer Discretionary sector, the best performing sector, which helped the Fund’s return. That was offset by our underweighting in the Financials sector which also performed well for the year.

Top Ten Holdings as of December 31, 2012

Rank	Description	Industry	% of Net Assets
1	Mantech International Corp.	IT Services	0.7%
2	Schnitzer Steel Industries, Inc.	Metals & Mining	0.7%
3	Group 1 Automotive, Inc.	Specialty Retail	0.6%
4	Office Depot, Inc.	Specialty Retail	0.6%
5	BancorpSouth, Inc.	Commercial Banks	0.6%
6	Brink’s Co. (The)	Commercial Services & Supplies	0.6%
7	First BanCorp. (Puerto Rico)	Commercial Banks	0.6%
8	International Bancshares Corp.	Commercial Banks	0.6%
9	Benchmark Electronics, Inc.	Electronic Equipment, Instruments & Components	0.6%
10	PrivateBancorp, Inc.	Commercial Banks	0.6%
	Total		6.2%

Industry Sector Representation as of December 31, 2012

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	19.7%	11.9%	7.8%
Consumer Staples	4.2%	2.5%	1.7%
Energy	8.6%	6.4%	2.2%
Financials	26.7%	37.0%	-10.3%
Health Care	4.0%	4.4%	-0.4%
Industrials	13.7%	13.1%	0.6%
Information Technology	13.1%	12.1%	1.0%
Materials	7.5%	5.8%	1.7%
Telecommunication Services	2.3%	0.6%	1.7%
Utilities	0.0%	6.2%	-6.2%
Cash & Other Assets	0.2%	0.0%	0.2%
Total	100.0%	100.0%

16	Semi-Annual Report | December 31, 2012 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, December 31, 2012, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgewayomni.com	17

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 98.22%
Aerospace & Defense - 0.78%
AAR Corp.	31,010	$579,267
Astrotech Corp.*	32,600	29,014
Ducommun, Inc.*	12,950	209,401
Kratos Defense & Security Solutions, Inc.*	76,900	386,807
Orbital Sciences Corp.*	12,900	177,633
Sypris Solutions, Inc.	28,400	112,464

		1,494,586

Air Freight & Logistics - 0.76%
Air Transport Services Group, Inc.*	100,250	402,002
Atlas Air Worldwide Holdings, Inc.*	17,700	784,287
Pacer International, Inc.*	36,000	140,400
Park-Ohio Holdings Corp.*	6,154	131,142

		1,457,831

Airlines - 1.41%
Hawaiian Holdings, Inc.*	46,200	303,534
JetBlue Airways Corp.*+	119,050	679,775
Republic Airways Holdings, Inc.*	39,200	222,656
SkyWest, Inc.	45,600	568,176
US Airways Group, Inc.*	68,950	930,825

		2,704,966

Auto Components - 2.02%
China Automotive Systems, Inc.*	51,200	245,248
China XD Plastics Co., Ltd.*+	16,000	61,440
Cooper Tire & Rubber Co.	40,850	1,035,956
Exide Technologies*	143,500	490,770
Federal-Mogul Corp.*	56,400	452,328
Modine Manufacturing Co.*	28,900	234,957
Shiloh Industries, Inc.	6,950	71,585
SORL Auto Parts, Inc.*+	25,000	61,750
Spartan Motors, Inc.	12,150	59,899
Standard Motor Products, Inc.	23,300	517,726
Stoneridge, Inc.*	11,900	60,928
Strattec Security Corp.	4,380	113,048
Superior Industries International, Inc.	16,600	338,640
Tower International, Inc.*	15,600	125,580

		3,869,855

Beverages - 0.14%
Coca-Cola Bottling Co. Consolidated	3,950	262,675

Industry Company	Shares	Value

Building Products - 0.66%
Ameresco, Inc., Class A*	20,000	$ 196,200
Gibraltar Industries, Inc.*	10,100	160,792
Griffon Corp.	30,150	345,519
Nortek, Inc.*	4,900	324,625
Patrick Industries, Inc.*	11,800	183,608
Universal Forest Products, Inc.	1,200	45,648

		1,256,392

Capital Markets - 2.09%
Calamos Asset Management, Inc., Class A	36,700	387,919
Capital Southwest Corp.	4,200	418,446
CIFC Corp.*	25,200	201,600
Cowen Group, Inc., Class A*	71,600	175,420
Direct Markets Holdings Corp.*	46,900	328
FBR & Co.*	47,100	182,277
INTL. FCStone, Inc.*+	8,650	150,596
Investment Technology Group, Inc.*	63,250	569,250
Manning & Napier, Inc.	19,800	249,480
NGP Capital Resources Co.	26,300	189,886
Oppenheimer Holdings, Inc., Class A	16,250	280,638
Piper Jaffray Cos.*	16,100	517,293
SWS Group, Inc.*	39,600	209,484
Walter Investment Management Corp.*	11,200	481,824

		4,014,441

Chemicals - 2.46%
China Green Agriculture, Inc.*+	39,800	130,942
Core Molding Technologies, Inc.*	18,300	120,780
Georgia Gulf Corp.	20,300	837,984
Gulf Resources, Inc.*+	45,000	52,200
Koppers Holdings, Inc.	14,400	549,360
Kraton Performance Polymers, Inc.*	16,075	386,282
Material Sciences Corp.*	14,900	134,547
OM Group, Inc.*	20,000	444,000
OMNOVA Solutions, Inc.*	32,500	227,825
Penford Corp.*	4,850	35,793
Schulman (A.), Inc.	30,900	893,937
Stepan Co.	4,100	227,714
Tredegar Corp.	16,300	332,846
Yongye International, Inc.*+	9,900	57,717

18	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Chemicals (continued)
Zep, Inc.	19,900	$287,356

		4,719,283

Commercial Banks - 14.15%
1st Source Corp.	32,200	711,298
Access National Corp.	600	7,800
American National Bankshares, Inc.	4,560	92,066
Ameris Bancorp*	30,300	378,447
BancorpSouth, Inc.	81,400	1,183,556
Banner Corp.	15,057	462,702
BCB Bancorp, Inc.	11,300	105,542
BNC Bancorp+	5,000	40,050
C&F Financial Corp.	2,400	93,456
Camden National Corp.	1,000	33,970
Capital City Bank Group, Inc.*	22,050	250,708
Central Valley Community Bancorp	21,000	162,960
Century Bancorp, Inc., Class A	3,300	108,735
Chemical Financial Corp.	37,500	891,000
CoBiz Financial, Inc.	37,035	276,651
Columbia Banking System, Inc.	38,300	687,102
Enterprise Financial Services Corp.	24,500	320,215
Fidelity Southern Corp.*	13,348	127,473
Financial Institutions, Inc.	1,500	27,945
First Bancorp	1,600	20,512
First Bancorp, Inc.	11,800	194,346
First BanCorp. (Puerto Rico)*	254,700	1,166,526
First Busey Corp.	111,500	518,475
First Business Financial Services, Inc.	6,300	144,585
First Commonwealth Financial Corp.	92,700	632,214
First Community Bancshares, Inc.	13,100	209,207
First Financial Bancorp	68,337	999,087
First Financial Corp.	8,830	267,019
First Interstate Bancsystem, Inc.	41,800	644,974
First Merchants Corp.	33,500	497,140
First Midwest Bancorp, Inc.	90,100	1,128,052
Glacier Bancorp, Inc.	76,700	1,128,257
Great Southern Bancorp, Inc.	20,750	528,088
Hanmi Financial Corp.*	46,563	632,791
Heartland Financial USA, Inc.	1,750	45,763

Industry Company	Shares	Value

Commercial Banks (continued)
Horizon Bancorp	1,363	$26,783
Hudson Valley Holding Corp.	7,800	121,446
Independent Bank Corp.*	10,500	36,750
International Bancshares Corp.	64,600	1,166,030
Intervest Bancshares Corp.,Class A*	29,200	113,588
Lakeland Bancorp, Inc.	23,515	239,383
Macatawa Bank Corp.*	12,550	36,270
MainSource Financial Group, Inc.	22,600	286,342
MB Financial, Inc.	8,700	171,825
Mercantile Bank Corp.	500	8,250
Metro Bancorp, Inc.*	1,250	16,525
MetroCorp Bancshares, Inc.*	8,694	95,547
MidWestOne Financial Group, Inc.	12,000	246,120
NewBridge Bancorp*	800	3,704
Old National Bancorp	30,600	363,222
Orrstown Financial Services, Inc.*	9,000	88,290
Pacific Continental Corp.	22,200	216,006
Peapack Gladstone Financial Corp.	250	3,520
Peoples Bancorp, Inc.	14,950	305,429
Pinnacle Financial Partners, Inc.*	45,750	861,930
PrivateBancorp, Inc.	73,900	1,132,148
Renasant Corp.	23,700	453,618
Republic Bancorp, Inc., Class A	25,700	543,041
S&T Bancorp, Inc.	30,700	554,749
Sandy Spring Bancorp, Inc.	14,300	277,706
SCBT Financial Corp.	6,950	279,251
Shore Bancshares, Inc.	50	269
Sierra Bancorp	17,200	196,596
Southside Bancshares, Inc.+	11,000	231,660
Southwest Bancorp, Inc.*	23,900	267,680
State Bank Financial Corp.	28,600	454,168
StellarOne Corp.	31,800	449,652
Suffolk Bancorp*	11,500	150,650
Sun Bancorp, Inc.*	97,800	346,212
Taylor Capital Group, Inc.*+	11,087	200,120
Trico Bancshares	22,400	375,200
Union First Market Bankshares Corp.	3,200	50,464
United Community Banks, Inc.*	32,770	308,693
Univest Corp. of Pennsylvania	10,000	171,000

www.bridgewayomni.com	19

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Virginia Commerce Bancorp, Inc.*	27,000	$ 241,650
Washington Banking Co.	11,800	160,716
WesBanco, Inc.	21,490	477,508
Wintrust Financial Corp.	17,000	623,900
Yadkin Valley Financial Corp.*	23,100	67,914

		27,140,237

Commercial Services & Supplies - 4.85%
ABM Industries, Inc.	32,300	644,385
AMREP Corp.*	10,300	154,912
Asset Acceptance Capital Corp.*	29,500	132,750
Asta Funding, Inc.	20,350	193,528
Brink’s Co. (The)	40,900	1,166,877
Casella Waste Systems, Inc., Class A*	21,350	93,513
Consolidated Graphics, Inc.*	7,950	277,614
Courier Corp.	9,350	102,850
Deluxe Corp.	33,000	1,063,920
EnergySolutions, Inc.*	80,600	251,472
Geo Group, Inc. (The)	35,400	998,280
Herman Miller, Inc.	14,800	317,016
HNI Corp.	17,900	538,074
Intersections, Inc.	20,650	195,762
Kimball International, Inc., Class B	53,800	624,618
Metalico, Inc.*	89,600	175,616
Multi-Color Corp.	5,750	137,943
Perma-Fix Environmental Services*	71,300	48,562
Quad/Graphics, Inc.+	24,000	489,360
Standard Parking Corp.*	2,250	49,478
Standard Register Co. (The)	19,200	12,096
Sykes Enterprises, Inc.*	33,550	510,631
TMS International Corp., Class A*	18,800	235,376
TRC Cos., Inc.*	9,950	57,909
United Stationers, Inc.	23,500	728,265
Versar, Inc.*	11,400	44,004
Viad Corp.	2,200	59,752

		9,304,563

Communications Equipment - 0.92%
Bel Fuse, Inc., Class B	3,600	70,380
Black Box Corp.	16,700	406,478
Communications Systems, Inc.	6,600	68,640
Comtech Telecommunications Corp.	4,000	101,520

Industry Company	Shares	Value

Communications Equipment (continued)
Globecomm Systems, Inc.*	38,700	$ 437,310
Harmonic, Inc.*	99,100	502,437
Tessco Technologies, Inc.	7,100	157,194
Zoom Technologies, Inc.*	31,400	17,584

		1,761,543

Computers & Peripherals - 0.79%
Avid Technology, Inc.*	59,700	452,526
Datalink Corp.*	350	2,992
Dot Hill Systems Corp.*	26,900	25,219
Hutchinson Technology, Inc.*	51,000	102,000
Imation Corp.*	13,800	64,446
Novatel Wireless, Inc.*	57,700	77,318
QLogic Corp.*	36,400	354,172
STEC, Inc.*	55,000	271,150
Xyratex, Ltd.	18,900	158,949

		1,508,772

Construction & Engineering - 0.66%
Argan, Inc.	150	2,700
Michael Baker Corp.	350	8,725
Northwest Pipe Co.*	9,000	214,740
Orion Marine Group, Inc.*	45,400	331,874
Primoris Services Corp.	21,300	320,352
Sterling Construction Co., Inc.*	5,050	50,197
Tutor Perini Corp.*	24,500	335,650

		1,264,238

Construction Materials - 0.27%
Headwaters, Inc.*	60,900	521,304

Consumer Finance - 0.93%
Atlanticus Holdings Corp.*+	18,877	63,238
Cash America International, Inc.	14,900	591,083
DFC Global Corp.*	13,800	255,438
First Marblehead Corp. (The)*	4,650	3,613
Nelnet, Inc., Class A	25,900	771,561
QC Holdings, Inc.	29,300	94,932

		1,779,865

Containers & Packaging - 0.68%
AEP Industries, Inc.*	6,100	361,303
Boise, Inc.	90,825	722,059
Myers Industries, Inc.	14,750	223,462

		1,306,824

Distributors - 0.31%
Core-Mark Holding Co., Inc.	8,150	385,903

20	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Distributors (continued)
VOXX International Corp.*	31,514	$ 212,089

		597,992

Diversified Consumer Services - 1.03%
Bridgepoint Education, Inc.*+	3,400	35,020
Cambium Learning Group, Inc.*	10,400	11,544
Capella Education Co.*	12,600	355,698
Career Education Corp.*	53,750	189,200
Carriage Services, Inc.	6,550	77,749
Corinthian Colleges, Inc.*	165,750	404,430
Education Management Corp.*+	8,550	37,449
Learning Tree International, Inc.*	12,200	66,490
Lincoln Educational Services Corp.	18,625	104,114
Mac-Gray Corp.	5,950	74,672
Regis Corp.	34,050	576,126
Universal Technical Institute, Inc.	5,200	52,208

		1,984,700

Diversified Financial Services - 0.94%
Gain Capital Holdings, Inc.	39,900	163,191
Interactive Brokers Group, Inc., Class A	31,050	424,764
MicroFinancial, Inc.	22,000	160,160
PHH Corp.*+	46,000	1,046,500

		1,794,615

Diversified Telecommunication Services - 1.33%
Atlantic Tele-Network, Inc.	9,150	335,896
Cbeyond, Inc.*	25,450	230,068
Consolidated Communications Holdings, Inc.	3,892	61,961
General Communication, Inc., Class A*	21,400	205,226
Hawaiian Telcom Holdco, Inc.*	9,000	175,500
HickoryTech Corp.	2,650	25,784
IDT Corp., Class B	9,100	86,814
Iridium Communications, Inc.*+	120,925	815,035
Lumos Networks Corp.	1,325	13,277
Multiband Corp.*	1,200	1,980
Neutral Tandem, Inc.	58,000	149,060
Primus Telecommunications Group, Inc.	14,800	160,876
Vonage Holdings Corp.*	125,100	296,487

		2,557,964

Industry Company	Shares	Value

Electrical Equipment - 0.26%
Allied Motion Technologies, Inc.	250	$ 1,630
China BAK Battery, Inc.*	150	238
Coleman Cable, Inc.	17,600	163,152
General Cable Corp.*	2,000	60,820
Lihua International, Inc.	4,300	18,877
LSI Industries, Inc.	29,000	203,290
Orion Energy Systems, Inc.*	17,224	28,592
SL Industries, Inc.	400	7,200
Ultralife Corp.*	7,150	23,166

		506,965

Electronic Equipment, Instruments & Components - 4.91%
Agilysys, Inc.*	13,800	115,506
Benchmark Electronics, Inc.*	69,000	1,146,780
GSI Group, Inc.*	44,500	385,370
IEC Electronics Corp.*	8,150	55,094
Insight Enterprises, Inc.*	44,883	779,618
Itron, Inc.*	8,400	374,220
Kemet Corp.*	20,900	105,127
LoJack Corp.*	3,650	10,183
Multi-Fineline Electronix, Inc.*	38,000	767,980
Newport Corp.*	12,600	169,470
PAR Technology Corp.*	18,750	91,875
PC Connection, Inc.	32,000	368,000
PC Mall, Inc.*	6,450	40,054
Plexus Corp.*	21,800	562,440
Power-One, Inc.*+	125,050	513,956
Sanmina Corp.*	67,400	746,118
SMTC Corp.*	4,750	11,448
SYNNEX Corp.*	29,700	1,021,086
TTM Technologies, Inc.*	108,000	993,600
Viasystems Group, Inc.*	40,684	496,345
Vishay Intertechnology, Inc.*	40,000	425,200
Vishay Precision Group, Inc.*	18,500	244,570

		9,424,040

Energy Equipment & Services - 3.02%
Basic Energy Services, Inc.*+	25,400	289,814
Cal Dive International, Inc.*	136,450	236,058
Dawson Geophysical Co.*	19,000	501,220
ENGlobal Corp.*	500	265
Exterran Holdings, Inc.*	42,900	940,368
Global Geophysical Services, Inc.*	38,700	148,995
Gulfmark Offshore, Inc., Class A	28,800	992,160

www.bridgewayomni.com	21

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Energy Equipment & Services (continued)
Key Energy Services, Inc.*	66,700	$ 463,565
Mitcham Industries, Inc.*	25,350	345,520
Natural Gas Services Group, Inc.*	7,500	123,150
Parker Drilling Co.*	55,400	254,840
PHI, Inc.*	3,750	125,588
Pioneer Energy Services Corp.*	119,400	866,844
TGC Industries, Inc.	472	3,866
Vantage Drilling Co.*	137,300	251,259
Willbros Group, Inc.*	45,100	241,736

		5,785,248

Food & Staples Retailing - 2.19%
Andersons, Inc. (The)	21,800	935,220
Ingles Markets, Inc., Class A	20,200	348,652
Nash Finch Co.	11,550	245,784
Pantry, Inc. (The)*	24,900	302,037
Spartan Stores, Inc.	20,300	311,808
SUPERVALU, Inc.+	147,550	364,448
Susser Holdings Corp.*	16,850	581,157
Village Super Market, Inc., Class A	6,850	225,091
Weis Markets, Inc.	22,600	885,242

		4,199,439

Food Products - 1.24%
Chiquita Brands
International, Inc.*	9,800	80,850
Diamond Foods, Inc.+	8,900	121,663
Dole Food Co., Inc.*	41,550	476,578
Farmer Bros. Co.*	18,700	269,841
Feihe International, Inc.*	300	1,980
Fresh Del Monte Produce, Inc.	16,450	433,458
John B. Sanfilippo & Son, Inc.	8,750	159,075
Omega Protein Corp.*	44,850	274,482
Seneca Foods Corp., Class A*	1,350	41,040
SkyPeople Fruit Juice, Inc.*	51,000	102,510
Zhongpin, Inc.*	32,100	412,164

		2,373,641

Health Care Equipment & Supplies - 0.81%
Alphatec Holdings, Inc.*	100,000	165,000
Fonar Corp.*	13,600	58,888
Invacare Corp.	48,550	791,365
Medical Action Industries, Inc.*	36,350	97,782
NuVasive, Inc.*	22,900	354,034
RTI Biologics, Inc.*	10,000	42,700

Industry Company	Shares	Value

Health Care Equipment & Supplies (continued)
Symmetry Medical, Inc.*	1,300	$ 13,676
Theragenics Corp.*	18,250	29,017

		1,552,462

Health Care Providers & Services - 3.10%
Addus HomeCare Corp.*	700	4,984
Almost Family, Inc.	14,050	284,653
Amedisys, Inc.*	47,250	532,508
AMN Healthcare Services, Inc.*	32,800	378,840
Amsurg Corp.*	11,100	333,111
BioScrip, Inc.*	9,500	102,315
CardioNet, Inc.*	34,479	78,612
Cross Country Healthcare, Inc.*	7,200	34,560
Emeritus Corp.*	16,600	410,352
Ensign Group, Inc. (The)	10,200	277,338
Five Star Quality Care, Inc.*	74,700	374,247
Healthways, Inc.*	29,321	313,735
Kindred Healthcare, Inc.*	16,600	179,612
Molina Healthcare, Inc.*	28,600	773,916
PharMerica Corp.*	5,300	75,472
Providence Service Corp. (The)*	16,150	274,388
Select Medical Holdings Corp.+	68,250	643,598
Skilled Healthcare Group, Inc., Class A*	14,650	93,320
Triple-S Management Corp., Class B*	31,500	581,805
Universal American Corp.	22,525	193,490

		5,940,856

Hotels, Restaurants & Leisure - 4.85%
Ark Restaurants Corp.	200	3,370
Bob Evans Farms, Inc.	17,225	692,445
Boyd Gaming Corp.*+	112,400	746,336
Carrols Restaurant Group, Inc.*	7,825	46,794
CEC Entertainment, Inc.	8,500	282,115
Cracker Barrel Old Country Store, Inc.	15,200	976,752
DineEquity, Inc.*	12,475	835,825
Dover Downs Gaming & Entertainment, Inc.	14,000	30,800
Einstein Noah Restaurant Group, Inc.	6,050	73,870
Famous Dave’s of America, Inc.*	1,650	15,164
Fiesta Restaurant Group, Inc.*	7,825	119,879
Frisch’s Restaurants, Inc.	2,400	44,400

22	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Full House Resorts, Inc.*	1,550	$ 5,348
Isle of Capri Casinos, Inc.*	72,150	404,040
Jack in the Box, Inc.*	24,550	702,130
Kona Grill, Inc.*	300	2,601
Lakes Entertainment, Inc.*	23,900	71,700
Luby’s, Inc.*	42,500	284,325
Marcus Corp.	8,800	109,736
Monarch Casino & Resort, Inc.*	22,300	243,293
MTR Gaming Group, Inc.*	9,900	41,283
Nevada Gold & Casinos, Inc.*	7,000	5,390
Pinnacle Entertainment, Inc.*	46,100	729,763
Red Robin Gourmet Burgers, Inc.*	14,650	516,998
Ruby Tuesday, Inc.*	34,500	271,170
Ruth’s Hospitality Group, Inc.*	29,250	212,648
Scientific Games Corp., Class A*	42,150	365,440
Sonic Corp.*	19,850	206,638
Speedway Motorsports, Inc.	19,450	346,988
Town Sports International Holdings, Inc.	23,000	244,950
WMS Industries, Inc.*	37,900	663,250

		9,295,441

Household Durables - 0.77%
Comstock Holding Cos., Inc.*	700	812
CSS Industries, Inc.	8,058	176,390
Flexsteel Industries, Inc.	150	3,218
Hooker Furniture Corp.	9,300	135,129
La-Z-Boy, Inc.	26,000	367,900
Libbey, Inc.*	22,805	441,277
Lifetime Brands, Inc.	10,199	108,211
NACCO Industries, Inc., Class A	1,350	81,931
Stanley Furniture Co., Inc.*	35,100	157,950
Universal Electronics, Inc.*	600	11,610

		1,484,428

Household Products - 0.47%
Central Garden & Pet Co.,
Class A*	33,200	346,940
Harbinger Group, Inc.*	70,100	539,069
Oil-Dri Corp. of America	450	12,420

		898,429

Independent Power Producers & Energy Traders - 0.03%
Genie Energy, Ltd., Class B	9,100	64,610

Industry Company	Shares	Value

Insurance - 5.34%
American Equity Investment Life Holding Co.	44,250	$ 540,292
American Safety Insurance Holdings, Ltd.*	12,350	233,662
Baldwin & Lyons, Inc., Class B	6,100	145,546
Crawford & Co., Class B	20,350	162,393
Eastern Insurance Holdings, Inc.	11,300	193,004
EMC Insurance Group, Inc.	2,850	68,058
FBL Financial Group, Inc., Class A	19,666	672,774
Fortegra Financial Corp.*	27,600	245,364
Hallmark Financial Services, Inc.*	4,000	37,560
Homeowners Choice, Inc.+	4,000	83,160
Horace Mann Educators Corp.	23,050	460,078
Independence Holding Co.	7,810	74,351
Infinity Property & Casualty Corp.	9,200	535,808
Maiden Holdings, Ltd.	37,550	345,085
Meadowbrook Insurance Group, Inc.	30,800	178,024
Montpelier Re Holdings, Ltd.	43,950	1,004,697
National Financial Partners Corp.*	28,110	481,805
National Western Life Insurance Co., Class A	2,050	323,367
Navigators Group, Inc. (The)*	8,950	457,077
Safety Insurance Group, Inc.	7,100	327,807
Selective Insurance Group, Inc.	43,500	838,245
State Auto Financial Corp.	18,350	274,149
Stewart Information Services Corp.	12,450	323,700
Symetra Financial Corp.	69,750	905,355
Tower Group, Inc.	50,006	888,607
United Fire Group, Inc.	12,500	273,000
Universal Insurance Holdings, Inc.	40,650	178,047

		10,251,015

Internet & Catalog Retail - 0.40%
1-800-Flowers.com, Inc.,
Class A*	23,200	85,144
dELiA*s, Inc.*	14,700	17,199
Nutrisystem, Inc.+	24,500	200,655
Orbitz Worldwide, Inc.*	71,850	195,432

www.bridgewayomni.com	23

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Internet & Catalog Retail (continued)
Overstock.com, Inc.*+	18,100	$ 259,011

		757,441
Internet Software & Services - 1.85%
Digital River, Inc.*	39,700	571,283
EarthLink, Inc.	159,000	1,027,140
Monster Worldwide, Inc.*	151,900	853,678
QuinStreet, Inc.*+	74,125	498,120
Tucows, Inc.*	57,800	83,232
United Online, Inc.	90,800	507,572

		3,541,025

IT Services - 2.20%
Acxiom Corp.*	31,800	555,228
Analysts International Corp.*	4,300	13,588
CACI International, Inc., Class A*	16,975	934,134
CIBER, Inc.*	157,501	526,053
CSG Systems International, Inc.*	1,600	29,088
Dynamics Research Corp.*	11,350	66,398
Edgewater Technology, Inc.*	6,100	23,180
Global Cash Access Holdings, Inc.*	11,950	93,688
Hackett Group, Inc. (The)	2,800	11,984
Lender Processing Services, Inc.	13,900	342,218
Mantech International Corp., Class A+	48,200	1,250,308
NCI, Inc., Class A*	9,700	45,493
Online Resources Corp.*	40,974	93,011
Pfsweb, Inc.*	450	1,278
TNS, Inc.*	11,000	228,030

		4,213,679

Leisure Equipment & Products - 0.09%
Arctic Cat, Inc.*	450	15,025
Johnson Outdoors, Inc., Class A*	3,950	78,684
Nautilus, Inc.*	10,786	37,859
Summer Infant, Inc.*	27,700	48,198

		179,766

Life Sciences Tools & Services - 0.03%
Cambrex Corp.*	5,800	66,004

Machinery - 1.49%
Accuride Corp.*	102,200	328,062
Albany International Corp., Class A	9,200	208,656
Ampco-Pittsburgh Corp.	3,700	73,926

Industry Company	Shares	Value

Machinery (continued)
Briggs & Stratton Corp.	21,450	$ 452,166
China Valves Technology, Inc.*	52,700	23,715
Cleantech Solutions International, Inc.*+	12,000	47,400
Columbus McKinnon Corp.*	19,700	325,444
Commercial Vehicle Group, Inc.*	22,100	181,441
FreightCar America, Inc.	6,100	136,762
Greenbrier Cos., Inc.*	25,200	407,484
Hardinge, Inc.	400	3,976
Hyster-Yale Materials Handling, Inc.	2,700	131,760
John Bean Technologies Corp.	1,820	32,341
LB Foster Co., Class A	1,750	76,020
Lydall, Inc.*	550	7,887
Miller Industries, Inc.	150	2,288
Mueller Water Products, Inc., Class A	7,200	40,392
NF Energy Saving Corp.*	16,900	17,238
NN, Inc.*	29,500	270,220
Supreme Industries, Inc., Class A*	29,000	98,890

		2,866,068

Marine - 0.19%
Eagle Bulk Shipping, Inc.*+	187	280
Excel Maritime Carriers, Ltd.*	101,600	44,196
Genco Shipping & Trading, Ltd.*+	48,750	170,138
International Shipholding Corp.	7,850	129,368
Ultrapetrol Bahamas, Ltd.*	10,900	17,985

		361,967

Media - 2.02%
AH Belo Corp., Class A	33,800	157,170
Ballantyne Strong, Inc.*	14,300	47,190
Belo Corp., Class A	4,750	36,432
Cumulus Media, Inc., Class A*	69,865	186,540
Dex One Corp.*	72,000	113,760
Digital Generation, Inc.*	210	2,281
E.W. Scripps Co., Class A (The)*	14,600	157,826
Entercom Communications Corp., Class A*	37,050	258,609
Entravision Communications Corp., Class A	36,350	60,341

24	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Media (continued)
Gray Television, Inc.*	58,950	$ 129,690
Journal Communications, Inc., Class A*	47,450	256,704
Lee Enterprises, Inc.*	4,050	4,617
McClatchy Co., Class A (The)*	100,000	327,000
Media General, Inc., Class A*+	800	3,440
New York Times Co., Class A (The)*	60,550	516,492
Radio One, Inc., Class D*	20,350	15,466
Reading International, Inc., Class A*	9,900	59,499
Salem Communications Corp., Class A	25,700	140,322
Scholastic Corp.	31,900	942,964
Valassis Communications, Inc.+	17,700	456,306

		3,872,649

Metals & Mining - 2.46%
Friedman Industries, Inc.	3,500	35,420
Golden Star Resources, Ltd.*	287,500	529,000
Handy & Harman, Ltd.*	13,300	200,431
Horsehead Holding Corp.*	8,900	90,869
Jaguar Mining, Inc.*+	80,400	50,773
Materion Corp.	30,600	788,868
Noranda Aluminum Holding Corp.	73,400	448,474
Olympic Steel, Inc.	18,000	398,520
Revett Minerals, Inc.*	60,000	169,200
Schnitzer Steel Industries, Inc., Class A	41,200	1,249,596
Worthington Industries, Inc.	29,100	756,309

		4,717,460

Multiline Retail - 0.28%
Bon-Ton Stores, Inc. (The)	9,050	109,686
Fred’s, Inc., Class A	16,250	216,288
Tuesday Morning Corp.*	32,950	205,937

		531,911

Oil, Gas & Consumable Fuels - 5.34%
Adams Resources & Energy, Inc.	400	14,028
Alon USA Energy, Inc.	50,700	917,163
Bill Barrett Corp.*	10,700	190,353
BioFuel Energy Corp.*+	10,000	36,800
Callon Petroleum Co.*	56,300	264,610
Clayton Williams Energy, Inc.*	5,600	224,000

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Cloud Peak Energy, Inc.*	44,300	$ 856,319
Comstock Resources, Inc.*	38,500	582,505
Crimson Exploration, Inc.*	64,200	175,908
Crosstex Energy, Inc.	35,600	510,504
Delek US Holdings, Inc.	22,900	579,828
Double Eagle Petroleum Co.*	12,050	47,477
EPL Oil & Gas, Inc.*	11,300	254,815
Forest Oil Corp.*	35,500	237,495
Gran Tierra Energy, Inc.*	60,200	331,702
Green Plains Renewable Energy, Inc.*	26,450	209,219
Hallador Energy Co.	7,800	64,428
James River Coal Co.*+	20,900	66,880
L&L Energy, Inc.*	15,200	28,880
Longwei Petroleum Investment Holding, Ltd.*+	113,000	238,430
PDC Energy, Inc.*	15,380	510,770
Penn Virginia Corp.	92,900	409,689
PostRock Energy Corp.*	12,000	17,760
Resolute Energy Corp.*+	76,629	622,994
REX American Resources Corp.*	10,550	203,509
Stone Energy Corp.*	45,300	929,556
Swift Energy Co.*	34,100	524,799
Teekay Tankers, Ltd.+	80,800	234,320
U.S. Energy Corp.*	20,200	30,300
W&T Offshore, Inc.+	47,800	766,234
Warren Resources, Inc.*	17,380	48,838
Western Refining, Inc.	4,300	121,217

		10,251,330

Paper & Forest Products - 1.46%
Clearwater Paper Corp.*	9,500	372,020
KapStone Paper & Packaging Corp.	20,575	456,559
Mercer International, Inc.*	66,850	478,646
Neenah Paper, Inc.	3,100	88,257
Orient Paper, Inc.	34,250	61,308
PH Glatfelter Co.	29,500	515,660
Resolute Forest Products*+	29,700	393,228
Wausau Paper Corp.	49,550	429,103

		2,794,781

Personal Products - 0.11%
Nutraceutical International Corp.	8,950	148,033
Synutra International, Inc.*	14,700	68,061

		216,094

www.bridgewayomni.com	25

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Pharmaceuticals - 0.00%
Cornerstone Therapeutics, Inc.*	900	$4,257

Professional Services - 1.44%
Barrett Business Services, Inc.	10,800	411,372
CBIZ, Inc.*	5,275	31,175
CDI Corp.	13,500	231,255
CRA International, Inc.*	10,700	211,539
Dolan Co. (The)*	41,000	159,490
Heidrick & Struggles International, Inc.	13,950	212,877
Hudson Global, Inc.*	34,300	153,664
ICF International, Inc.*	10,400	243,776
Insperity, Inc.	17,300	563,288
Kelly Services, Inc., Class A	8,800	138,512
Navigant Consulting, Inc.*	14,600	162,936
RCM Technologies, Inc.	400	2,020
RPX Corp.*	7,796	70,476
VSE Corp.	7,130	174,756

		2,767,136

Road & Rail - 0.89%
Arkansas Best Corp.	8,500	81,175
Avis Budget Group, Inc.*	49,700	985,054
Celadon Group, Inc.	4,400	79,508
Covenant Transportation Group, Inc., Class A*	2,550	14,101
Marten Transport, Ltd.	8,644	158,963
Saia, Inc.*	3,150	72,828
Swift Transportation Co.*	20,000	182,400
Universal Truckload Services, Inc.	7,503	136,930
USA Truck, Inc.*	450	1,544

		1,712,503

Semiconductors & Semiconductor Equipment - 2.42%
Advanced Energy Industries, Inc.*	11,800	162,958
Alpha & Omega Semiconductor, Ltd.*	40,000	336,000
Amkor Technology, Inc.*+	169,400	719,950
AXT, Inc.*	40,300	113,243
GT Advanced Technologies, Inc.*+	50,800	153,416
Integrated Silicon Solution, Inc.*	36,394	327,546
inTEST Corp.	10,150	28,420
Kulicke & Soffa Industries, Inc.*	41,600	498,784
Magnachip Semiconductor Corp.*	33,100	526,952
MEMSIC, Inc.*	30,000	100,200

Industry Company	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Pericom Semiconductor
Corp.*	31,500	$252,945
Photronics, Inc.*	118,170	704,293
Spansion, Inc., Class A*	18,700	260,117
TriQuint Semiconductor, Inc.*	45,900	222,156
Ultra Clean Holdings*	46,100	226,351

		4,633,331

Software - 0.22%
Cinedigm Digital Cinema
Corp., Class A*	2,200	3,080
Majesco Entertainment Co.*	33,500	35,175
Net 1 UEPS Technologies, Inc.*	15,700	80,227
NetSol Technologies, Inc.*+	11,100	66,045
TeleCommunication Systems, Inc., Class A*	99,900	246,753

		431,280

Specialty Retail - 6.08%
Aeropostale, Inc.*	40,750	530,158
ANN, Inc.*	27,100	917,064
Appliance Recycling Centers of America, Inc.*	4,300	5,676
Asbury Automotive Group, Inc.*	16,075	514,882
Barnes & Noble, Inc.*+	43,800	660,942
Body Central Corp.*	18,000	179,280
Books-A-Million, Inc.*	350	931
Brown Shoe Co., Inc.	25,150	462,006
Build-A-Bear Workshop, Inc.*	3,800	14,516
Casual Male Retail Group, Inc.*	31,500	132,300
Children’s Place Retail Stores, Inc. (The)*	10,800	478,332
Citi Trends, Inc.*	21,050	289,648
Conn’s, Inc.*+	23,400	717,912
Destination Maternity Corp.	2,028	43,724
Group 1 Automotive, Inc.	19,600	1,215,004
Haverty Furniture Cos., Inc.	5,000	81,550
hhgregg, Inc.*+	41,450	290,979
Hot Topic, Inc.	28,050	270,682
Kirkland’s, Inc.*	3,900	41,301
New York & Co., Inc.*	26,300	100,203
Office Depot, Inc.*	368,000	1,207,040
OfficeMax, Inc.	36,950	360,632
Pep Boys-Manny, Moe & Jack (The)	37,250	366,168
Perfumania Holdings, Inc.*+	7,300	35,916
RadioShack Corp.+	43,500	92,220

26	Semi-Annual Report | December 31, 2012 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2012 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
rue21, inc.*	8,400	$ 238,476
Shoe Carnival, Inc.	15,525	318,107
Sonic Automotive, Inc., Class A	24,650	514,938
Stage Stores, Inc.	24,700	612,066
Stein Mart, Inc.	32,400	244,296
Systemax, Inc.	11,000	106,150
TravelCenters of America LLC*	34,150	160,505
West Marine, Inc.*	22,679	243,799
Wet Seal, Inc., Class A (The)*	79,350	219,006

		11,666,409

Textiles, Apparel & Luxury Goods - 1.23%
Crown Crafts, Inc.+	21,000	105,000
Culp, Inc.	5,650	84,807
Delta Apparel, Inc.*	13,200	184,536
Jones Group, Inc. (The)+	36,400	402,584
Perry Ellis International, Inc.	19,800	394,020
Quiksilver, Inc.*	43,100	183,175
Rocky Brands, Inc.*	3,150	41,013
Skechers U.S.A., Inc., Class A*	31,600	584,600
Unifi, Inc.*	29,100	378,591

		2,358,326

Thrifts & Mortgage Finance - 2.95%
Astoria Financial Corp.	120,900	1,131,624
Bank Mutual Corp.	62,600	269,180
BankFinancial Corp.	25,100	186,242
BBX Capital Corp., Class A*	590	3,953
Cape Bancorp, Inc.	16,800	145,992
Doral Financial Corp.*	56,100	40,622
ESB Financial Corp.	1,708	23,690
Federal Agricultural Mortgage Corp., Class C	16,500	536,250
First Defiance Financial Corp.	15,750	302,242
First Financial Holdings, Inc.	24,960	326,477
First Financial Northwest, Inc.*	26,400	199,320
First Pactrust Bancorp, Inc.	9,100	111,657
Flushing Financial Corp.	21,000	322,140
Heritage Financial Group, Inc.	12,200	168,238
Home Federal Bancorp, Inc.	19,300	239,899
Meta Financial Group, Inc.	300	6,840

Industry Company	Shares	Value

Thrifts & Mortgage Finance (continued)
MutualFirst Financial, Inc.	8,700	$ 101,268
NASB Financial, Inc.*+	500	10,685
Provident Financial Services, Inc.	67,400	1,005,608
Provident New York Bancorp	24,200	225,302
Pulaski Financial Corp.+	800	7,160
United Community Financial Corp.*	33,400	96,526
WSFS Financial Corp.	4,870	205,758

		5,666,673

Trading Companies & Distributors - 0.29%
Aircastle, Ltd.	32,700	410,058
Willis Lease Finance Corp.*	10,750	153,832

		563,890

Wireless Telecommunication Services - 0.61%
Leap Wireless International, Inc.*+	112,500	748,125
NTELOS Holdings Corp.	12,625	165,514
Shenandoah Telecommunications Co.	15,700	240,367
USA Mobility, Inc.	1,300	15,184

		1,169,190

TOTAL COMMON STOCKS - 98.22%		188,422,390

(Cost $176,358,009)

	Rate^	Shares	Value
MONEY MARKET FUND - 1.11%
BlackRock FedFund	0.01%	2,134,206	2,134,206

TOTAL MONEY MARKET FUND - 1.11%			2,134,206

(Cost $2,134,206)

TOTAL INVESTMENTS - 99.33%			$190,556,596
(Cost $178,492,215)
Other Assets in Excess of Liabilities - 0.67%			1,276,911

NET ASSETS - 100.00%			$191,833,507

*	Non-income producing security.
^	Rate disclosed as of December 31, 2012.
+	This security or a portion of the security is out on loan at December 31, 2012. Total loaned securities had a value of $10,456,391 at December 31, 2012.

LLC - Limited Liability Company

www.bridgewayomni.com	27

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2012 is as follows (See Note 2 in Notes to Financial Statements):
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$188,422,390	$ —	$—	$188,422,390
Money Market Fund	—	2,134,206	—	2,134,206

TOTAL	$188,422,390	$2,134,206	$—	$190,556,596

See Notes to Financial Statements.

28	Semi-Annual Report | December 31, 2012 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012 (Unaudited) ASSETS	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Investments at value	$214,811,772	$190,556,596
Receivables:
Portfolio securities sold	1,063,164	697,594
Fund shares sold	1,529,159	3,285,026
Dividends and interest	88,759	80,673
Prepaid expenses	35,080	22,710
Total assets	217,527,934	194,642,599
LIABILITIES
Payables:
Portfolio securities purchased	1,949,680	2,523,034
Fund shares redeemed	830,882	173,596
Accrued Liabilities:
Investment advisory fees	51,712	46,558
Administration fees	6,580	5,504
Directors’ fees	3,022	2,105
Other	47,083	58,295
Total liabilities	2,888,959	2,809,092
NET ASSETS	$214,638,975	$191,833,507
NET ASSETS REPRESENT
Paid-in capital	$189,968,440	$177,027,083
Distributions in excess of net investment income	(4,851)	(691)
Accumulated net realized gain on investments	2,653,235	2,742,734
Net unrealized appreciation on investments	22,022,151	12,064,381
NET ASSETS	$214,638,975	$191,833,507
Shares of common stock outstanding of $.001 par value*	18,026,857	17,688,934
Net asset value, offering price and redemption price per share	$11.91	$10.84
Total investments at cost	$192,789,621	$178,492,215

* See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

www.bridgewayomni.com	29

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2012 (Unaudited)	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
INVESTMENT INCOME
Dividends	$2,673,747	$2,071,650
Securities lending	238,527	153,352
Total Investment Income	2,912,274	2,225,002
EXPENSES
Investment advisory fees	491,367	370,740
Administration fees	37,577	28,342
Accounting fees	46,336	45,853
Transfer agent fees	7,541	6,363
Professional fees	34,961	27,863
Custody fees	7,431	9,130
Blue sky fees	4,847	15,497
Directors’ and officers’ fees	16,360	11,860
Shareholder servicing fees	62,695	49,083
Reports to shareholders	17,045	12,272
Miscellaneous expenses	26,901	19,255
Total Expenses	753,061	596,258
Less investment advisory fees waived	(163,419)	(151,370)
Net Expenses	589,642	444,888
NET INVESTMENT INCOME	2,322,632	1,780,114
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	4,995,229	3,597,982
Change in Unrealized Appreciation (Depreciation) on:
Investments	11,343,233	8,446,380
Net Realized and Unrealized Gain on Investments	16,338,462	12,044,362
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,661,094	$13,824,476

See Notes to Financial Statements.

30	Semi-Annual Report | December 31, 2012 (Unaudited)

STATEMENTS OF CHANGES IN NET ASSETS

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Six Months Ended December 31, 2012	For the Period August 31, 2011[1] through June 30, 2012	Six Months Ended December 31, 2012	Year Ended June 30, 2012
	(Unaudited)		(Unaudited)
OPERATIONS
Net investment income	$2,322,632	$747,328	$1,780,114	$785,043
Net realized gain (loss) on investments	4,995,229	(145,793)	3,597,982	(827,085)
Net change in unrealized appreciation (depreciation) on investments	11,343,233	10,678,918	8,446,380	3,181,198
Net increase in net assets resulting from operations	18,661,094	11,280,453	13,824,476	3,139,156
DISTRIBUTIONS:
From net investment income	(2,835,617)	(218,329)	(2,235,902)	(379,007)
From net realized gains	(2,196,201)	-	-	-
Net decrease in net assets resulting from distributions	(5,031,818)	(218,329)	(2,235,902)	(379,007)
SHARE TRANSACTIONS:
Proceeds from sale of shares	34,618,845	178,590,444	63,698,026	112,796,648
Reinvestment of distributions	5,031,818	218,329	2,235,803	379,007
Cost of shares redeemed	(18,193,671)	(10,318,190)	(12,905,212)	(26,664,208)
Net increase in net assets resulting from share transactions	21,456,992	168,490,583	53,028,617	86,511,447
Net increase in net assets	35,086,268	179,552,707	64,617,191	89,271,596
NET ASSETS:
Beginning of period	179,552,707	-	127,216,316	37,944,720
End of period*	$214,638,975	$179,552,707	$191,833,507	$127,216,316
SHARES ISSUED & REDEEMED
Issued	3,016,950	17,113,203	6,067,954	11,927,426
Distributions reinvested	422,842	21,942	206,255	41,833
Redeemed	(1,567,357)	(980,723)	(1,245,876)	(2,861,204)
Net increase in shares	1,872,435	16,154,422	5,028,333	9,108,055
Outstanding at beginning of period	16,154,422	-	12,660,601	3,552,546
Outstanding at end of period	18,026,857	16,154,422	17,688,934	12,660,601
* Including undistributed (distributions in excess of) net investment income of:	$(4,851)	$508,134	$(691)	$455,097

1Commencement of operations.

See Notes to Financial Statements.

www.bridgewayomni.com	31

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain\(Loss)		Total from Investment Operations

OMNI SMALL-CAP VALUE

Period Ended December 31, 2012 (Unaudited)	$11.11	$0.14	$0.95		$1.09
Period Ended June 30, 2012(d)	10.00	0.08	1.06		1.14

OMNI TAX-MANAGED SMALL-CAP VALUE

Period Ended December 31, 2012 (Unaudited)	10.05	0.13	0.79		0.92
Year Ended June 30, 2012	10.68	0.09	(0.67	)(e)	(0.58)
Period Ended June 30, 2011(f)	10.00	0.03	0.65		0.68

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Annualized for periods less than one year.
(c)	Total return may have been lower had various fees not been waived during the period.
(d)	Commenced operations on August 31, 2011.
(e)	Realized and unrealized gain (loss) per share do not correlate to the aggregate of the net unrealized gain in the Statements of Changes in Net Assets for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(f)	Commenced operations on December 31, 2010.

See Notes to Financial Statements.

32	Semi-Annual Report | December 31, 2012 (Unaudited)

Less Distributions to Shareholders from:						Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets End of Period (000’s)	Expenses Before Waivers and Reimbursements(b)	Expenses After Waivers and Reimbursements(b)	Net Investment Income After Waivers and Reimbursements(b)	Portfolio Turnover Rate

$(0.13)	$(0.16)	$(0.29)	$11.91	9.80	%(c)	$214,639	0.77%	0.60%	2.36%	13%
-	(0.03)	(0.03)	11.11	11.41	%(c)	$179,553	0.84%	0.60%	0.92%	8%

-	(0.13)	(0.13)	10.84	9.19	%(c)	191,834	0.80%	0.60%	2.40%	18%
-	(0.05)	(0.05)	10.05	(5.41	%)(c)	127,216	0.90%	0.60%	0.95%	26%
-	-	-	10.68	6.80	%(c)	37,945	1.56%	0.60%	0.57%	7%

www.bridgewayomni.com	33

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 11 investment funds as of December 31, 2012 (each, a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2012, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Bridgeway Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities, Options and Other Investments Valuation Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale price on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. If there is no closing price on the NYSE, the portfolio security will be valued using a composite price, which is defined as the last price for the security on any exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Funds’ NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

34	Semi-Annual Report | December 31, 2012 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Money market fund investments consist of mutual funds which invest primarily in securities that are valued at amortized cost, a Level 2 investment. Therefore, the money market funds are classified as Level 2 investments.

—	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2012 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the period ended December 31, 2012, there were no transfers between Level 1 and Level 2 in any of the Funds. Details regarding transfers into, and transfers out of, Level 3 can be found at the end of each Schedule of Investments for Funds that hold Level 3 securities.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. A Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

term of the loan will be for the account of a Fund. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of December 31, 2012, the Funds had securities on loan and related collateral with values shown below:

Bridgeway Fund	Securities on Loan Value	Value of Collateral

Omni Small-Cap Value	$13,117,516	$13,274,995
Omni Tax-Managed Small-Cap Value	10,456,391	10,601,442

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2012, the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Funds provide for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Management Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

36	Semi-Annual Report | December 31, 2012 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

Expense limitations:  The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the period ended December 31, 2012. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ending 12/31/12

Omni Small-Cap Value*	0.60%	$163,419
Omni Tax-Managed Small-Cap Value*	0.60%	151,370

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Funds to exceed the expense limitation in the agreement. The Omni Small-Cap Value Fund has recoupable expenses of $184,328 and $163,419, which expire on June 30, 2015 and June 30, 2016, respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $85,793, $243,003, and $151,370, which expire June 30, 2014, June 30, 2015, and June 30, 2016, respectively.

Other Related Party Transactions:  The Bridgeway Funds will engage in inter-portfolio trades between funds when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales for the Funds during the period ended December 31, 2012 were as follows:

Bridgeway Fund	Inter-portfolio Purchases	Inter-portfolio Sales

Omni Small-Cap Value	$8,260,863	$3,879,445
Omni Tax-Managed Small-Cap Value	8,114,441	3,317,571

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $535,000 payable in equal monthly installments. During the period ended December 31, 2012, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $37,577 and $28,342, respectively.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Another director of Bridgeway, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Bridgeway Funds.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

Board of Directors Compensation  Independent Directors are paid an annual retainer of $14,000 with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Independent Directors are paid $6,000 per meeting for meeting fees. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

The Independent Directors receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. The amount of Directors’ fees attributable to each Fund is disclosed in the Statement of Operations.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2012 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$ -	$43,234,369	$ -	$ 25,860,824
Omni Tax-Managed Small-Cap Value	-	76,809,235	-	26,543,967

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies and distribute income to the extent necessary so that such Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis)  The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2012, were as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$ 33,934,135	$ 22,552,561
Gross depreciation (excess of tax cost over value)	(11,911,984)	10,529,762)
Net unrealized appreciation (depreciation)	$ 22,022,151	$ 12,022,799
Cost of investments for income tax purposes	$192,789,621	$178,533,797

The differences between book and tax net unrealized appreciation (depreciation) are due to wash sale loss deferrals.

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

38	Semi-Annual Report | December 31, 2012 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

The Omni Small-Cap Value Fund commenced operations on August 31, 2011 and the Omni Tax-Managed Small-Cap Value Fund commenced operations on December 31, 2010. There were no cash distributions paid during the period ended June 30, 2011. The tax character of the distributions paid by the Funds during the fiscal year ended June 30, 2012, are as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
	Year Ended June 30, 2012	Year Ended June 30, 2012
Distributions paid from:
Ordinary Income	$218,329	$379,007
Total	$218,329	$379,007

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration and will retain their character as either short-term or long-term capital losses. At June 30, 2012, the Omni Tax-Managed Small-Cap Value Fund had $691,466 of short-term capital loss carryforwards available for tax purposes with an indefinite expiration date. There are no capital loss carryovers for Omni Small-Cap Value Fund as of June 30, 2012.

Components of Accumulated Earnings (Deficit)  As of June 30, 2012, the components of accumulated earnings (deficit) on a tax basis were:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Undistributed Net Investment Income	$ 508,151	$ 455,114
Accumulated Net Realized Loss on Investments*	(145,793)	(784,480)
Net Unrealized Appreciation of Investments	10,678,901	3,547,216
Total	$11,041,259	$3,217,850

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2013. The Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund have deferred post October losses of $145,793 and $93,014, respectively.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 19, 2013. Advances under the Facility are limited to $10,000,000 in total for all Bridgeway Funds and advances to each Bridgeway Fund shall not exceed certain limits set forth in the credit agreement, including but not limited to, the maximum amount a Bridgeway Fund is permitted to borrow under the 1940 Act.

The Bridgeway Funds incur a commitment fee of 0.05% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Bridgeway Funds. Interest expense is charged directly to a Bridgeway Fund based upon actual amounts borrowed by such Bridgeway Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

For the period ended December 31, 2012, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Small-Cap Value	1.46%	$496,741	27	$538	$813,000
Omni Tax-Managed Small-Cap Value	1.49%	720,333	3	88	1,027,000

[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

There were no outstanding borrowings by the Funds under this line of credit as of December 31, 2012.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

40	Semi-Annual Report | December 31, 2012 (Unaudited)

OTHER INFORMATION

December 31, 2012 (unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2012 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedule of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

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DISCLOSURE OF FUND EXPENSES

December 31, 2012 (unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2012 and held until December 31, 2012.

Actual Expenses.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/12	Ending Account Value at 12/31/12	Expense Ratio	Expenses Paid During Period* 7/1/12 - 12/31/12

Bridgeway Omni Small-Cap Value
Actual Fund Return	$1,000.00	$1,098.00	0.60%	$3.17
Hypothetical Fund Return	$1,000.00	$1,022.18	0.60%	$3.06

Bridgeway Omni Tax-Managed Small-Cap Value
Actual Fund Return	$1,000.00	$1,091.90	0.60%	$3.16
Hypothetical Fund Return	$1,000.00	$1,022.18	0.60%	$3.06

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (184) divided by the number of days in the fiscal year (365).

42	Semi-Annual Report | December 31, 2012 (Unaudited)

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BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To  find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on  the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address:  publicinfo@sec.gov.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	The Registrant made no divestments of securities in accordance with section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Michael D. Mulcahy
Michael D. Mulcahy, President and Principal Executive Officer
(principal executive officer)

Date	March 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael D. Mulcahy
Michael D. Mulcahy, President and Principal Executive Officer
(principal executive officer)

Date	March 5, 2013

By (Signature and Title)*	/s/ Linda G. Giuffré
Linda G. Giuffré, Treasurer and Principal Financial Officer
(principal financial officer)

Date	March 5, 2013

* Print the name and title of each signing officer under his or her signature.